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                                                                    EXHIBIT 10.7



                      PACIFIC AEROSPACE & ELECTRONICS, INC.
                              430 Olds Station Road
                           Wenatchee, Washington 98801
                    5.0% Senior Secured Notes due May 1, 2007


                                                      Dated as of March 19, 2002


Jefferies & Company, Inc.
11100 Santa Monica Boulevard, 10th Floor
Los Angeles, California 90025


Ladies and Gentlemen:


               Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), hereby agrees with the Initial Purchaser (as defined herein) and First Union National Bank, a national banking association, as Collateral Agent (in such capacity, the "Collateral Agent"), as follows:

SECTION 1.       AUTHORIZATION OF NOTES


               The Company will authorize the issuance and sale of $36,000,000 aggregate principal amount of its 5.0% Senior Secured Notes due May 1, 2007 (the "Notes", such term to include any Notes issued in substitution therefor or replacement thereof pursuant to Section 13.3). The Notes shall be substantially in the form of Exhibit A, with such changes therefrom, if any, as may be approved by the Holders and the Company. Certain capitalized terms used in this Note Purchase Agreement (as amended, restated or supplemented from time to time, this "Agreement") are defined in Section 12.

SECTION 2.       SALE AND PURCHASE OF NOTES; PAYMENTS ON THE NOTES

               2.1 Sale and Purchase of the Notes.

               Subject to the terms and conditions of this Agreement, the Company will issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser"), and the Initial Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount of $36,000,000 (the "Principal Amount"), at a purchase price equal to the Original Issue Price less the Initial Discount. From and after the Closing provided for in Section 3, the Company will use the proceeds of the sale of the Notes solely as provided in
Section 5.20.

               2.2 Payments of Principal.

               The Company shall repay the entire unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, on May 1, 2007 (the "Maturity Date").

               2.3 Interest on the Notes.

               (a) The outstanding Principal Amount of the Notes shall bear interest at an annual rate equal to 5.0%, payable semi-annually in arrears in cash on each May 1 and November 1 commencing on May 1, 2002; provided, however, that during the occurrence and




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continuance of an Event of Default, the Notes shall bear interest, payable on demand, at a rate per annum equal at all times to 8.0% per annum. All computations of interest shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

               (b) On or prior to April 27, 2007, the Company shall pay to the Holders an amount equal to all amounts constituting accrued but unpaid interest on the Notes for federal income tax purposes as of such date, including, without limitation, all original issue discount.

               2.4 Payments Free of Taxes.

               Any and all payments by the Company under or in respect of the Notes (including by any repayment or repurchase of the Notes in accordance with the terms hereof) shall be made free and clear of and without deduction for any and all present or future Taxes and all liabilities with respect thereto, excluding Taxes measured by a Holder's net income and franchise taxes imposed on it by the jurisdiction under the laws of which such Holder is organized or is required to be qualified to do business or any political subdivision of either of the foregoing. If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable under or in respect of the Notes (including by the repayment or repurchase thereof), (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including, without limitation, deductions applicable to additional sums payable under this Section 2.4), such Holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

SECTION 3.       CLOSING


               The sale of the Notes to the Initial Purchaser shall take place at the offices of Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005-1413 at 11:00 a.m., New York City time, at a closing (the "Closing") on March 19, 2002, or such later date as may be agreed upon by the Company and the Initial Purchaser (such date, the "Closing Date"). At the Closing, the Company will deliver to the Initial Purchaser Notes in the principal amount of the Principal Amount, in the form of a single Note (or such greater number of Notes as the Initial Purchaser may request; provided that each such Note shall be in a denomination of at least $1,000,000 or integral multiples of $100,000), each dated the Closing Date and registered in the Initial Purchaser's name (or in the name of its nominee or another Holder), against payment of the purchase price therefor on the Closing Date by transfer of immediately available funds to the Company, or as otherwise directed by the Company in writing (at least two (2) days prior to the Closing Date). If at the Closing the Company shall fail to tender such Notes to the Initial Purchaser as provided above in this Section 3 or if any of the conditions specified in
Section 4 shall not have been fulfilled to the Initial Purchaser's satisfaction, the Initial Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.




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SECTION 4.       CONDITIONS TO CLOSING


               The Initial Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to its satisfaction, prior to or at the Closing, of the following conditions:

               4.1 Representations and Warranties.

               The representations and warranties of the Company and each of its Subsidiaries contained in this Agreement, the other Operative Agreements, and those other agreements otherwise made in writing by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement, shall be true and correct when made and at the time of the Closing, except for any representation and warranty that is expressly stated to relate to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date.

               4.2 Performance; No Default.

               The Company and each of its Subsidiaries shall have performed and complied with all agreements and conditions contained in this Agreement and each other Operative Agreement required to be performed or complied with by it prior to or at the Closing, and at the time of the Closing no Default or Event of Default under this Agreement or default by any party under any Operative Agreement shall have occurred and be continuing.

               4.3 Compliance Certificates.

               The Initial Purchaser shall have received an Officer's Certificate of the Company, dated the Closing Date and satisfactory in substance and form to it, certifying that (i) the conditions specified in Sections 4.1 and
4.2 have been fulfilled and (ii) no Material Adverse Effect has occurred subsequent to November 30, 2001 other than (A) the Company's failure to pay (1) interest on the Old Notes and (2) amounts due under the DDJ Loan Agreement and
(B) the breach by the Company and its Subsidiaries of certain covenants under the Old Notes Indenture, the DDJ Loan Agreement and the KeyBank Promissory Notes.

               4.4 Opinions of Counsel.

               The Initial Purchaser shall have received favorable opinions from
(a) Milbank, Tweed, Hadley and McCloy LLP, New York counsel for the Company and each of its Subsidiaries, substantially in the form of Exhibit B-1 and (b) Davis Wright Tremaine LLP, Washington counsel for the Company and each of its Subsidiaries, substantially in the form of Exhibit B-2, and in each case covering such other matters as the Initial Purchaser may reasonably request, each addressed to the Initial Purchaser, dated the Closing Date and otherwise reasonably satisfactory in substance and form to the Initial Purchaser. The Company and each of its Subsidiaries hereby direct their counsel referred to in clauses (a) and (b) above to deliver to the Initial Purchaser such opinions and letters to be delivered by it and authorize the Initial Purchaser to rely thereon.




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               4.5 Legal Investment.

               On the Closing Date the Initial Purchaser's purchase of Notes shall be permitted by the laws and regulations of each jurisdiction to which the Initial Purchaser's investments are subject. If requested by the Initial Purchaser by prior written request to the Company, the Initial Purchaser shall have received, at least five (5) Business Days prior to the Closing, an Officers' Certificate of the Company or any of its Subsidiaries, as the case may be, certifying as to such matters of fact as the Initial Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

               4.6 Operative Agreements.

               Each of the Operative Agreements shall be in full force and effect, and shall constitute the legal, valid and binding and enforceable obligations of the respective parties thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or law. No default or accrued right of termination on the part of any of the parties to the Operative Agreements (other than the Initial Purchaser) shall exist thereunder as of the Closing Date, and the Initial Purchaser shall have received a fully executed original, or a true and complete copy, of each such document (other than the Notes).

               4.7 Use of Proceeds.

               At the time of the Closing, the Company shall have used the net proceeds of the sale of the Notes to the Initial Purchaser, solely in accordance with Section 5.20.

               4.8 Proceedings and Documents.

               All proceedings in connection with the transactions contemplated by this Agreement and the Operative Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory to the Initial Purchaser and its special counsel, and the Initial Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as the Initial Purchaser or such special counsel may reasonably request.

               4.9 Rating.

               Prior to the Closing, the Notes shall have received an estimated rating of at least B3/B- from Moody's and S&P, which rating shall remain in effect as of the Closing.

               4.10 Insurance.

               Insurance complying with the provisions of Section 8.4 hereof shall be in full force and effect.




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               4.11 CUSIP Number.

               The Company shall have obtained for the Notes a CUSIP Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

               4.12 Exchange.

               The "Closing" (as defined in the Exchange Agreement) shall have occurred, and the Initial Purchaser shall have received an executed copy of the Exchange Agreement and each of the other documents executed and delivered in connection therewith, each of which shall be in full force and effect.

               4.13 Release of Liens; Financing Statements.

               (a) The Initial Purchaser shall have received evidence reasonably satisfactory to it that upon payment by the Company of the outstanding amounts under the DDJ Loan Agreement with the proceeds of the Notes sold on the Closing Date, (i) the notes representing such indebtedness shall be cancelled, (ii) all obligations of the Company and its Subsidiaries and any of their respective Affiliates under such DDJ Loan Agreement and notes and any loan or other agreement related thereto shall be fully satisfied, and (iii) any and all Liens under such DDJ Loan Agreement shall be completely and irrevocably released.

               (b) The Initial Purchaser shall have received duly completed and executed Deeds of Trust and all relevant Uniform Commercial Code financing statements (Form UCC-1) for all jurisdictions as may be necessary or, in the reasonable opinion of the Initial Purchaser, desirable to perfect the Lien created by the Collateral Documents, and the Company shall have taken all other actions required or reasonably requested by the Initial Purchaser in respect of the creation and perfection of the Liens created pursuant to the Collateral Documents (including, without limitation, the delivery of all security certificates).

               4.14 Corporate Documents.

               The Initial Purchaser shall have received a copy of the Certificate of Incorporation or other comparable organizational document of the Company and each of its Subsidiaries, certified as of a recent date by the Secretary of State of the state of incorporation (or other applicable Governmental Authority) of the Company and each such Subsidiary, together with certificates of such official attesting to the good standing (or its equivalent) of the Company and each such Subsidiary.

               4.15 Secretary's Certificates.

               The Initial Purchaser shall have received copies of (i) the Company's and each of its Subsidiaries' Certificate of Incorporation and By-Laws (or other organizational documents), (ii) the resolutions of the Board of Directors (or other comparable governing body) of the Company and of each Subsidiary party to an Operative Agreement approving each Operative Agreement to which it is a party, and (iii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to each Operative Agreement and the transactions contemplated thereby, certified by the Secretary




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of the Company and each such Subsidiary, as the case may be, as being true and correct and in full force and effect as of the Closing Date.

               4.16 Offering Circular.

               The Initial Purchaser shall have received a final copy of the Offering Circular prepared in connection with the offer and sale of the Notes, dated as of the Closing Date, in a form reasonably satisfactory to the Initial Purchaser and the Company.

SECTION 5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY


               The Company represents and warrants to the Holders that as of the date hereof and the Closing (before and after giving effect to the transactions contemplated hereby):

               5.1 Corporate Existence; Qualification; Power; Licenses and Permits.

               The Company and each of its Subsidiaries (i) is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and (ii) is duly qualified and is authorized to do business in every jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries has (i) all corporate power and authority required to own its properties and assets and to carry on its business as now conducted and (ii) all licenses, authorizations, consents, approvals, franchises, leases, permits, certificates, qualifications, easements, rights of way and other rights required to carry on its business as now conducted except where the failure to have such licenses, authorizations, consents, approvals, franchises, leases, permits, certificates, qualifications, easements, rights of way and other rights could not reasonably be expected to have a Material Adverse Effect. None of the Company nor any of its Subsidiaries is in violation of the terms of any such license, authorization, consent, approval, franchise, lease, permit, certificate, qualification, easement, right of way or other right in any such case which would have a Material Adverse Effect.

               5.2 Corporate and Governmental Authorization; Contravention.

               The execution, delivery and performance by the Company and each of its Subsidiaries of this Agreement and each Operative Agreement to which it is a party and the consummation by the Company and each such Subsidiary of the transactions contemplated hereby and thereby, (i) are within the Company's and each such Subsidiary's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) except as provided herein or in the Operative Agreements, require no action by or in respect of, or filing with, any Governmental Authority, other than the filing of a Form D with the Securities and Exchange Commission and the "blue sky" filings in all applicable states in connection with this Agreement and the transactions contemplated hereby, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Articles of Incorporation or By-Laws or other organizational documents of the Company or any of its Subsidiaries, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets are bound which could reasonably be expected to have a Material Adverse Effect, and (vi) will not result in the




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creation or imposition of any Lien upon any asset of the Company or any of its
Subsidiaries under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the or any of their assets may be bound or affected (except as contemplated herein).

               5.3 Binding Effect.

               This Agreement and each of the other Operative Agreements has been duly executed and delivered by the Company and each of its Subsidiaries to which it is a party and is a legal, valid and binding agreement of the Company and each such Subsidiary, and is or will be enforceable against the Company and each such Subsidiary in accordance with their terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity, and except to the extent that the indemnification provisions of Section 15 hereof may be limited by federal and/or state securities laws and public policy considerations.

               5.4 Information.

               The Company has furnished to the Holders as of the date of this Agreement the following financial statements (the "Financials") of the Company:
(i) except as described on Schedule 5.4, consolidated balance sheets as of, and consolidated statements of earnings, changes in consolidated shareholders' equity and changes in consolidated cash flow for the fiscal year ended May 31, 2001 audited by independent certified public accountants, and (ii) unaudited consolidated balance sheets as of the end of the most recent fiscal quarter ending prior to the Closing and the related unaudited consolidated statements of earnings, changes in shareholders' equity and changes in consolidated cash flow for the three months then ended. The Financials fairly present the consolidated financial condition of the Company and its Subsidiaries at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments), and such financial statements have been prepared in conformity with GAAP consistently applied throughout the periods involved (except for omission of notes to the unaudited Financials).

               5.5 Litigation and Judgments.

               Except as set forth on Schedule 5.5, there is no (i) injunction, stay, decree, judgment, writ or order issued and outstanding by any court or arbitrator or any Governmental Authority or official against the Company or any of its Subsidiaries or (ii) action, suit, proceeding, litigation, contested claim, investigation or arbitration pending, or threatened, against or affecting the Company or any of its Subsidiaries, in each case, which could reasonably be expected to have a Material Adverse Effect, or which in any manner impairs the validity of this Agreement or any other Operative Agreement.

               5.6 Compliance with ERISA.

None of the Company, any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to any Benefit Plan or Multiemployer Plan except for the Benefit Plans and Multiemployer Plans set forth on Schedule 5.6. Each Plan is maintained and is funded in all material respects in accordance with its terms and in compliance with all provisions of ERISA and the Code applicable thereto, and the Company and each of its Subsidiaries and each ERISA




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Affiliate has fulfilled in all material respects its obligations related to the minimum funding standards of ERISA and the Code for each Plan, is in compliance in all material respects with the currently applicable provisions of ERISA and of the Code relating to the qualification with respect to each Plan intended to be so qualified and has not incurred any material liability (other than routine liability for premiums) under Title IV of ERISA. No Termination Event has occurred which has resulted in liability which either has not been satisfied or is not reflected on the Company's financial statements, nor has any other event occurred that is likely to result in a Termination Event which could reasonably be expected to have a Material Adverse Effect. No event or events have occurred in connection with which the Company or any of its Subsidiaries, any ERISA Affiliate, or any Plan, directly or indirectly, is likely to be subject to any liability under ERISA, the Code or any other law, regulation or governmental order or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which any such entity has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute, regulation or order which could reasonably be expected to have a Material Adverse Effect. The Company has made available to the Holders true, correct and complete copies of the following documents: each Plan and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of the Company and each of its Subsidiaries or the ERISA Affiliates, the most recent determination letter issued by the Internal Revenue Service with respect to each Plan, for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any Governmental Authority for each Plan, all actuarial reports prepared for the last three plan years for each Benefit Plan, a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by the Company or any of its Subsidiaries or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions, any information that has been provided to the Company or any of its Subsidiaries or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan. None of the Company or any of its Subsidiaries has made, or has any obligation to make, annual payments to former employees of the Company or any of its Subsidiaries or any ERISA Affiliate under any Retiree Health Plan.

               5.7 Taxes.

               (a) Except as set forth on Schedule 5.7(a), the Company and each of its Subsidiaries has timely filed (inclusive of any permitted extensions) with the appropriate taxing authorities all Tax Returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information filed on such Tax Returns is complete and accurate in all material respects. To the Company's knowledge and to each of its Subsidiaries' knowledge, all material deductions taken by the Company and each such Subsidiary as reflected in such Tax Returns have been taken in accordance with applicable laws and regulations.

               (b) All Taxes, in respect of periods beginning prior to the date hereof, have been timely paid when due, except where the same are being contested in good faith by appropriate proceedings and appropriate reserves therefor have been established and maintained in accordance with GAAP for the accrual thereof as reflected on the audited consolidated financial statements for the Company's fiscal year ended May 31, 2000, and, to the extent such




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reserves are maintained for periods after May 31, 2000, consistent with the
Company's past practice.

               (c) (i) No material deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority against the Company or any of its Subsidiaries other than such deficiencies of which the Holders have been notified in writing and which are being contested in good faith by appropriate proceedings, and appropriate reserves therefor have been established and maintained as reflected on the audited consolidated financial statements for the Company's fiscal year ended May 31, 2001 and in accordance with GAAP, and, to the extent such reserves are maintained for periods after May 31, 2001, consistent with the Company's and each of its Subsidiaries' past practice and (ii) no tax liens have been filed against any of the Collateral. There are no pending or threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes which are likely to result in a material additional liability for Taxes. For all years up to and including the fiscal year ended May 31, 1998, either the period during which any assessments may be made by the Internal Revenue Service have expired without waiver or extension or the federal income Tax Returns of the Company and each of its Subsidiaries has been audited by the Internal Revenue Service and such audits have been closed.

               (d) Neither the Company nor any of its Subsidiaries has incurred, or will incur any material tax liability in connection with (i) the Exchange,
(ii) the other transactions contemplated by the Exchange Agreement or (iii) the transactions contemplated by this Agreement.

               5.8 Subsidiaries.

               The Subsidiaries of the Company as of the date of this Agreement are those listed on Schedule 5.8 attached hereto. The Company is the record and beneficial owner, either directly or indirectly, of all of the shares of Capital Stock of each of its Subsidiaries listed on such schedule as being owned by the Company, and there are no proxies, irrevocable or otherwise, with respect to such shares. No Capital Stock of any of the Company's Subsidiaries are or may become required to be issued by reason of any options, warrants, scripts, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of Capital Stock of any such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such Subsidiary is or may become bound to issue additional shares of its Capital Stock or Stock Equivalents. All of such respective shares so owned (whether directly or indirectly) by the Company are owned by it free and clear of any Liens, and all such shares are validly issued, fully paid and non-assessable.

               5.9 Not Investment Companies.

None of the Company or any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other law which purports to regulate or restrict its ability to

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borrow money or to consummate the transactions contemplated by this Agreement or any other Operative Agreement or to perform its obligations hereunder or thereunder.

               5.10 No Conflicting Requirements.

               Except as set forth on Schedule 5.10, none of the Company nor any of its Subsidiaries has violated or is in default under any term or provision of any charter, by-law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ, injunction, contract, lease or other commitment to which any of them is a party or by which any of them is bound such that such violations or defaults in the aggregate could reasonably be expected to have a Material Adverse Effect. None of the Company nor any of its Subsidiaries know of any dispute regarding any indenture, contract, lease, agreement, instrument or other commitment which would individually, or when aggregated with other such disputes, be reasonably likely to have a Material Adverse Effect.

               5.11 Debt.

               Schedule 5.11 attached hereto sets forth as of January 31, 2002 all of the Debt of the Company and each of its Subsidiaries and a pro forma schedule of such Debt as of January 31, 2002, assuming the application of the proceeds of the Notes in accordance with this Agreement. After application of the proceeds of the Notes as set forth herein, the Company and each of its Subsidiaries will have no Debt that is senior, pari passu or subordinated in right of payment to their Obligations under the Notes or under this Agreement, except for Debt permitted pursuant to Section 9.1 of this Agreement.

               5.12 Title to Properties and Assets.

               (a) Except for (i) Liens permitted pursuant to Section 9.4 hereof and (ii) such imperfections of title that represent imperfections of title or easements of record, if any, which do not materially detract from the value or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations, the Company and each of its Subsidiaries has (a) good and marketable fee simple title to the Owned Real Property material to their respective businesses and the Owned Real Property on which a Lien has been granted to the Collateral Agent for the benefit of the Holders, (b) valid leasehold interests in all of its Leased Real Property material to their businesses, and (c) good and marketable title to all of the other material property and assets owned by the Company and each of its Subsidiaries at any time (including, without limitation, all of their Accounts and Inventory). Schedule 5.12(a) attached hereto sets forth the Owned Real Property and the Leased Real Property held by the Company and each of its Subsidiaries. The Company and each of its Subsidiaries enjoy peaceful and undisturbed possession of all their material Real Estate and there is no pending or threatened condemnation proceeding relating to any Real Estate which could reasonably be expected to have a Material Adverse Effect. No default exists under any Lease which could reasonably be expected to have a Material Adverse Effect. All of the Structures and other tangible assets owned, leased or used by the Company and each of its Subsidiaries in the conduct of their respective businesses are (a) insured as required by the terms of this Agreement and the other Operative Agreements, (b) sufficient for the operation of the businesses of the Company and each such Subsidiary as presently conducted and (c) in conformity with all applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety, occupational safety and health laws and regulations) relating thereto, except where the failure to conform could not reasonably be expected to have a Material Adverse Effect.

               (b) The Company and each of its Subsidiaries possess adequate assets, licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and tradenames to continue to conduct its business as presently conducted. Schedule 5.12(b) attached hereto sets forth as of the date of this Agreement (i) all of the federal, state and foreign registrations of the registered trademarks of the Company and each of its Subsidiaries and all pending applications for any such registrations and (ii) all of the patents of the Company and each of its Subsidiaries and all pending applications therefor (collectively, together with all service marks and other marks and all applications therefor, tradenames and other trade rights of the Company and each of its Subsidiaries, the "Proprietary Rights"). The Company and each of its Subsidiaries are the owners of each of the trademarks and patents listed on Schedule 5.12(b) as indicated on such Schedule and except as set forth on such Schedule and, except pursuant to licenses granted in the ordinary course of business, no other Person has the right to exploit such patents or use any of such marks in commerce either in the identical form or in such near resemblance thereto as may be likely to cause confusion or to cause mistake or to deceive. As of the date of this Agreement each of the trademarks listed on Schedule 5.12(b) is a valid and subsisting federally registered trademark of the Company or one or more of its Subsidiaries having the registration number and issue date set forth on Schedule 5.12(b), and each of the patents listed on Schedule 5.12(b) is a valid and subsisting patent of the Company or its Subsidiaries having the patent number and issue date set forth on Schedule 5.12(b). Except as disclosed on Schedule 5.12(b), no Person has a right to receive any material royalty or similar payment from the Company or any of its Subsidiaries in respect of any such registered Propriety Rights. None of the Company nor any of its Subsidiaries has granted any material license, except such licenses as were granted in the ordinary course of the Company's and each such Subsidiary's businesses, or sold or otherwise transferred any interest in any of the Proprietary Rights to any other Person. None of the Company nor any of its Subsidiaries is aware that the use of any of the material Proprietary Rights by the Company or any of its Subsidiaries is infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights which violation or infringement could reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, as the case may be, and no proceeding has been instituted against or notice received by the Company or any of its Subsidiaries that are presently outstanding alleging that the use of any of the material Proprietary Rights infringes upon or otherwise violates the rights of any third party in or to any of the material Proprietary Rights which, if successful, could reasonably be expected to materially adversely affect the fair market value of any such material Proprietary Rights or the rights granted therein to the Collateral Agent for the benefit of the Holders, including, without limitation, the validity, priority or perfection of the security interest granted therein to the Collateral Agent for the benefit of the Holders under the Collateral Documents or the remedies therein or in this Agreement. All of the material Proprietary Rights of the Company and each of its Subsidiaries are valid and enforceable rights of the Company and each such Subsidiary and will not cease to be valid and in full force and effect by reason of the execution and delivery of this Agreement or the other Operative Agreements or the consummation of the transactions contemplated hereby or thereby.

               (c) As of the Closing Date, the Capital Stock of each Subsidiary (including, without limitation, each Foreign Subsidiary) has been pledged to the Collateral Agent for the benefit of the Holders in accordance with the terms of the Pledge Agreement. The owners of all such Capital Stock are parties as pledgors under the Pledge Agreement, and each such pledgor has delivered the stock certificates representing the Capital Stock owned by each such pledgor in accordance with the Pledge Agreement.

               5.13 Compliance with Law.

               None of the Company nor any of its Subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency or any self regulatory organization, or any judgment, decree or order of any court, applicable to its business or operations or properties except where the aggregate of all such violations or failures to comply would not have a Material Adverse Effect. The conduct of the businesses of Company and each of its Subsidiaries is in conformity with all securities, commodities, energy, public utility, zoning, building code, health, OSHA and environmental requirements and all other foreign, federal, state and local governmental and regulatory requirements and requirements of any self regulatory organizations, except where the aggregate of all such non-conformities could not reasonably be expected to have a Material Adverse Effect. None of Company nor any of its Subsidiaries has received any notice to the effect that, or otherwise been advised that, they are not in compliance with, and none of the Company nor any of its Subsidiaries has any reason to anticipate that any presently existing circumstances are likely to result in the violation of, any such statute, law, ordinance, regulation, rule, judgment, decree or order which failure or violation could reasonably be expected to have a Material Adverse Effect.

               5.14 Compliance with Environmental Laws.

               (a) The Company and each of its Subsidiaries has complied with and is currently in compliance with all applicable Environmental Laws, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.

               (b) No Hazardous Substances are generated, processed, discharged, stored, treated, disposed of, or managed at any facility owned, leased or operated by the Company or any of its Subsidiaries or, at the request or behest of the Company or any of its Subsidiaries, at any other site, so as to require a license, permit or authorization of any type from any governmental authority, other than licenses, permits and authorizations which have been obtained and are in full force and effect or where the failure to obtain such a license, permit or authorization could not reasonably be expected to have a Material Adverse Effect. No governmental or private actions to enforce environmental or pollution control laws or arising under any Environmental Law are pending against the Company or any of its Subsidiaries or against or with respect to any facility owned, operated or leased by the Company or any of its Subsidiaries. None of the Company nor any of its Subsidiaries has received from any Person any complaint, notice of violation, alleged violation, investigation or advisory action or of potential liability or of potential responsibility regarding environmental protection matters or permit compliance or under any Environmental Law, and none of the Company nor any of its Subsidiaries has any contingent liability of which the Company or any such Subsidiary has knowledge under any Environmental Law or in connection with any Release or threatened Release of any Hazardous Substance, nor has the Company or any of its Subsidiaries received from any Person any notice, letter or other indication of potential liability arising from the Release or threatened Release of any Hazardous Substance. There are no circumstances or conditions (including, without limitation, any Release or threatened Release of any Hazardous Substance) that could reasonably be expected to result in any claims, liability, investigation or cost pursuant to any Environmental Law against or relating to the Company, any of its Subsidiaries or any facility owned, leased or operated by the Company or any of its Subsidiaries, except where the existence of such circumstance or condition could not reasonably be expected to have a Material Adverse Effect.

               (c) Other than any pending workers' compensation claims which individually and in the aggregate are not material to the Company or any of its Subsidiaries, no action, suit or proceeding brought by any employee of the Company or any of its Subsidiaries or any other person involving (i) a claim for damages in excess of $100,000 or (ii) claims for damages under $100,000 and which in the aggregate could reasonably be expected to have a Material Adverse Effect, in each case based on alleged damage to health or property caused by any Hazardous Substance, is pending before any court or arbitrator or any governmental body, agency or official.

               5.15 Security Interests and Liens; Inventory and Equipment.

               After the application of the proceeds of the sale of the Notes as set forth herein, there will be no Liens in favor of third parties with respect to any of the Collateral, including, without limitation, with respect to the Inventory, wherever located, other than Liens permitted pursuant to Section 9.4 hereof. Upon the proper filing of financing statements and the proper recordation of other applicable documents with the appropriate filing or recordation offices in each of the necessary jurisdictions (all of which the Company undertakes to do or cause to be done), the security interests granted pursuant to the Collateral Documents constitute and shall at all times constitute a valid and enforceable first priority perfected Lien on such Collateral, subject only to Liens permitted pursuant to Section 9.4 hereof. The Company and each of its Subsidiaries are or will be at the time additional Collateral is acquired by them, the absolute owners of the Collateral with full right to pledge, sell, consign, transfer and create a Lien therein, free and clear of any and all Liens in favor of third parties, except for Liens permitted pursuant to Section 9.4 hereof. Except as set forth on Schedule 5.15, no consents, filings or recordings are required in order to perfect the security interests created by the Collateral Documents.

               5.16 Labor Relations.

               None of the Company nor any of its Subsidiaries is engaged in any material unfair labor practices which could reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, materially increase the costs of operations or materially decrease the revenue generated from the Company's or any of its Subsidiaries' operations or which could otherwise reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company and any of its Subsidiaries, threatened against, before the National Labor Relations Board, and no material grievance or significant arbitration proceeding arising out of or under collective bargaining agreements is so pending against the Company or any of its Subsidiaries or, threatened against them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries threatened against it which, in the case of the items described in the preceding clauses (i) and (ii) could reasonably be expected to result in a material liability to the Company or any of its Subsidiaries, materially increase the costs of the Company's or any of its Subsidiaries' operations or materially decrease the revenue generated from the Company's or any of its Subsidiaries' operations or which could otherwise reasonably be expected to have a Material Adverse Effect, and
(iii) no union representation question with respect to the employees of the Company or any of its Subsidiaries and, to the knowledge of the Company and each of its Subsidiaries, no union organizing activities which representation question or organizing activity could reasonably be expected to have a Material Adverse Effect. There are no controversies pending or threatened between the Company or any of its Subsidiaries and any of their respective employees, other than (i) employee grievances and other controversies arising in the ordinary course of business which could not, in the aggregate, be reasonably expected to have a Material Adverse Effect and (ii) employee grievances and other controversies arising outside the ordinary course of business of which the Holders have received written notice and could not reasonably be expected to have a Material Adverse Effect.

               5.17 UCC Filing Information.

               As of the date of this Agreement the jurisdiction of incorporation of the Company and each of its Subsidiaries is as set forth on
Schedule 5.17, which jurisdiction is the place where the Company and such Subsidiary is "located" for the purposes of Section 9-301 of the UCC. Schedule
5.17 is a true, correct and complete list as of the date of this Agreement of the address of all offices where records and books of account each the Company and each of its Subsidiaries is kept. None of the receipts received by the Company or any of its Subsidiaries from any warehouseman, filler, processor or packer states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such named person's assignees.

               5.18 Solvency.

               The fair saleable value of the Company's and each of its Subsidiaries' assets exceeds all probable liabilities, including those to be incurred pursuant to this Agreement. The Company and each of its Subsidiaries, taken as a whole (i) do not have unreasonably small capital in relation to the business in which they are or propose to be engaged and (ii) have not incurred, and do not believe that they will incur after giving effect to the transactions contemplated by this Agreement, debts beyond their ability to pay such debts as they become due.

               5.19 Fictitious Business Names.

               Except as set forth on Schedule 5.19, none of the Company nor any of its Subsidiaries has conducted any material amount of business on or after August 1, 1993 under any corporate or fictitious name other than the corporate name shown on the Company's and each such Subsidiary's respective organizational documents.

               5.20 Use of Proceeds.

               The proceeds of the Notes will be used solely (i) to repay on the Closing Date in full all Debt of the borrowers outstanding under the DDJ Loan Agreement, (ii) to repay certain fees and expenses owed by the Company in connection with (A) this Agreement and the transactions contemplated hereby and
(B) the Company's recapitalization pursuant to the Exchange and (iii) for general corporate purposes.

               5.21 Margin Stock.

               Neither the Company nor any of its Subsidiaries owns any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, nor is the Company or any of its Subsidiaries engaged principally or as one of its important activities in extending credit which is used for the purpose of purchasing or carrying margin stock.

               5.22 Affiliate Transactions.

               Except as set forth on Schedule 5.22 hereto, none of the Company nor any of its Subsidiaries is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of the Company or any Subsidiary is a party.

               5.23 Accuracy and Completeness of Information.

               All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Company and each of its Subsidiaries in writing to the Holders or the Auditors for purposes of or in connection with this Agreement or any other Operative Agreement, including all information contained in the Offering Circular, or any transaction contemplated hereby or thereby is or will be (in the case of factual information provided after the Closing) true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time. There is no fact now known to any officer of the Company or any of its Subsidiaries which has, or would have, a Material Adverse Effect, which fact has not been set forth herein, in the Financials, or some certificate, opinion or other written statement made or furnished by the Company or any of its Subsidiaries to the Holders.

               5.24 Capital Stock.

               There are presently issued by the Company and each of its Subsidiaries and outstanding the shares of Capital Stock indicated on Schedule
5.24. All of the issued and outstanding Capital Stock of each Subsidiary of the Company listed is owned of record and beneficially by the entity set forth on such Schedule. The Company and each of its Subsidiaries has received at least the consideration for which such Capital Stock was authorized to be issued and have otherwise complied in all material respects with all legal requirements relating to the authorization and issuance of shares of Capital Stock and all such shares are validly issued, fully paid and non-assessable. The Company and each of its Subsidiaries has no other Capital Stock of any class outstanding other than as set forth on Schedule 5.24 hereto. Except as set forth on Schedule 5.24, none of the Company or any of its Subsidiaries has outstanding any Stock Equivalents or any other equity interest nor does the Company or any of its Subsidiaries have outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its Capital Stock or other obligations or commitments of any kind whatsoever to issue, sell or otherwise dispose of, any shares of or other equity interest in the Company or any of its Subsidiaries. Except as contemplated by the Operative Agreements, none of the Company or any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Capital Stock. There are no voting trusts or other agreement or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of its Capital Stock.

               5.25 Private Offering by the Company.

               Neither the Company nor any Person acting on its behalf has (i) engaged, in connection with the issuance and sale of the Notes, in any "general solicitation" or "general advertising" within the meaning of such terms used in Rule 502 promulgated pursuant to the Securities Act or (ii) offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Holders, which have been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act, any state securities or "Blue Sky" laws or any other similar any law, treaty, rule or regulation of any jurisdiction.

SECTION 6.       INITIAL PURCHASER'S REPRESENTATIONS

               6.1 Initial Purchaser's Representations.

        The Initial Purchaser represents and warrants to, and agrees with, the Company that:

                      (i) It is a "qualified institutional buyer" ("QIB") within the meaning of Rule 144A under the Securities Act with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Notes.

                      (ii) It is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction. In connection with any Exempt Resales, it will solicit offers to buy the Notes only from, and will offer and sell the Notes only to (A) persons reasonably believed by the Initial Purchaser to be QIBs or (B) persons reasonably believed by the Initial Purchaser to be accredited investors (within the meaning of Rule 501 under the Securities Act) (each such person, an "Eligible Purchaser").

                      (iii) It agrees that no form of general solicitation or general advertising has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

SECTION 7.       PREPAYMENT OF NOTES

               7.1 Required Prepayments of the Notes.

               (a) Upon the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds from any Asset Disposition, the Company shall prepay the outstanding Accreted Principal Amount of the Notes, together with accrued and unpaid interest thereon, at a premium equal to the then applicable Premium Amount, in an amount equal to such Net Cash Proceeds.

               (b) Upon the receipt by the Company or any of its Subsidiaries of net proceeds from any sale or issuance of their respective Capital Stock or Stock Equivalents, the Company shall prepay the outstanding Accreted Principal Amount of the Notes, together with accrued and unpaid interest thereon, at a premium equal to the then applicable Premium Amount, in an amount equal to such net proceeds.

               (c) Upon the receipt by the Company or any of its Subsidiaries of any proceeds of insurance maintained pursuant to Section 8.4(b), the Company shall prepay the outstanding Accreted Principal Amount of the Notes, together with accrued and unpaid interest thereon, at a premium equal to the then applicable Premium Amount, in an amount equal to such proceeds to the extent such proceeds are not applied pursuant to Section 8.4(b).

               7.2 Optional Prepayments of the Notes.

               Upon notice as provided in Section 7.4, the Company may prepay, in whole or in part, at any time or from time to time, the outstanding Accreted Principal Amount of the Notes at the prices (expressed as percentages of the Accreted Principal Amount of the Notes on the date of such prepayment) corresponding to the relevant period set forth in the table below (the "Premium Amount"), plus accrued and unpaid interest thereon to the applicable prepayment date.

                             Premium to Accreted
        Period                Principal Amount
------------------------   ------------------------
Closing Date -
November 30, 2002                  104.0%

December 1, 2002 -
November 30, 2003                  103.0%

December 1, 2003 -
November 30, 2004                  102.0%

December 1, 2004 -
Maturity Date                      100.0%

               7.3 Offers to Purchase Notes upon Certain Events.

               (a) Change of Control Offer. The Company shall, within ninety
(90) days after any Change of Control, give written notice of such Change of Control to the Holders. Such notice shall contain and constitute an offer (a "Change of Control Offer") to all Holders to repurchase, within 30 days after the date of such notice, all or, at the option of any Holder, any part (equal to $1,000,000 or an integral multiple thereof) of the outstanding Accreted Principal Amount of Notes held by such Holder. The offer price in any Change of Control Offer will be equal to the outstanding Accreted Principal Amount of the Notes, together with accrued and unpaid interest to the date of repurchase, at a premium equal to the then applicable Premium Amount, and will be payable in cash (the "Change of Control Payment") on the Proposed Repurchase Date.

               (b) Excess Cash Flow Offer. As soon as practicable after the end of each fiscal year of the Company, and in any event no later than August 31 of each year, the Company shall make an offer to all Holders to purchase the maximum outstanding Accreted Principal Amount of Notes that may be purchased with 100% of the Excess Cash Flow of the Company for the immediately preceding fiscal year (each such offer, an "Excess Cash Flow Offer"). The offer price in any Excess Cash Flow Offer will be equal to the Accreted Principal Amount of the Notes, together with accrued and unpaid interest to the date of repurchase, at a premium equal to the then applicable Premium Amount, and will be payable in cash (the "Excess Cash Flow Payment"). If the aggregate Accreted Principal Amount of Notes tendered into such Excess Cash Flow Offer exceeds the amount of Excess Cash Proceeds, the Notes shall be purchased on a pro rata basis, based upon the respective share of the outstanding Notes held by the Holders thereof.

               (c) Procedures for Offers and Purchases.

                      (i) The offer to repurchase the Notes contemplated by this
        Section 7.3 shall be an offer to repurchase, in accordance with and subject to this Section 7.3, each Note held by the Holders on the Business Day specified in such offer (the "Proposed Repurchase Date").

                      (ii) Each Holder may accept the Offer to repurchase the Notes made pursuant to this Section 7.3 by causing a notice of such acceptance to be delivered to the Company at least five (5) days prior to the Proposed Repurchase Date. A failure by any Holder to respond to an Offer to repurchase the Notes made pursuant to this Section 7.3 shall be deemed to constitute a rejection of such Offer by such Holder.

                      (iii) On each Proposed Repurchase Date, the Company shall
        (i) accept for payment all Notes or portions thereof validly tendered and not properly withdrawn pursuant to an Offer and (ii) pay to the tendering Holders (by wire transfer of immediately available funds to an account designated by such Holder) an amount equal to the Offer Payment in respect of all Notes or portions thereof so validly tendered and not properly withdrawn. The Company shall promptly mail to each Holder, which has so validly tendered and not properly withdrawn a Note, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any, provided that each such new Note will be in a principal amount of $1,000,000 or an integral multiple thereof.

                      (iv) Each Offer to repurchase the Notes pursuant to this
        Section 7.3 shall be accompanied by a certificate, executed by a senior financial officer of the Company and dated the date of such Offer, specifying: (i) the Proposed Repurchase Date; (ii) that such Offer is made pursuant to this Section 7.3; (iii) the Accreted Principal Amount of each Note offered to be repurchased; (iv) the applicable Premium Amount on each Note in connection with such prepayment (calculated as of the date of such Proposed Repurchase Date); (v) the interest that would be due on each Note offered to be repurchased, accrued to the Proposed Repurchase Date; (vi) that the conditions of this Section 7.3 have been fulfilled; (vii) with respect to a Change in Control Offer, in reasonable detail, the nature and date of the Change of Control; and
        (viii) that a failure to respond to such notice shall be deemed a rejection of such Offer to repurchase the Notes.

               7.4 Notice of Prepayments; Officers' Certificate.

               The Company will give each Holder irrevocable written notice of each prepayment under Section 7.2 not less than ten (10) days and not more than thirty (30) days prior to the Business Day fixed for such prepayment, in each case specifying such prepayment date, the aggregate Accreted Principal Amount of the Notes, the Accreted Principal Amount of each Note held by such Holder to be prepaid, and the applicable Premium Amount to be paid in connection with such prepayment (calculated as of the date of such prepayment). Notice of prepayment having been given as aforesaid the aggregate Accreted Principal Amount, together with accrued and unpaid interest until the proposed date of prepayment, at a premium equal to the then applicable Premium Amount, shall become due and payable on such prepayment date. The Company shall, on or before the Business Day next succeeding the date on which the Company sends such written notice, give telephonic notice (immediately followed by written notice sent by facsimile transmission) of the items set forth in the first sentence of this paragraph and the prepayment date to each Holder at the telephone and facsimile numbers specified in Section 19 hereof. Each Holder shall receive, on the Business Day immediately preceding the date scheduled for any such prepayment, an Officers' Certificate setting forth and certifying the calculations of the amounts to be prepaid to such Holder on the prepayment date.

               7.5 Allocation of Partial Prepayments.

               Upon any partial prepayment of the Notes pursuant to Section 7.1 or 7.2, the principal amount so prepaid shall be allocated (as nearly as practicable) to all Notes at the time outstanding in proportion to the respective outstanding Accreted Principal Amounts thereof not theretofore prepaid, with adjustments, to the extent practicable, to compensate for any prior prepayments not made exactly in such proportion.

               7.6 Maturity; Surrender, etc.

               In the case of each prepayment, the Accreted Principal Amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment. Payment of the total Accreted Principal Amount at a premium equal to the then applicable Premium Amount shall be deemed payment of the total principal amount then outstanding. From and after such date, unless the Company shall fail to pay such Accreted Principal Amount at a premium equal to the then applicable Premium Amount, as aforesaid, interest on such Accreted Principal Amount shall cease to accrue. Any Note paid, prepaid or repurchased in full shall, after such payment, prepayment or repurchase in full, be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any such paid or prepaid principal amount of any Note.

               7.7 Acquisition of Notes.

               The Company shall not and shall not permit any of its Subsidiaries to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment or repurchase pursuant to Section 7.1, 7.2, or 7.3 or upon acceleration of such final maturity pursuant to
Section 10.2), or purchase or otherwise acquire, directly or indirectly, Notes held by the Holders, except, in the case of such purchase or acquisition, pursuant to an offer to purchase made pro rata to all Holders on the same terms and conditions. Any Notes prepaid in full or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries shall not be deemed to be outstanding for any purpose under this Agreement or any other Operative Agreement, shall be canceled and shall not be reissued. Any Notes prepaid or otherwise purchased or otherwise acquired by any Affiliate of the Company shall not be deemed outstanding for the purpose of any vote of the holders of the Notes (including, without limitation, the calculation of any percentage of principal amount of the Notes outstanding with respect to any such vote) pursuant to this Agreement or any other Operative Agreement but shall be deemed outstanding with respect to the calculation of any future payment of principal, premium and interest on the Notes.

SECTION 8.       AFFIRMATIVE COVENANTS OF THE COMPANY


               In order to induce the Holders to enter into this Agreement and to purchase the Notes as contemplated hereby, as long as any of the Obligations remain outstanding, the Company covenants and agrees that:

               8.1 Financial Statements.

               The Company will deliver to the Holders:

               (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of earnings, changes in consolidated shareholders equity and changes in consolidated cash flow for such fiscal year, setting forth in the case of each consolidated financial statement in comparative form the figures for the previous fiscal year, including the previous fiscal year budget (if such budget was prepared); all (except for the consolidating statements) accompanied by (A) a certificate of the Auditors stating that (1) in the course of the regular audit of the business of the Company and its Subsidiaries, which audit was conducted by such Auditors in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or, if in the opinion of such Auditors, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (2) such financial statements present fairly in all material respects the financial position of the Company and its Subsidiaries and the results of its operations and cash flows for such fiscal year in conformity with GAAP and otherwise reported on in a manner acceptable to the Securities and Exchange Commission and (B) a schedule in form reasonably satisfactory to the Holders of the computations used by such accountants in determining, as of the end of such fiscal year, the Company's compliance with all financial covenants contained herein;

               (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of earnings, changes in consolidated shareholders equity and changes in consolidated cash flow for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of each consolidated financial statement in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, including the previous fiscal year budget (if such budget was prepared), all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Company; and

               (c) as soon as available and in any event within thirty (30) days after the end of each of the first two months of each fiscal quarter (forty-five
(45) days in the case of the last month of each fiscal year of the Company), statements of earnings and consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month, and related changes in consolidated cash flow for such month and for the portion of the Company's fiscal year ended at the end of such month, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or chief accounting officer of the Company.

               8.2 Reporting Requirements.

               The Company shall furnish to the Holders:

               (a) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto unless the securities covered thereby are held or distributed by the Company, other than any registration statement on Form S-3 to the extent that it relates to a secondary offering, and other than any registration statement on Form S-8 or its equivalent) and reports on Form 10-K, 10-Q and 8-K (or their equivalents) which the Company or any of its Subsidiaries shall have filed with the Securities and Exchange Commission, and promptly upon the mailing thereof to the shareholders of the Company and each of its Subsidiaries generally, copies of all financial statements, reports and proxy statements so mailed;

               (b) no later than forty-five (45) days after the end of each of the first three quarters of each fiscal year and no later than ninety (90) days after the end of each fiscal year, (A) a certificate of the chief financial officer or chief accounting officer of the Company setting forth in reasonable detail any calculations required to establish whether the Company was in compliance with the requirements of Sections 8.16 and 9.6 hereof as of the end of such quarter or year, as the case may be, and (B) a compliance certificate in the form of Exhibit C attached hereto (the "Compliance Certificate").

               (c) as soon as available and in any event no later than sixty
(60) days after the last day of each fiscal year of the Company, copies of annual budgets and other similar materials prepared by or for the Company and each of its Subsidiaries, which budgets and other information shall be presented on a monthly basis for the then current fiscal year and on an annual basis for each subsequent fiscal year; and

               (d) within three Business Days of any executive officer of the Company obtaining knowledge of any Default or Event of Default, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth the details thereof and the action which is being taken or proposed to be taken with respect thereto;

               (e) within three Business Days after the Company's or any of its Subsidiaries' knowledge thereof, notice, in reasonable detail, of any material change relating to the type, quality or quantity of any material portion of the Collateral, or any event which could have a material adverse effect on the value of the Collateral or any event affecting the validity or priority of the security interests granted to the Collateral Agent for the benefit of the Holders in the Collateral;

               (f) within three Business Days of the chief executive officer, chief financial officer, chief accounting officer, controller or other senior financial officer of the Company or any of its Subsidiaries obtaining knowledge of any Material Adverse Effect, a certificate of the chief financial officer or accounting officer of the Company setting forth details thereof and the action which is being taken or proposed to be taken with respect thereto;

               (g) promptly following, and in no event more than five Business Days of any executive officer of the Company or any of its Subsidiaries obtaining knowledge of (i) any litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount involved is $250,000 or more and is not covered by insurance or in which injunctive or similar relief is sought, or
(ii) any order, judgment or decree in excess of $250,000 which shall have been entered against the Company or any of its Subsidiaries or any of their respective properties or assets, the Company will deliver a certificate of the chief financial officer or accounting officer setting forth details thereof and the action which is being taken or proposed to be taken with respect thereto;

               (h) prompt notice of any notification of a violation of any law or regulation received by the Company or any of its Subsidiaries from any local, state, federal or foreign Governmental Authority which violation could reasonably be expected to have a Material Adverse Effect; and

               (i) from time to time such additional information or analyses regarding the financial position or business of the Company or any of its Subsidiaries as the Holders may reasonably request.

               8.3 Payment of Obligations.

               The Company shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, at or before maturity, all of its material obligations and liabilities, including, without limitation, Tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

               8.4 Maintenance of Property; Insurance.

               (a) The Company shall keep, and shall cause each of its Subsidiaries to keep, all material property useful and necessary in its businesses in good working order and condition (ordinary wear and tear, casualty and condemnation excepted) and not commit or suffer any material waste with respect to any of its material properties.

               (b) The Company shall maintain, and shall cause each of its Subsidiaries to maintain, public liability insurance, third party property damage and replacement cost insurance on the Collateral under such policies of insurance, and the Company and each such Subsidiary agrees to maintain insurance on their material assets in such amounts and covering such risks as is customary for similarly situated corporations. Such insurance may include levels of self insurance comparable to those in place on the date of this Agreement or as shall be customary for corporations similarly situated in the industry. All policies covering the Collateral are to name the Holders as additional insureds and loss payees in case of loss, as the Holders' interests may appear, and are to contain such other provisions as the Holders may reasonably require to fully protect the Holders' interest in the Collateral and to any payments to be made under such policies. Certificates of all insurance policies are to be delivered to the Holders (with true copies of such policies to be made available to the Holders) on or within five (5) Business Days prior to the Closing, and such policies shall have all premiums with respect thereto currently paid and contain loss payable endorsements in the Holders' favor, and shall provide for not less than ten (10) days' prior written notice to the Holders, of the exercise of any right of cancellation. In the event the Company or any of its Subsidiaries fails to respond in a timely and appropriate manner (as determined by the Holders in the Holders' reasonable discretion) with respect to collecting under any insurance policies required to be maintained under this Section 8.4, the Holders shall have the right, in the name of the Company or any such Subsidiary, to file claims under such insurance policies, to receive and give acquaintance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. The Company and each of its Subsidiaries shall provide written notice to the Holders of the occurrence of any of the following events within five (5) Business Days after the occurrence of any such event: any material asset or property owned or used by the Company or any such Subsidiary (i) is damaged or destroyed, or suffers any other loss, or (ii) is, or the Company or any of its Subsidiaries receives notice of the institution of any proceeding pursuant to which any such asset or property could reasonably be expected to be, condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such asset or property for the purposes to which such asset or property were used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise, and in either case the amount of the damage, destruction, loss or diminution in value is in excess of $250,000 (collectively, a "Casualty Loss"). The Company and each of its Subsidiaries shall diligently file and prosecute its claim or claims for any award or payment in connection with a Casualty Loss. In the event of a Casualty Loss with respect to any of the Collateral, if directed by the Collateral Agent, the Company and each of its Subsidiaries shall pay to the Collateral Agent for payment to the Holders in accordance with the Collateral Documents, promptly upon receipt thereof, any and all insurance proceeds and payments received by the Company or such Subsidiary on account of damage, destruction, loss, condemnation or eminent domain proceedings (excluding, however, business interruption insurance and the proceeds thereof). So long as no Default or Event of Default shall have occurred and be continuing, the Company and each of its Subsidiaries may use such proceeds and payments to repair, replace or rebuild the asset or property or portion thereof that was the subject of the Casualty Loss. After the occurrence and during the continuance of any Default or Event of Default the Holders may, at the Holders' election in the Holders' sole discretion either (a) apply ratably the proceeds realized from Casualty Losses to payment of accrued and unpaid interest or outstanding principal under the Notes or (b) direct the insurance company to pay such proceeds to the Holders to be used to repair, replace or rebuild the asset or property or portion thereof that was the subject of the Casualty Loss. After the occurrence and during the continuance of an Event of Default, (i) no settlement on account of any such Casualty Loss shall be made without the Holders' written consent and (ii) the Holders may participate in any such proceedings and the Company and each of its Subsidiaries shall deliver to the Holders such documents as may be requested by the Holders to permit such participation and shall consult with the Holders, the Holders' attorneys and agents in the making and prosecution of such claim or claims.

               8.5 Compliance with Laws.

               The Company shall comply, and shall cause each of its Subsidiaries to comply, with all acts, regulations, orders, directions and ordinances of any legislative, administrative or judicial body or official, applicable to the Collateral or any part thereof, or to the operation of their respective business (including, without limitation, ERISA and the rules and regulations thereunder) except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

               8.6 Inspection of Property, Books and Records; Change of Name, Principal Place of Business, Location of Collateral, Etc.

               The Company shall keep, and shall cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to their respective businesses and activities; the Company and each of its Subsidiaries shall make no significant change in their accounting practices except as permitted or required by GAAP. The Company shall permit the Holders to enter upon the premises of the Company and each of its Subsidiaries at any time and from time to time, during normal business hours and upon reasonable prior notice, and at any time during normal business hours and without notice on and after the occurrence and during the continuance of an Event of Default, for the purpose of (i) inspecting the Collateral, (ii) inspecting and/or copying (at Company's expense) any and all records pertaining thereto, and (iii) discussing the affairs, finances, business operations, properties and financial and other conditions of the Company and each Subsidiary with any officers, employees and directors of the Company or any such Subsidiary or with the Auditors. The Holders shall have the right to (A) discuss the affairs, finances, business operations, properties and conditions of the Company and each Subsidiary with management and make suggestions to the Company's and each Subsidiary's management and management will discuss such proposals or suggestions made by the Holders within a reasonable period after such submission, (B) tour the Company's and each Subsidiary's business premises and other properties, (C) receive financial statements, operating reports, budgets or other financial reports, (D) request information at reasonable times and intervals concerning the general status of the Company's and each Subsidiary's financial condition and operations. The Company shall, and shall cause each of its Subsidiaries to, afford the Holders ten (10) Business Days' prior written notice of (a) any new or additional location of any Collateral at which location Collateral having an aggregate value in excess of $250,000 will be located, (b) any change in the jurisdiction of incorporation of the Company or any of its Subsidiaries from the jurisdictions specified in Schedule 5.17, and (c) any change in any corporate name and, in each such case, the Company and each such Subsidiary further agree to execute in advance of such addition or change and cause to be filed and/or delivered to the Holders or the Holders' counsel any financing statements or other documents required by the Holders to maintain their perfected first priority Lien on the Collateral.

               8.7 Compliance with Operative Agreements.

               The Company shall comply, and shall cause each of its Subsidiaries to comply, with the terms of each of the Operative Agreements to which it is a party.

               8.8 Corporate Existence.

               Except as otherwise permitted pursuant to Section 9.5 and except for the liquidation or dissolution of the Company's inactive Subsidiaries set forth on Schedule 9.5, the Company shall, and shall cause each of its Subsidiaries to, (i) maintain its corporate existence, maintain in full force and effect all material licenses, bonds, franchise, leases, qualifications to do business, Proprietary Rights, contracts and other rights necessary for the conduct of its business, (ii) continue in, and limit their operations to, the same general lines of business as that presently conducted by it and reasonable extensions thereof and (iii) comply with all applicable laws and regulations of any federal, state or local governmental authority, except in each case where noncompliance with such laws and regulations would not, in the aggregate, have a Material Adverse Effect.

               8.9 ERISA.

               (a) The Company shall deliver to the Holders, at the Company's expense, the following information at the times specified below:

                      (i) within twenty (20) Business Days after the Company or any ERISA Affiliate has actual knowledge that a Termination Event has occurred which could reasonably be expected to result in a liability to the Company or any of its Subsidiaries of $300,000 or more, a written statement of the chief financial officer describing such Termination Event and the action, if any, which the Company or such ERISA Affiliate or any other entities have taken, are taking or propose to take with respect thereto, and when actually known, any action taken or threatened by the Internal Revenue Service, DOL or PBGC with respect thereto;

                      (ii) within sixty (60) Business Days after the Company or any ERISA Affiliate has actual knowledge that a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred which could reasonably be expected to result in a liability to the Company or any such ERISA Affiliate of $300,000 or more, a statement of the chief financial officer describing such transaction and the action which the Company or any such ERISA Affiliate or other such entities have taken, are taking or propose to take with respect thereto;

                      (iii) at any time that the Holders may reasonably request, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan;

                      (iv) at any time that the Holders may reasonably request, copies of each actuarial report for any Benefit Plan or Multiemployer Plan and each annual report for any Multiemployer Plan;

                      (v) within three (3) Business Days after the filing thereof with the Internal Revenue Service, a copy of each funding waiver request filed with respect to any Benefit Plan with respect to any funding of $300,000 or more and all communications received by the Company or any of its Subsidiaries or any ERISA Affiliate with respect to such request;

                      (vi) within twenty (20) Business Days upon the occurrence thereof, notification of any increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of contributions to any Benefit Plan to which the Company or any ERISA Affiliate was not previously contributing, in either case, which could reasonably be expected to result in an increase in the annual contributions necessary to satisfy the minimum funding requirements of ERISA or the terms of such Benefit Plan to the Company or any such ERISA Affiliate of $300,000 or more;

                      (vii) within three (3) Business Days after receipt by the Company or any ERISA Affiliate of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, in either case which could reasonably be expected to result in a liability to the Company or any such ERISA Affiliate of $300,000 or more, copies of each such notice;

                      (viii) if and when any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Benefit Plan which could reasonably be expected to constitute grounds for a termination of such Benefit Plan under Title IV of ERISA, or knows that the plan administrator of any Benefit Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC; or (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice;

                      (ix) within ten (10) Business Days after receipt by the Company or any ERISA Affiliate of any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Benefit Plan under Section 401(a) of the Code which could reasonably be expected to result in a liability to the Company or any such ERISA Affiliate of $300,000 or more, copies of each such letter;

                      (x) within ten (10) Business Days after receipt by the Company or any ERISA Affiliate of a notice regarding the imposition of withdrawal liability of $300,000 or more under Section 4203, 4204 or 4205 of ERISA, copies of each such notice;

                      (xi) within ten (10) Business Days after the Company or any ERISA Affiliate fails to make a required installment or any other required payment of $300,000 or more under Section 412 of the Code on or before the due date for such installment or payment, a notification of such failure; and

                      (xii) within ten (10) Business Days after the Company or any ERISA Affiliate has actual knowledge that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, in any such case, which could reasonably be expected to result in a liability to the Company or any such ERISA Affiliate of $300,000 or more, a written statement setting forth any such event or information.

               (b) The Company shall, and shall cause each of its Subsidiaries to, establish, maintain and operate all Plans to comply with the applicable provisions of ERISA, the Code, and all other applicable laws, other than to the extent that the Company and each such Subsidiary are in good faith contesting by appropriate proceedings the validity or application of any such provision or law, except to the extent failure to so comply could not reasonably be expected to result in the Company or any such Subsidiary incurring a liability, individually or in the aggregate equal to or in excess of $300,000.

               8.10 Environmental Matters.

               (a) The Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its businesses so as to comply with all Environmental Laws in all jurisdictions in which it is or may at any time be doing business, except to the extent that the Company and each such Subsidiary is contesting, in good faith by appropriate legal proceedings, any such Environmental Law or interpretation thereof or application thereof and except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect; provided, further, that the Company and each such Subsidiary shall comply with the order of any court or other Governmental Authority or applicable jurisdiction relating to such Environmental Laws unless the Company or any such Subsidiary shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution or other arrangement postponing enforcement or execution pending such appeal or proceedings for review. If the Company or any of its Subsidiaries shall (a) receive written notice that any material violation of any Environmental Law may have been committed or is about to be committed by the Company or any such Subsidiary, (b) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against the Company or any such Subsidiary under any Environmental Law or alleging material violations of any Environmental Law or requiring the Company or any such Subsidiary to take any action in connection with the Release or threatened Release of Hazardous Substances or (c) receive any written notice from a Governmental Authority or private party alleging that the Company or any such Subsidiary may be liable under any Environmental Law or in connection with any Release or threatened Release of a Hazardous Substance, the Company and each such Subsidiary shall provide the Holders with a copy of such notice within thirty (30) days after the receipt thereof by the Company or such Subsidiary, as the case may be. The Company and each of its Subsidiaries shall promptly take all actions necessary to prevent the imposition of any Liens on any of their properties arising out of or related to any environmental matters.

               (b) In the event that any investigation, site monitoring, containment, cleanup, response, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") with respect to any Real Estate owned, operated or leased by the Company or any of its Subsidiaries is required to be performed by the Company or such Subsidiary under any applicable local, state or federal law or regulation, any judicial order, or by any governmental or non-governmental entity or Person because of, or in connection with, the current or future presence, suspected presence, Release or threatened Release of a Hazardous Substance, the Company or such Subsidiary, as the case may be, shall within thirty (30) days after written demand for performance thereof by the Holders (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence during and after such 30-day period diligently prosecute to completion, all such Remedial Work unless the requirement to perform such Remedial Work is being contested in good faith by the Company or such Subsidiary.

               8.11 Collateral Records.

               The Company shall, and shall cause each of its Subsidiaries to, promptly execute and deliver to the Holders, from time to time, solely for the Holders' convenience in maintaining a record of the Collateral, such written statements and schedules as the Holders may reasonably require, designating, identifying or describing the Collateral pledged to the Holders. If the Company or any of its Subsidiaries fail, however, to promptly give the Holders such statements or schedules, such failure shall not affect, diminish, modify or otherwise limit the Holders' security interests in the Collateral. In addition, upon any Holder's reasonable request, the Company and each of its Subsidiaries will make available to such Holder copies of agreements with, or purchase orders from, the customers of the Company and each such Subsidiary, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Collateral as such Holder may reasonably require. Failure to provide the Holders with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. The Company and each of its Subsidiaries hereby authorizes the Holders to regard its printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Person's authorized officers or agents.

               8.12 Security Interests.

               (a) The Company shall defend, and shall cause each of its Subsidiaries to defend, the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Company shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all state and federal laws in order to grant to the Collateral Agent for the benefit of the Holders valid and perfected security interests in the Collateral, subject only to Liens permitted pursuant to Section 9.4 hereof, and except to the extent such Lien is in cash held by the Company or any such Subsidiary as petty cash or till cash in the ordinary course of their businesses consistent with past practices shall not remain perfected. Without limiting the generality of the foregoing, upon the Closing, the Company shall, and shall cause each of its Subsidiaries to, at its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in all necessary and appropriate governmental offices, all documents or instruments as may be necessary or desirable for the perfection and priority of the Liens on the Collateral covered by the Collateral Documents, and thereafter, the Company shall, and shall cause each of its Subsidiaries to, promptly, upon the reasonable request of the Holders, at the Company's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Collateral Documents or otherwise reasonably deemed by the Holders necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby to the extent required by the immediately preceding sentence.

               (b) The Collateral Agent and each of the Holders is hereby authorized by the Company for itself and on behalf of each of its Subsidiaries to file any financing statements covering the Collateral whether or not the Company's or any of its Subsidiaries' signatures appear thereon. The Company shall do, and shall cause each of its Subsidiaries to do, whatever the Collateral Agent or any of the Holders may reasonably request, from time to time, by way of filing notices of Liens, financing statements, fixture filings and amendments, renewals and continuations thereof; cooperating with the Holders' custodians; keeping stock records; using commercially reasonable efforts to obtain waivers from landlords and mortgagees and from warehousemen, fillers, processors and packers and their respective landlords and mortgagees; paying claims, which might if unpaid, become a Lien on the Collateral; and performing such further acts as the Holders may reasonably require in order to effect the purposes of this Agreement and the Operative Agreements. Any and all reasonable fees, costs and expenses, of whatever kind and nature (including any Taxes, reasonable attorneys' fees or costs for insurance of any kind), which the Collateral Agent or the Holders may incur with respect to the Collateral or the Obligations under the Operative Agreements, (i) in filing public notices, (ii) in preparing or filing documents,
(iii) making title examinations or rendering opinions, (iv) in protecting, maintaining, or preserving the Collateral or its interest therein, (v) in enforcing or foreclosing the Liens hereunder, whether through judicial procedures or otherwise or (vi) in defending or prosecuting any actions or proceedings arising out of or relating to its transactions with the Company or any of its Subsidiaries under this Agreement or any other Operative Agreements, shall be borne and paid by the Company. If same are not promptly paid by the Company, the Holders may pay the same on the Company's behalf, and the amount thereof shall be an Obligation secured under the Operative Agreements and due to the Holders on demand.

               (c) The Company shall deliver, and shall cause each of its Subsidiaries to deliver, to the Collateral Agent title insurance policies, in a form reasonably satisfactory to the Holders, with respect to the Deeds of Trust delivered hereunder at the Closing.

               8.13 Taxes.

               The Company shall pay, and shall cause each of its Subsidiaries to pay, when due, all Taxes levied or assessed against the Company and each such Subsidiary or any of the Collateral; provided, however, that, unless such Taxes have become a federal tax Lien or ERISA Lien on any of the assets of such Person, no such Tax need be paid if the same is being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and if an adequate reserve or other appropriate provision shall have been made therefor as reflected on the audited financial statements for the relevant fiscal year in accordance with GAAP, and, to the extent such reserves shall be taken thereafter, consistent with the Company's and each such Subsidiary's past practices.

               8.14 Accounts.

               (a) The Company shall, and shall cause each of its Subsidiaries to, cause to be mailed, by the respective payors thereof, directly into the post office lockbox opened in accordance with the terms of the Lockbox Agreement or if the Company or any of its Subsidiaries opens a post office lockbox and lockbox account with another commercial bank or financial institution in accordance with subsection (c) of this Section, such post office lockbox (each such lockbox, a "Lockbox"), all revenues, receipts and other amounts which the Company or any of its Subsidiaries is entitled to receive from any source whatsoever (including, without limitation, all payments received in respect of its Contractual Obligations and all dividends and other distributions paid to the Company or any of its Subsidiaries by any of the Company's Subsidiaries). The Company shall open and maintain a lockbox account in accordance with the terms of the Lockbox Agreement (such account and the lockbox account opened with another commercial bank or financial institution in accordance with subsection
(c) of this Section, a

"Lockbox Account"). The Company and its Subsidiaries shall maintain no more than two Lockboxes and two Lockbox Accounts at any one time.


               (b) The Company, for itself and on behalf of its Subsidiaries, the Collateral Agent and KeyBank shall execute the Lockbox Agreement stating, among other things, that (i) the Lockbox Account is deemed to be a "deposit account" as such term is defined in Article 9 of the UCC and (ii) KeyBank agrees that it will comply with the instructions directing disposition of the funds in the Lockbox Account originated by the Collateral Agent without further consent by the Company or any of its Subsidiaries.

               (c) The Company or any of its Subsidiaries may, upon 30 days' notice to the Collateral Agent, open another Lockbox and Lockbox Account with another commercial bank or financial institution into which all of the items described in clause (a) of this Section that are not mailed to any other Lockbox shall be mailed. If the Company or any of its Subsidiaries elects to open a new Lockbox and Lockbox Account with another commercial bank or financial institution, the Company or such Subsidiary and the Collateral Agent shall execute a security agreement, substantially in the form of the Security Agreement or such form as the Collateral Agent may, in its reasonable discretion, approve, and the Company or such Subsidiary, the Collateral Agent and the commercial bank or financial institution maintaining such Lockbox Account shall execute an agreement, in form and substance as the Collateral Agent may, in its reasonable discretion, approve, stating that (i) such Lockbox Account is deemed to be a "deposit account" as such term is defined in Article 9 of the UCC and (ii) such commercial bank or financial institution will comply with the instructions directing disposition of the funds in the Lockbox Account originated by the Collateral Agent without further consent by the Company or such Subsidiary.

               (d) So long as no Event of Default has occurred or is continuing or would result therefrom, the Company may transfer funds from any of the Lockbox Accounts to any other account maintained by the Company or any of its Subsidiaries or for any other purpose.

               8.15 Proprietary Rights.

               The Company shall do, and shall cause each of its Subsidiaries to do, all things reasonably necessary to preserve and keep in full force and effect all Proprietary Rights, except to the extent any such Proprietary Rights is no longer in use or is of immaterial value and except as set forth on
Schedule 8.15 hereto.

               8.16 Minimum EBITDA.

               The Company shall maintain at the end of each fiscal quarter consolidated EBITDA of not less than the amount set forth below for such fiscal quarter; provided that consolidated EBITDA shall be determined in each case on the last date of each fiscal quarter on the basis of the rolling four fiscal quarters ending on the date of determination:

               For each Period Ending On:               Minimum EBITDA
               -------------------------                --------------
               May 31, 2002                               $ 4,000,000
               August 31, 2002                              4,000,000
               November 30, 2002                            4,000,000

               February 28, 2003                                6,000,000
               May 31, 2003                                     7,000,000
               August 31, 2003                                  8,000,000
               November 30, 2003                                9,000,000
               February 29, 2004                               10,000,000
               May 31, 2004                                    10,500,000
               August 31, 2004                                 11,000,000
               November 30, 2004                               11,500,000
               February 28, 2005                               12,000,000

; and for each period ending on each fiscal quarter thereafter, $13,000,000.

               8.17 Repayment of Certain Debt.

               Simultaneously upon the receipt of the proceeds from the issuance and sale of the Notes hereunder, the Company shall use a portion of such proceeds to repay or cause to be repaid in full the outstanding Debt of the borrowers under the DDJ Loan Agreement.

               8.18 Collateral Agent Fees.

               The Company shall pay to the Collateral Agent, for its own account, the collateral agency fee payable in the amount and at the times set forth in the Collateral Agent Fee Agreement, dated as of March 19, 2002, entered into by the Company and the Collateral Agent.

SECTION 9.       NEGATIVE COVENANTS OF THE COMPANY


               In order to induce the Holders to enter into this Agreement and to purchase the Notes as contemplated hereby, as long as any of the Obligations remain outstanding, the Company covenants and agrees that:

               9.1 Debt and Guarantees.

               The Company shall not create, incur, assume or permit to be outstanding, and shall not permit any Subsidiary to create, incur, assume or permit to be outstanding, any Debt other than:

               (a) Debt incurred pursuant to this Agreement;

               (b) Debt outstanding on the Closing Date and identified on
Schedule 5.11;

               (c) Debt incurred under the New Notes;

               (d) Refinancing of Debt with respect to Debt that was incurred on or prior to the Closing Date (other than the Debt incurred hereunder or under the Notes); provided, however, that (i) the principal amount of the Debt refinanced (plus the amount of fees, costs, and expenses incurred and the amount of any premium, penalties, breaking costs and other similar amounts required to be paid, in connection with such refinancing pursuant to the terms of the instrument governing the Debt being refinanced) shall (i) not be greater than the amount of the Debt being refinanced, (ii) not extend the maturity date of the Debt being refinanced, (iii) have a

Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Debt being refinanced, (iv) rank no more senior than the Debt being refinanced, and (v) contain terms and conditions at least as favorable to the Company as the terms and conditions of the Debt being refinanced;

               (e) Debt secured by Liens permitted by Sections 9.4(d) and 9.4(e); and

               (f) Intercompany Debt owed to the Company or its Subsidiaries (other than the Foreign Subsidiaries).

The Company shall not, and shall not permit any of its Subsidiaries to, refinance, amend, restructure, reconstitute, replace or otherwise alter any tenor, covenant, condition or provision of any instrument evidencing any Debt outstanding on the Closing Date without the prior written consent of the Holders (which consent shall not be unreasonably withheld or delayed); provided that the Company and its Subsidiaries may refinance such Debt as permitted pursuant to
Section 9.1(d) above without such consent.

               9.2 Restricted Payments.

               The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (i) declare or pay any dividend or make any distribution on its Capital Stock or Stock Equivalents to the holders of its Capital Stock or Stock Equivalents other than (A) dividends or distributions payable in its Capital Stock or dividends or distributions (or series of dividends of distributions) made by any of the Subsidiaries of the Company to the Company or any other Subsidiary of the Company or (B) non-cash dividends or distributions payable on the Series C Convertible Preferred Stock issued by the Company in connection with the Exchange or (ii) redeem, repurchase or otherwise acquire or retire for value any such Capital Stock or Stock Equivalents (except shares acquired upon the conversion thereof into other shares of Capital Stock or rights to acquire such Capital Stock, odd lot shares, and except for the repurchase or acquisition of such Capital Stock held by directors, officers or employees of the Company or any of its Subsidiaries upon death, disability, retirement or termination of employment not to exceed $100,000 in the aggregate in any fiscal year) or rights to acquire such Capital Stock or Stock Equivalents, or (iii) directly or indirectly redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled or mandatory maturity, scheduled or mandatory repayment or scheduled sinking fund payment (after giving effect to the exercise of any and all unconditional (other than as to the giving of notice) options to extend the maturity), Debt of the Company or any of its Subsidiaries (other than Notes pursuant to this Agreement or as set forth in the Section 5.20 (Use of Proceeds) of this Agreement).

               9.3 Investments.

               The Company shall not make or acquire, or permit any of its Subsidiaries to make or acquire, any Investment in any Person other than:

               (a) Investments by the Company or any of its Subsidiaries (other than Foreign Subsidiaries) in any Subsidiary (other than Foreign Subsidiaries);

               (b) Permitted Investments;

               (c) Investments consisting of purchase money notes received in connection with the sale or disposition of any asset, provided that such sale or disposition was made in accordance with the terms of this Agreement; and

               (d) Investments in Foreign Subsidiaries which Investments are existing on the Closing Date and disclosed on Schedule 9.3.

               9.4 Negative Pledge.

               The Company shall not, and shall not permit any of its Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it except:

               (a) Liens existing on the Closing Date and listed in Schedule 9.4 hereto;

               (b) any Lien arising pursuant to any order of attachment, distrain or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP have been set aside;

               (c) Liens created by and existing under the Operative Agreements;

               (d) Purchase money Liens or purchase money security interests upon or in any property acquired or held by the Company or any such Subsidiary of the Company in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property, and Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); provided, however, that the aggregate principal amount of the Debt secured by the Liens referred to in this clause (d) and in clause (e) below shall not exceed $5,000,000 in the aggregate at any time outstanding;

               (e) Liens to secure Capitalized Lease Obligations; provided, however, that: (i) any such Lien is created solely for the purpose of securing Debt representing, or incurred to finance, refinance or refund, the cost (including, without limitation, the cost of construction) of the property subject thereto, (ii) the principal amount of the Debt secured by such Lien does not exceed 100% of such cost, and (iii) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item and (iv) the aggregate principal amount of Debt secured by the Liens referred to in this clause (e) and in clause (d) above shall not exceed $5,000,000 in the aggregate at any time outstanding;

               (f) any Permitted Liens; and

               (g) any extension, renewal or substitution of or for any of the foregoing Liens described in clauses (a) and (f) above or this clause (g); provided in each case that (i) the Debt or other obligation or liability secured by the applicable Lien shall not exceed the Debt or other obligation or liability existing immediately prior to such extension, renewal, or substitution and (ii) the Lien securing such Debt or other obligation or liability shall be limited to the property which, immediately prior to such extension, renewal or substitution, secured such Debt or other obligation or liability, and improvements on or additions to such property.

               9.5 Consolidations, Mergers and Sales of Assets.

               (a) The Company shall not complete (or agree to complete), and shall not permit any Subsidiary to complete (or agree to complete), an Asset Disposition unless (i) prior to such Asset Disposition, the Company or such Subsidiary, as the case may be, has received the written consent of the Required Holders and (ii) the Company or such Subsidiary, as the case may be, applies the Net Cash Proceeds from such Asset Disposition in accordance with Section 7.1(a) of this Agreement. Notwithstanding the foregoing and in addition to the liquidation and dissolution of the Company's inactive Subsidiaries set forth on
Schedule 9.5 permitted by Section 8.8, the Company and its Subsidiaries may complete an Asset Disposition with respect to its inactive Subsidiaries set forth on Schedule 9.5 without the consent of the Required Holders; provided that the Company or such Subsidiary, as the case may be, apply the Net Cash Proceeds from such Asset Disposition in accordance with Section 7.1(a) of this Agreement.

               (b) The Company shall, and shall cause each of its Subsidiaries to: (a) conduct, its business in the ordinary course and consistent with past practice; (b) use, and cause each of its Subsidiaries to use, its reasonable efforts, in the ordinary course and consistent with past practice, to (i) preserve its business and the goodwill and business of the customers, suppliers and others having business relations with the Company or any of its Subsidiaries, and (ii) keep available the services and goodwill of its present employees; and (c) shall continue to operate, and shall cause each of its Subsidiaries to continue to operate, only in the same general types of businesses as now conducted thereby and reasonable extensions thereof.

               (c) The Company shall not merge or consolidate, and shall not permit any Subsidiary to merge or consolidate, with or into any other Person.

               9.6 Capital Expenditures.

               Consolidated Capital Expenditures shall not, for each of the periods ending on the dates set forth below, exceed:

                                                             Consolidated
                                                               Capital
               For each Fiscal Year Ending On:               Expenditures
               -------------------------------               ------------
               May 31, 2002                                   $3,000,000
               May 31, 2003                                    3,500,000
               May 31, 2004                                    4,000,000
               Thereafter                                      4,500,000

; provided, however, that to the extent the actual Consolidated Capital Expenditures in any period are less than the maximum permitted amount of Consolidated Capital Expenditures set forth above for such period (such difference shall hereinafter be referred to as the "Unused Capital Expenditures"), the Company and each of its Subsidiaries may make additional Consolidated Capital Expenditures in the immediately succeeding period (the "Immediately Succeeding Period") equal to the sum of: (i) the Unused Capital Expenditures and (ii) the maximum permitted amount of Consolidated Capital Expenditures for the Immediately Succeeding Period.

               9.7 Transactions with Affiliates.

               The Company shall not, and shall not permit any of its Subsidiaries to, enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an "Affiliate Transaction"), or any series of related Affiliate Transactions, (other than Exempted Affiliate Transactions), (i) unless the Company reasonably and in good faith determines that the terms of such Affiliate Transaction are fair and reasonable to the Company, and no less favorable to the Company than could have been obtained in an arm's length transaction with a non-Affiliate, and (ii) if involving consideration to either party in excess of $1,000,000, unless such Affiliate Transaction(s) is evidenced by an Officers' Certificate addressed and delivered to the Holders certifying that such Affiliate Transaction (or Transactions) has been approved by a majority of the members of the Board of Directors that are disinterested in such transaction and (iii) if involving consideration to either party in excess of $5,000,000, unless in addition the Company, prior to the consummation thereof, obtains a written favorable opinion as to the fairness of such transaction to the Company from a financial point of view from an independent investment banking firm of national reputation or, if pertaining to a matter for which such investment banking firms do not customarily render such opinions, an appraisal or valuation firm of national reputation. Notwithstanding the foregoing, the Company and its Subsidiaries shall be permitted to enter into transactions with Affiliates pursuant to agreements or other documents entered into simultaneously herewith on the Closing Date, including without limitation, the agreements and other documents relating to the New Notes and the issuance of the Company's Series C Preferred Stock and those existing Affiliate transactions set forth on Schedule 5.22 hereof.

               9.8 Restrictions on Foreign Subsidiary Support.

               The Company shall not permit to exist, and shall not permit any of its Subsidiaries to permit to exist, any transfers by the Company or any of its Subsidiaries of goods of any kind, loans, capital contributions or any other financial support to any Foreign Subsidiary.

               9.9 Environmental Matters.

               The Company shall not, and shall not permit any of its Subsidiaries to, use, generate, manufacture, produce, store, Release, discharge or dispose of, on, under or about any real property owned, operated or leased by the Company or any such Subsidiary or transport to or from any such property, any Hazardous Substance, or (to the extent within the Company's or any such Subsidiary's control) permit any other Person to do so except in the ordinary course and in compliance with applicable law, and where such non-compliances could not reasonably be expected to have a Material Adverse Effect.

               9.10 Amendments to Certificates of Incorporation and By-Laws.

The Company shall not alter or modify, and shall not permit any of its Subsidiaries to alter or modify, its Articles of Incorporation or Certificate of Incorporation or By-Laws or other organizational documents in any manner which could reasonably be expected to have a Material Adverse Effect; provided that the Company may amend its Certificate of Incorporation to increase the number of its authorized shares of common stock as contemplated by the Exchange and the Company may liquidate or dissolve its inactive Subsidiaries set forth on
Schedule 9.5. The Company shall not change, and shall not permit any of its Subsidiaries to change, its corporate name, mailing address, or principal place of business or jurisdiction of incorporation, unless it shall have complied with the requirements of Section 8.12 hereof.

               9.11 ERISA.

               The Company shall not, and shall not permit any of its Subsidiaries to, do any of the following if such action could reasonably be expected to result in the Company or any such Subsidiary incurring a liability, individually or in the aggregate equal to or in excess of $300,000:

               (a) Engage, or permit any ERISA Affiliate to engage, in any prohibited transaction which is reasonably likely to result in a civil penalty or excise tax described in Sections 502(i) of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

               (b) permit to exist with respect to any Benefit Plan any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), whether or not waived;

               (c) fail, or permit any ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any Benefit Plan;

               (d) terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan;

               (e) fail, or permit any ERISA Affiliate to fail, to make any required contribution or payment to any Multiemployer Plan;


               (f) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment;

               (g) amend, or permit any ERISA Affiliate to amend, a Benefit Plan resulting in an increase in current liability for the plan year such that the Company or any of its Subsidiaries or any ERISA Affiliate is required to provide security to such Benefit Plan under Section 401(a)(29) of the Code;

               (h) withdraw, or permit any ERISA Affiliate to withdraw, from any Multiemployer Plan; or

               (i) permit any Termination Event to occur.

               9.12 No Additional Bank Accounts.

               The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the accounts set forth on Schedule 9.12, except to the extent permitted hereunder.

               9.13 No Additional Subsidiaries.

               The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, incorporate, form or acquire any new Subsidiaries or purchase or otherwise acquire all or substantially all of the assets of any Person.

SECTION 10.      EVENTS OF DEFAULT; ACCELERATION

               10.1 Events of Default.

               The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

               (a) failure of the Company to pay any principal or Offer Payment, if any, on any Note when due, whether at stated maturity or at a date fixed for payment, prepayment, by an acceptance of an Offer, by acceleration or otherwise; or

               (b) failure of the Company to pay any other Obligation when due, whether at stated maturity, or at a date fixed for payment, prepayment, by an acceptance of an Offer by acceleration or otherwise and such failure shall continue for a period of five (5) days; or

               (c) (i) failure of the Company to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 9; or (ii) failure of the Company or any of its Subsidiaries to perform, comply with or observe any other term, covenant or agreement applicable to it in this Agreement (other than a provision covered by subparagraph (i) above) or in any other Operative Agreement and the failure shall continue unremedied for five (5) Business Days after the delivery by the Holders of written notice to the Company of such failure; or

               (d) any representation or warranty made or deemed made by the Company or any of its Subsidiaries in this Agreement, the other Operative Agreements or any other agreement, document, instrument or in any certificate furnished to the Holders pursuant to the terms of any thereof shall prove to have been false or misleading as of the time made or furnished in any material respect; or

               (e) (i) the Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for sixty (60) days after the entry thereof; or (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distrain or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal for sixty (60) days; or

               (f) the Company or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Debt or in the payment of any Guarantee the aggregate principal amount of the series of Debt under which such Debt is issued and the aggregate principal amount of the obligation guaranteed by such Guarantee equals or exceeds $200,000; or (ii) default in the observance or performance of any other agreement or condition relating to any such Debt or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt or beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Debt to become due prior to its stated maturity or such Guarantee to become due prior to its stated maturity or such Guarantee to become payable; or

               (g) any covenant, agreement or obligation of any party contained in or evidenced by any Operative Agreement shall cease to be enforceable in accordance with its terms, or the Company or any of its Subsidiaries shall deny or disaffirm its obligations under any Operative Agreement, or any Operative Agreement shall be cancelled, terminated, revoked or rescinded without the Holders' express prior written consent; or

               (h) any of the other Operative Agreements shall cease for any reason to be in full force and effect (other than in accordance with the terms hereof or thereof) or any action or proceeding shall have been commenced by any Person seeking to cancel, revoke, rescind or disaffirm the obligations of any party to any Operative Agreement; or

               (i) any court or other governmental authority shall issue a final judgment, order, decree or ruling for the payment of money (a "Judgment"), and such Judgment is in an amount (determined after an allowance for the application of any insurance proceeds to such Judgment) in excess of $200,000 and enforcement proceedings shall have been commenced upon any such Judgment or any such Judgment shall remain unpaid after a period of ten (10) consecutive days during which a stay of such enforcement of any such Judgment, including, without limitation, by reason of a pending appeal or otherwise, shall not be in effect; or

               (j) any security interest or Lien purported to be created by any of the Collateral Documents shall cease to be valid and (to the extent required by the Collateral Documents) perfected or the Company or any of its Subsidiaries shall so have asserted, except that the failure of any security interest or Lien purported to be created by the Collateral Documents to be valid and perfected shall not in itself constitute a default hereunder if the value of the Collateral purported to be covered thereby is, in the aggregate, not in excess of $200,000; or

               (k) the holders of all or any of the New Notes shall accelerate the maturity of all or any the New Notes or any of the New Notes shall be prepaid, redeemed or repurchased in whole or part.

               10.2 Acceleration.

               Upon the occurrence of an Event of Default which has not been cured within the applicable cure period, if any, or waived by the Required Holders, by delivery of written notice to Company, the Required Holders may take any or all of the following actions: declare all or any part of the Obligations hereunder to be immediately due and payable (except with respect to any Event of Default set forth in Section 10.1(e) hereof, in which case all such Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Required Holders.

               If at any time after acceleration of the Obligations hereunder, the Company or any of its Subsidiaries shall pay all arrears of interest and all payments on account of principal of such Notes which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and any Default and all Events of Default (other than nonpayment of principal of and accrued interest on such Notes and other Obligations hereunder due and payable solely by virtue of acceleration) shall be remedied or waived, then by written notice to Company, the Required Holders may elect, in the Required Holders' sole discretion, to rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Default or Event of Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are not intended to benefit the Company or any of its Subsidiaries and do not give the Company or any of its Subsidiaries the right to require the Holders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

SECTION 11.      COLLATERAL AGENT

               11.1 Appointment of Collateral Agent; Powers and Immunities.

               (a) Subject to Section 11.8 hereof, each Holder in its capacity as such hereby irrevocably appoints and authorizes the Collateral Agent to act as its agent hereunder, under the Collateral Documents and under all other Operative Agreements to which the Collateral Agent is a party, with such powers as are expressly delegated to the Collateral Agent by the terms of this Agreement, the Collateral Documents and such other Operative Agreements, together with such other powers as are reasonably incidental thereto.

               (b) The Collateral Agent (which term, when used in this sentence, the next two sentences of this Section 11.1 and in Sections 11.5 and 11.7 hereof shall include reference to its Affiliates and to its own and its Affiliates' officers, directors, employees and agents) shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Collateral Documents or any other Operative Agreement to which the Collateral Agent is a party, or be a trustee for or have any fiduciary obligation to any Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, the Collateral Documents or any other Operative Agreement or otherwise exist against the Collateral Agent. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall not be required to take any action which is contrary to this Agreement, any Collateral Document or any other Operative Agreement to which the Collateral Agent is a party or applicable law. The Collateral Agent shall not be responsible for any action taken or omitted to be taken by it hereunder, under any Collateral Document or under any other Operative Agreement to which the

Collateral Agent is a party or in connection herewith or therewith, except for its own gross negligence or willful misconduct. In no event shall the Collateral Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Collateral Agent has been informed of the likelihood of such loss or damage and regardless of the form of action. Except as otherwise provided under this Agreement or as expressly provided in the Collateral Documents or the other Operative Agreements to which the Collateral Agent is a party, the Collateral Agent shall take such action with respect to the Collateral Documents and the other Operative Agreements to which it is a party as it shall be directed by the Required Holders, it being understood, however, that all such Collateral Documents shall continue at all times to secure, on the terms and conditions set forth therein, the Obligations.

               (c) In connection with performing its duties under this Agreement, any Collateral Document or any other Operative Agreement to which it is a party, the Collateral Agent may employ agents, counsel and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents, counsel or attorneys-in-fact selected by it in good faith and may consult with and rely on the advise of its agents, counsel, attorneys-in-fact and advisors. Any such agent may do all acts and things and exercise all discretion which it is authorized or permitted to do or exercise for and on behalf and in the name of the Collateral Agent. In the event the Collateral Agent shall assign any of its rights or obligations to an agent pursuant to this Section 11.1(c), such agent shall be subject to, and shall have the benefits of, the provisions of this Agreement insofar as they apply to the Collateral Agent.

               11.2 Reliance by Collateral Agent.

               The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of any Holder, legal counsel (including counsel to the Company and its Subsidiaries, and including the Collateral Agent's own in-house counsel), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement, the Collateral Documents or any other Operative Agreement unless it shall first receive such advice or concurrence of the Holders as it deems appropriate. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Collateral Documents or any other Operative Agreement in accordance with a request or consent of the Required Holders (except where the consent of all of the Holders is required per Section 11.9, and in any such event, the Collateral Agent shall be fully protected as provided in this sentence when acting or refraining from acting in accordance with the instructions of all of the Holders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders.

               11.3 Default Events.

               (a) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default unless the Collateral Agent has received written notice from a Holder or the Company referring to this Agreement, describing such Event of Default and stating that such notice is a "Notice of an Event of Default". In the event that the Collateral

Agent receives a notice from a Holder, the Company or any other Person of the occurrence of an Event of Default, the Collateral Agent shall give notice thereof to the Holders; provided, however, that the Collateral Agent shall not incur any liability to any Holder on account of any failure to provide such notice, except for its own gross negligence or willful misconduct. The Collateral Agent shall take such action with respect to such Event of Default as so directed by the Required Holders pursuant to this Agreement; provided that, unless and until the Collateral Agent shall have received such directions and, if it so requests, an indemnification from the Holders satisfactory to the Collateral Agent, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking any action, with respect to such Event of Default as it shall deem advisable in the best interest of the Holders.

               (b) If the Collateral Agent does not receive any amount due it from the Company hereunder or under any Collateral Document or other Operative Agreement, the Collateral Agent may notify the Holders, and the Holders shall notify the Company that failure to pay such amount shall constitute a Event of Default.

               11.4 Rights as a Secured Party.

               With respect to its Notes, if any, the Collateral Agent shall have the same rights and powers hereunder as any Holder and may exercise the same as though it was not acting as the Collateral Agent. All defined terms contained herein that would include a Person notwithstanding that such Person is acting in the capacity of the Collateral Agent shall, unless the context otherwise indicates, include such Person in its individual capacity. The Person acting in the capacity of the Collateral Agent and its Affiliates may (without having to account therefor to any Holder) make loans to, issue letters of credit for the account of, accept deposits from, extend credit (on a secured or unsecured basis) to, acquire equity interests in and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with the Company or any of its Affiliates, as if it was not acting as the Collateral Agent.

               11.5 Indemnification.

               The Collateral Agent shall be fully justified in refusing to take or to continue to take any action hereunder, under any Collateral Document or under any other Operative Agreement to which the Collateral Agent is a party unless it shall first be indemnified to its satisfaction by the Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

               11.6 Documents.

               The Collateral Agent will forward to each Holder, promptly after the Collateral Agent's receipt thereof (and will use commercially reasonable efforts to forward within five (5) Business Days of such receipt), a copy of each document furnished to the Collateral Agent by any Holder or the Company under the Collateral Documents. The Collateral Agent will forward to each Holder, promptly upon such Holder's request therefor, a copy of any other document furnished to the Collateral Agent under the Collateral Documents or any other Operative Agreement to which the Collateral Agent is a party.

               11.7 Non-Reliance on Collateral Agent and Other Secured Parties.

               Each Holder acknowledges that the Collateral Agent has not made any representation or warranty to it on or prior to the date hereof. Each Holder represents that it has, independently and without reliance on the Collateral Agent or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Company and its Subsidiaries and decision to enter into this Agreement and the other Operative Agreements to which it is a party and agrees that it will, independently and without reliance upon the Collateral Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements to which it is a party. Neither the Collateral Agent nor any Holder nor any of their respective Affiliates shall be responsible to any other Holder for any recitals, statements, representations or warranties made by the Company or any of its Subsidiaries contained in this Agreement or any Operative Agreement or in any certificate or other document referred to or provided for in, or received by any Holder under, this Agreement or any other Operative Agreement, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or any other document referred to or provided for herein or therein or for any failure by the Company to perform its obligations hereunder or thereunder. Neither the Collateral Agent nor any Holder shall be required to monitor or otherwise inform itself as to the performance or observance by the Company or any of its Subsidiaries under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Holders by the Collateral Agent hereunder and under the Collateral Documents, the Collateral Agent shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the Company or any of its Subsidiaries, or any of their respective Affiliates, which may come into the possession of the Collateral Agent or any of its Affiliates.

               11.8 Resignation or Removal of Collateral Agent.

               (a) Subject to the appointment and acceptance of a successor Collateral Agent as provided in this Section 11.8, the Collateral Agent may resign at any time as Collateral Agent under this Agreement and any Collateral Document and any other Operative Agreement to which it is a party by giving 30 days' written notice thereof to the Holders and the Company, and the Collateral Agent may be removed at any time with or without cause by the vote of the Required Holders. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been appointed by the Required Holders and shall have accepted such appointment prior to the scheduled effective date of the resignation or removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the Holders appoint a successor Collateral Agent, which shall be a Holder acceptable to the Required Holders or a bank or trust company reasonably acceptable to the Required Holders. If no successor Collateral Agent shall have been appointed by the Required Holders and shall have accepted such appointment prior to the scheduled effective date of the resignation of the Collateral Agent, then the Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Such court may thereupon, after such notice, if any, as it may deem proper and as it may prescribe, appoint a successor Collateral Agent, and such determination shall be binding upon all the parties hereto and shall not be appealable. The Holders agree to pay or reimburse the Collateral Agent for all fees, charges and expenses, including attorneys' fees, relating to or incurred by the Collateral Agent in connection with any such court proceedings.

               (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, (i) such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and (ii) the retiring Collateral Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Collateral Agent and shall execute and deliver such notices, instructions and assignments as the Required Holders shall instruct based on their conclusion that such notices, instructions and assignments are necessary or desirable to transfer the rights of the Collateral Agent with respect to the Collateral to the successor Collateral Agent. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this
Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent. Notwithstanding anything in this Agreement to the contrary, the Collateral Agent shall not be required in any event or under any circumstance, including its resignation or removal, to provide (nor be deemed to have provided) to any successor Collateral Agent any indemnity (or similar obligation) of any kind whatsoever.

               11.9 Authorization.

               The Collateral Agent is hereby authorized by the Holders to execute, deliver and perform each of the Collateral Documents and other Operative Agreements to which the Collateral Agent is or is intended to be a party, and each Holder agrees to be bound by all of the agreements of the Collateral Agent contained in, and all of the other terms and conditions of, the Collateral Documents and other Operative Agreements to which the Collateral Agent is a party. Without receiving prior written consent from the Required Holders, the Collateral Agent will not consent to any modification, supplement or waiver under any of the Collateral Documents or under any other Operative Agreement to which the Collateral Agent is a party, provided that without the prior written consent of each Holder, the Collateral Agent shall not (a) release any Collateral or otherwise terminate any Lien under any Collateral Document,
(b) consent to any modification of this Section 11.9 or of the definition of the terms "Obligations", "Required Holders" or "Holders" or (c) consent to any Lien under any Collateral Document securing obligations other than the Obligations. For the avoidance of doubt, nothing in this Section 11.9 or elsewhere in this Agreement or in any Collateral Document or other Operative Agreement shall limit the obligations of the Company or any of its Subsidiaries under any Operative Agreement, including, without limitation, any obligation of the Company to obtain any consent or approval of one or more Holders required to be obtained by the Company prior to any amendment of, modification or supplement to or waiver under any Operative Agreement, and the Collateral Agent shall not consent to any amendment of, modification or supplement to or waiver under any Operative Agreement unless and until the Company shall have first obtained all such required consents and approvals.

SECTION 12.      DEFINITIONS

               12.1 Defined Terms.

               As used herein the following terms have the following respective meanings:

               "Account" or "Accounts" means all of the Company's or any of its Subsidiaries' accounts, whether now existing or existing in the future, including, without limitation, all (i) accounts receivable (whether or not specifically listed on schedules furnished to the Holders), including, without limitation, all accounts created by or arising from all of the Company's or any of its Subsidiaries' sales of goods or rendition of services made under the Company's or any of its Subsidiaries' trade names or styles, or through the Company's or any of its Subsidiaries' divisions; (ii) unpaid or unexercised seller's rights (including any right of rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by the Company or any of its Subsidiaries with respect to any such accounts receivable or account debtors; (v) guarantees or collateral for any of the foregoing; (vi) insurance policies; or (vii) rights relating to any of the foregoing.

               "Accreted Principal Amount" of any Note, at any date, shall equal the (i) the Original Issue Price of such Note plus (ii) the accrued amortization of the Original Issue Discount attributable ratably on a daily basis, using a daily level yield, to the period from and including the Closing Date to (but excluding) the Maturity Date.

               "Affiliate" or "Affiliates" means with respect to any Person, (i) any Subsidiary of such Person and any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and (ii) each director, officer or general partner of such Person. For purposes of the Agreement, control of a Person means the power, direct or indirect, (a) to vote 20% or more of the outstanding stock or other ownership interests having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

               "Affiliate Transaction" has the meaning specified in Section 9.7.

               "Agreement" has the meaning specified in Section 1.

               "Asset Disposition" means any sale or other disposition, or series of sales or other dispositions (including, without limitation, by merger or consolidation, and whether by operation of law or otherwise), made on or after the Closing Date by the Company or any of its Subsidiaries to any Person of (a) all or substantially all of the outstanding Capital Stock of any of its Subsidiaries, (b) all or substantially all of its assets or the assets of any division of the Company or any of its Subsidiaries, or (c) any other asset or assets which, when taken together with all sales or other dispositions of assets not covered by the foregoing clauses (a) and (b) yield proceeds or involve assets having a fair market value in excess of $150,000 in any twelve-month period; provided, however, that (i) any sale or disposition by the Company or any of its Subsidiaries of Inventory in the ordinary course of business, and
(ii) any sale or disposition of the Company or any of its Subsidiaries of assets, not in the ordinary course of business in instances where the proceeds of such dispositions do not exceed $50,000 for any individual transaction or $150,000 in the aggregate following the Closing shall not constitute an Asset Disposition for purposes of this Agreement.

               "Auditors" means a nationally-recognized firm of independent public accountants selected by the Company and satisfactory to the Holders in the Holders' reasonable discretion.

               "Benefit Plan" means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) that is subject to Title IV of ERISA and in respect of which the Company or any of its Subsidiaries or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

               "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks are required by law or authorized to close in New York, New York.

               "Capital Lease" means, as to any Person, any lease of property, real or personal, by such Person as lessee which would be capitalized on the balance sheet of such Person prepared in conformity with GAAP.

               "Capital Lease Obligation" means, as to any Person, the capitalized amount of all obligations of such Person or any of its Subsidiaries under Capitalized Leases, as determined on a consolidated basis in accordance with GAAP.

               "Capital Stock" means shares of capital stock, beneficial, partnership or limited liability company interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock and preferred stock.

               "Cash Equivalent" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any financial institution having maturities of one year or less from the date of acquisition, (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's, or carrying an equivalent rating by a nationally recognized rating agency if both of S&P and Moody's cease publishing ratings of investments, and (d) mutual funds investing solely in investments of the type described in the foregoing clauses (a) through (c).

               "Casualty Loss" shall have the meaning specified in Section
8.4(b).

               "Change of Control" means any transaction or series of transactions in which any of the following occurs: (a) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) (other than any of the Excluded Persons) becomes following the date of the first issuance of the New Notes (the "Issue Date") the "beneficial owner," directly or indirectly, of more than 50% of the issued and outstanding Capital Stock entitled to vote in the election of directors, managers, or trustees, as applicable, of the Company or any Subsidiary Guarantor or the surviving entity or entities (if other than the Company or any Subsidiary Guarantor); or (b) individuals who immediately following the Issue Date after giving effect to the transactions contemplated by Section 6.6 of the Exchange Agreement constituted the Board of Directors of the Company or any Subsidiary Guarantor (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company or any Subsidiary Guarantor, as applicable, was approved by a vote of at least a majority of the directors of the Company or any Subsidiary Guarantor then still in office who were either directors at the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company or any Subsidiary Guarantor then in office. Notwithstanding the foregoing to the contrary, a "Change of Control" shall expressly exclude the Exchange and subsequent conversion of the Company's Series C Preferred Stock into common stock.

               "Change of Control Offer" has the meaning specified in Section 7.3(a).

               "Change of Control Payment" has the meaning specified in Section 7.3(a).

               "Closing" has the meaning specified in Section 3.

               "Closing Date" has the meaning specified in Section 3.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time, and any successor statute.

               "Collateral" means any and all assets and rights and interests in or to property and proceeds thereof, whether now owned or hereafter acquired by the Company or any of its Subsidiaries, upon which a Lien is granted under any of the Collateral Documents.

               "Collateral Agent" has the meaning specified in the Introduction.

               "Collateral Documents" means the Security Agreement, each of the Deeds of Trust, the Pledge Agreement, the Lockbox Agreement and any other document or instrument executed and delivered by a Person granting a Lien on any of its property to secure payment of the Obligations.

               "Company" has the meaning specified in the Introduction.

               "Company Indemnified Person" has the meaning specified in Section 15(c).

               "Compliance Certificate" shall have the meaning specified in
Section 8.2(b).

               "Confidential Information" has the meaning specified in Section
25.

               "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Company and each of its Subsidiaries for such period, as the same are (or, in accordance with GAAP, would be) set forth in the consolidated statement of cash flows of the Company and its Subsidiaries for such period.

               "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period, excluding (i) gains or losses from dispositions of assets, (ii) any extraordinary items, and (iii) other non-recurring items not related to operations, in the case of (i), (ii) and (iii), as determined in accordance with GAAP.

               "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding an Operative Agreement) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

               "DDJ Loan Agreement" means the Loan Agreement dated as of March 1, 2001, as amended, between the Company and Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing Inc., and PA&E International, Inc., as borrowers, and Pacific A&E Limited, Pacific Aerospace & Electronics (UK) Limited and Aeromet International PLC, as foreign subsidiaries, each of the lenders set forth on Schedule I thereto, as lenders and DDJ Capital Management, LLC, as agent for the lenders.

               "Debt" means of any Person at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, (d) all obligations of such Person under Capital Leases, (e) all contingent or non-contingent obligations of such Person to reimburse any Person in respect of amounts paid or payable (currently or in the future, on a contingent or non-contingent basis) under a letter of credit or similar instrument, (f) all Debt of others secured by a Lien on any asset of such Person, and (g) all Debt of others Guaranteed by such Person.

               "Deeds of Trust" means the mortgages or the deed of trust, security agreement and fixture filings, deeds to secured debt, assignment or rent or other similar instruments or documents, as the case may be, substantially in the form of Exhibit E.

               "Default" means an event, condition or default which with the giving of notice, the passage of time or both would be an Event of Default.

               "DOL" means the United States Department of Labor and any successor department or agency.

               "Dollar" and sign "$" means lawful money of the United States of America.

               "EBITDA" means, with respect to any period, Consolidated Net Income for such period before payment or provision of taxes measured by income plus, without duplication, all interest charges (to the extent deducted in computing Consolidated Net Income), all fees payable in connection with this Agreement and the Exchange Agreement, amortization and depreciation expense (including any amortization and depreciation associated with "fresh start accounting") and other gains or losses arising from extraordinary items or from any other non-recurring item that reduces Consolidated Net Income for such period, in each case determined on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP or as agreed to by the Holders.

               "Eligible Purchaser" has the meaning specified in Section
6.1(ii).

               "Environmental Law" means any federal, state or local law, statute, ordinance, regulation, rule, order, decree, judgment, ordinance, permit, license, registration, approval or requirement or authorization of any government or governmental department or agency or court pertaining to health, industrial hygiene, or environmental or natural resources.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder, and all published, generally applicable rulings entitled to precedential effect.

               "ERISA Affiliate" means any (i) corporation which is or was at any time during the immediately preceding six years a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or any of its Subsidiaries; (ii) partnership or other trade or business (whether or not incorporated) at any time during the immediately preceding six years under common control (within the meaning of Section 414(c) of the Code) with the Company or any of its Subsidiaries; and (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company or any of its Subsidiaries, any corporation described in clause (i) above, or any partnership or trade or business described in clause
(ii) above.

               "Event of Default" or "Events of Default" shall have the meaning provided for in Section 10.1 of this Agreement.

               "Excess Cash Flow" means for the Company for any period, 50% of EBITDA for such Period minus the sum of (without duplication ) (i) optional, mandatory and scheduled cash principal payments of the Notes during such period and optional, mandatory and scheduled cash principal payments on other Debt made by the Company or any of its Subsidiaries during such period to the extent such other Debt is permitted herein and such payments are permitted herein to be made, (ii) scheduled payments made by the Company or any of its Subsidiaries on Capital Lease Obligations to the extent such Capital Lease Obligations are permitted herein, (iii) Non-Financed Capital Expenditures made by the Borrower or any of its Subsidiaries during such period to the extent permitted herein,
(iv) all cash interest expenses of the Company and its Subsidiaries for such period and (v) all cash tax expenses of the Company and its Subsidiaries for such period.

               "Excess Cash Flow Offer" shall have the meaning specified in
Section 7.3(b).

               "Excess Cash Flow Payment" shall have the meaning specified in
Section 7.3(b).

               "Exchange" shall have the meaning specified in the Exchange Agreement.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Agreement" means the Exchange Agreement, dated as of March 19, 2002, among the Company, certain of its Subsidiaries and the holders of the Old Notes.

               "Excluded Persons" means any officer or director of the Company, the other Persons listed on Exhibit I hereto, any Persons related to such Persons by kinship or marriage, and any trust, corporation, partnership or other entity which is beneficially owned 80% or more by any such Persons.

               "Exempt Resale" means the sales or offers to sell some or all of the Notes purchased by the Initial Purchaser pursuant to Rule 144A of the Securities Act.

               "Exempted Affiliate Transactions" means (a) customary employee compensation arrangements approved by a majority of independent (as to such transactions) members of the Board of Directors of the Company, (b) dividends permitted pursuant to Section 9.2 hereof and payable, in form and amount, on a pro rata basis to all holders of common stock of the Company and (c) transactions solely between the Company and any of its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company.

               "Financials" has the meaning specified in Section 5.4.

               "Foreign Subsidiary" means any Subsidiary of a Person not incorporated in or having material assets or operations in the United States.

               "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time and with respect to the Foreign Subsidiaries, accounting principles used in the United Kingdom as in effect from time to time.

               "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

               "Hazardous Substance" means those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances", or "solid waste" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq. and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws, and such other substances, materials and wastes which are or become regulated, restricted or addressed by or under any Environmental Law.

               "Holder" means the Initial Purchaser and each other Person which acquires or becomes the owner of a Note.

               "Immediately Succeeding Period" shall have the meaning specified in Section 9.6.

               "Indemnified Party" has the meaning specified in Section 15(b).

               "Initial Discount" means the greater of 0.25% of the Original Issue Price and $55,000.

               "Initial Purchaser" has the meaning specified in Section 2.1.

               "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding $1,000,000 or more of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

               "Internal Revenue Service" means the Internal Revenue Service and any successor agency.

               "Inventory" means all of the Company's and each of its Subsidiaries' inventory as defined by GAAP, including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Company's or any of its Subsidiaries' businesses; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service; and (iii) all goods returned or repossessed by the Company or any of its Subsidiaries net of any reserves required by GAAP.

               "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, advance, time deposit or otherwise.

               "Judgment" shall have the meaning set forth in Section 10.1(i).

               "KeyBank" means KeyBank National Association.

               "KeyBank Promissory Notes" means, collectively, that certain Promissory Note, dated as of September 30, 1998, made by the Company in favor of KeyBank in the aggregate principal amount of $1,200,000 and that certain Promissory Note, dated as of March 18, 1998, made by the Company in favor of KeyBank in the aggregate principal amount of $712,086.

               "Leased Real Property" means all of the real property leased by the Company and each of its Subsidiaries at any time, including, without limitation, all of the material real property leased by the Company and each of its Subsidiaries as of the date of this Agreement as set forth on Schedule 5.12(a) hereto.

               "Leases" shall mean the leases with respect to the Leased Real Property.

               "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of the Agreement, the Company and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

               "Lockbox" has the meaning specified in Section 8.14(a).

               "Lockbox Account" has the meaning specified in Section 8.14(a).

               "Lockbox Agreement" means the 3rd Party Lockbox Agreement executed by the Company, the Collateral Agent and KeyBank in favor of the Holders in the form attached to this Agreement as Exhibit D.

               "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (b) the ability of the Company or any of its Subsidiaries to perform its obligations under this Agreement or any other Operative Agreement to which it is a party, (c) the validity or enforceability of this Agreement or any other Operative Agreement or of the rights or remedies of the holder of any Notes, or
(d) the perfection or priority of the Liens granted pursuant to the Collateral Documents.

               "Maturity Date" has the meaning specified in Section 2.2.

               "Moody's" means Moody's Investors Service, Inc.

               "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA and (i) which is, or within the immediately preceding six (6) years was, contributed to by the Company or any of its Subsidiaries or any ERISA Affiliate or (ii) with respect to which the Company or any of its Subsidiaries or any ERISA Affiliate may incur any liability.

               "Net Cash Proceeds" means, with respect to any Asset Disposition, the aggregate amount of cash received by the Company and each of its Subsidiaries (including cash payments received in respect of deferred payment pursuant to any note or installment receivable or otherwise and state or federal income tax refunds attributable to such sale or disposition, but in each case only as and when received and any amount eliminated from any reserve referred to in clause (b) below, but only as and when eliminated) in respect of such Asset Disposition net of (a) all fees, commissions, expenses and taxes incurred in connection with such sale or disposition, (b) deduction of appropriate amounts, in an amount determined by the Company and agreed to by the Required Holders, in their sole judgment exercised reasonably, to be provided by the Company or any of its Subsidiaries as a reserve, in conformity with GAAP, against any liabilities retained by the Company or any or its Subsidiaries associated with such assets after such Asset Disposition, including, without limitation, any indemnification associated with such Asset Disposition, and (c) proceeds that are reinvested in similar capital assets of any of the Company's wholly owned Subsidiaries within 180 days of the date of such Asset Disposition or receipt of cash payment therefor (if later); provided that the Company has certified to the Holders promptly, and in any event within 30 days after the date of such Asset Disposition or receipt of such proceeds (if later), that such proceeds are to be reinvested. For purposes of this definition, (i) if taxes or other expenses payable in connection with the sale or disposition of any asset are not known as of the date of such sale or disposition, then such fees, commissions, expenses or taxes shall be estimated by the Company or its Subsidiaries, as the case may be, in good faith, and agreed to by the Required Holders, in their sole judgment exercised reasonably, and such estimated amounts shall be deducted therefrom, and (ii) Net Cash Proceeds shall be deemed to include, without limitation, any award of compensation for any asset or property or group thereof taken by condemnation or eminent domain and insurance proceeds for the loss of or damage to any asset or property if such award or proceeds equals or exceeds $250,000 (per occurrence) and within 180 days after the receipt thereof replacement or repair of such asset or property has not commenced or reasonable steps have not been taken to commence such replacement or repair, except that in the event that at any time such replacement or repair is abandoned or is otherwise discontinued or is not diligently pursued, the remaining award or proceeds, as the case may be, shall constitute Net Cash Proceeds at such time.

               "New Notes" means the Company's 10% Senior Subordinated Pay-in-Kind Notes due 2007, together with any additional notes that may be issued to the holders thereof as payment for accrued interest on such notes.

               "New Notes Indenture" has the meaning specified in the Exchange Agreement.

               "Non-Financed Capital Expenditures" shall mean any and all expenditures (net of any trade-ins, rebates or discounts) in respect of the purchase, lease or other acquisition of fixed or capital assets for which there is no specific funding through a loan, capital lease or other financing that directly finances such assets.

               "Notes" has the meaning specified in Section 1.

               "Obligations" means the Notes and all other advances, debts, liabilities, obligations, covenants and duties owing by the Company to the Collateral Agent, any Holder, any Affiliate of any of them or any Indemnified Party, of every type and description, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other Operative Agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, foreign exchange transaction or interest rate contract or in any other manner, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other sum chargeable to the Company under this Agreement or any other Operative Agreement.

               "Offer" means an Excess Cash Flow Offer or a Change of Control Offer, as applicable.

               "Offer Payment" means an Excess Cash Flow Payment or a Change of Control Payment, as applicable.

               "Offering Circular" means the Offering Circular, dated as of the Closing Date, prepared by the Company and provided to the Initial Purchaser, and any amendment or supplement thereto.

               "Officers' Certificate" means, as to any corporation, a certificate executed on its behalf by the Chairman of the board of directors (if an officer) or its President or one of its Vice Presidents and its Treasurer, or Controller, or one of its Assistant Treasurers or Assistant Controllers, and, as to any partnership, a certificate executed on behalf of such partnership by its managing general partner in a manner which would qualify such certificate as an Officers' Certificate of such managing general partner hereunder.

               "Old Notes" has the meaning specified in the Exchange Agreement.

               "Old Notes Indenture" means that certain Indenture, dated as of July 30, 1998, by any among the Company, the Guarantors (as defined therein) and the Bank of New York (as successor to IBJ Schroeder Bank & Trust Company), as Trustee.

               "Operative Agreements" means this Agreement, the Notes, the Subsidiary Guaranty, and the Collateral Documents, in each case, as the same may be modified, amended, extended, restated or supplemented from time to time.

               "Original Issue Discount" means $14,000,000.

               "Original Issue Price" means, for any Note, and amount equal to the product of the face amount of such Note on the Closing Date and 61.11%.

               "OSHA" means the Occupational Safety and Health Act, as amended from time to time, and any successor statute thereto and all final or temporary regulations promulgated thereunder, and all published, generally applicable rulings entitled to precedential effect.

               "Owned Real Property" means the real property owned by the Company and each of its Subsidiaries at any time, including, without limitation, all of the material real property owned by the Company and each of its Subsidiaries as of the date of the Agreement as set forth on Schedule 5.12(a).

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

               "Permitted Investments" means (i) Cash Equivalents, (ii) interest-bearing demand or time deposits (including certificates of deposit) which are insured by the Federal Deposit Insurance Corporation ("FDIC") or a similar federal insurance program; (iii) securities distributed in connection with the confirmation of a plan of reorganization following the bankruptcy of any Person indebted to the distributee at the time such bankruptcy is filed and
(iv) such other investments as the Holders may approve in the Holders' sole discretion.

               "Permitted Liens" means, without duplication:

               (a) Liens for taxes, assessments, governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company and each of its Subsidiaries, as the case may be, in accordance with GAAP;

               (b) statutory Liens of landlords and carriers', or other warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than sixty (60) days or which are being contested in good faith and by appropriate proceedings in a manner which is not reasonably likely to jeopardize or diminish the Holders' interest in any of the Collateral subject to the other Operative Agreements or materially interfere with the ordinary conduct of the businesses of the Company and each of its Subsidiaries;


               (c) pledges or deposits and Liens (other than any Lien imposed by ERISA) under bonds required in connection with workers compensation, unemployment insurance and other social security legislation;

               (d) Liens (other than any Lien imposed by ERISA or by Environmental Laws) incurred on deposits to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, performance and return-of-money bonds and other obligations of alike nature incurred in the ordinary course of business;

               (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not in the aggregate materially detract from the value of the property subject thereto or interfere, in any material manner, with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

               (f) Liens affecting assets existing at the time such assets are acquired provided that such Liens are not created in contemplation of such acquisition.

               "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (including any division, agency or department thereof), and, as applicable, the successors, heirs and assigns of each.

               "Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA, maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries may incur liability.

               "Pledge Agreement" means the Stock Pledge Agreement executed by the Company and certain of its Subsidiaries in favor of the Collateral Agent for the benefit of the Holders, in the form attached to the Agreement as Exhibit F.

               "Premium Amount" has the meaning specified in Section 7.2.

               "Principal Amount" has the meaning specified in Section 2.1.

               "Proposed Repurchase Date" has the meaning specified in Section 7.3(c).

               "Proprietary Rights" has the meaning specified in Section
5.12(b).

               "QIB" has the meaning specified in Section 6.1.

               "Real Estate" means, collectively, the Owned Real Property and the Leased Real Property.

               "Release" means any release, pumping, pouring, emptying, injecting, escaping, leaching, migrating, dumping, seepage, spill, leak, flow, discharge, disposal or emission.

               "Remedial Work" shall have the meaning specified in Section 8.10(b).

               "Reportable Event" means any of the events described in Section 4043 of ERISA and the regulations thereunder.

               "Required Holders" means the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates other than GSC Partners CDO Fund, Limited or any of GSC Partners CDO Fund, Limited's Affiliates).

               "Retiree Health Plan" means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA that provides health care benefits to persons after termination of employment, other than as required by Section 601 of ERISA.

               "S&P" means Standard and Poor's Ratings Services, a division of McGraw-Hill, Inc.

               "Scheduled Closing Date" has the meaning specified in Section 15(f).

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security Agreement" means the Security Agreement between the Collateral Agent and the Company and certain of its Subsidiaries, in the form attached to the Agreement as Exhibit G.

               "Stock Equivalent" means all securities convertible into or exchangeable for Capital Stock and all warrants, options or other rights to purchase or subscribe for any Capital Stock, whether or not presently convertible, exchangeable or exercisable.

               "Structures" means all plants, offices, manufacturing facilities, warehouses, administration buildings and related facilities of the Company and each of its Subsidiaries located at the Real Property.

               "Subsidiary" means, with respect to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other persons performing similar functions are at the time, directly or indirectly through one or more intermediaries, or both, owned or controlled, by such Person. Unless otherwise expressly indicated to the contrary herein, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to any direct or indirect Subsidiary or Subsidiaries of the Company and each Subsidiary Guarantor and shall include the Foreign Subsidiaries.

               "Subsidiary Guaranty" means each of the Subsidiary Guaranties of the Subsidiary Guarantors in the form specified in Exhibit H.

               "Subsidiary Guarantor" means Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc. and any other Subsidiaries of the Company that executes a Subsidiary Guaranty guaranteeing the Notes.

               "Tax" or "Taxes" shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies and liabilities, including, without limitation, taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment, insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any Person with respect to the liability for, or sharing of, Taxes (including pursuant to Treas. Reg. Section 1.1502-6 or comparable provisions of state, local or foreign Tax law) and including any liability for Taxes as a transferee or successor, by contract or otherwise.

               "Tax Return" means any report, return, election, notice, estimate, declaration, information statement and other forms and documents (including, without limitation, all schedules, exhibits and other attachments thereto) related to and filed or required to be filed with a taxing authority in connection with any Taxes (including, without limitation, estimated Taxes)

               "Termination Event" means (i) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan which is likely to constitute grounds for termination of such Benefit Plan or Multiemployer Plan; (ii) the withdrawal (within the meaning of Section 4063 of ERISA) of the Company or any of its Subsidiaries or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (v) any event or condition (a) described in Section 4042(a) of ERISA and which could reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (b) described in Section 4041A(a) of ERISA and that could reasonably be expected to result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of the Company or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

               "Unused Capital Expenditures" shall have the meaning specified in
Section 9.6.

               "Weighted Average Life to Maturity" means, when applied to any Debt at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal including payment at final maturity in respect thereof, and (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding aggregate principal amount of such Debt.

               12.2 Terms Generally.

               The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein or in any other Operative Agreement to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement or such other Operative Agreement, as applicable, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights,
(f) any reference to time herein shall be to New York City time; and (g) any reference to a law includes any amendment, supplement, or modification thereto and any rules and regulations issued thereunder or any law enacted in substitution or replacement therefor.

SECTION 13.      REGISTRATION, TRANSFER AND SUBSTITUTION OF NOTES

               13.1 Note Register; Ownership of Notes.

               Any Notes issued in substantially the form of Exhibit A are in "registered form". The Company will keep at its principal office a register in which the Company will provide for the registration of Notes in registered form and the registration of transfers of Notes in registered form. The Company may treat the Person in whose name any Note is registered on such register as the owner thereof for the purpose of receiving payment of the principal of and the Premium Amount, if any, and interest on such Note and for all other purposes, whether or not such Note shall be overdue, and the Company shall not be affected by any notice to the contrary. All references in this Agreement or in a Note to a "Holder" of any Note shall mean the Person in whose name such Note is at the time registered on such register.

               13.2 Transfer and Exchange of Notes.

               Upon surrender of any Note for registration of transfer or for exchange to the Company at its principal office (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company at its expense will execute and deliver in exchange therefor a new Note or Notes in denominations of at least $1,000,000 (except one Note may be issued in a lesser principal amount if the unpaid principal amount of the surrendered Note is not evenly divisible by, or is less than, $1,000,000), as requested by the holder or transferee, which aggregate the unpaid principal amount of such surrendered Note. Each such new Note shall be in registered form. Each such Note shall be dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor, and shall be registered in the name or names of such Person as such Holder or transferee may request. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Any Note in lieu of which any such new Note has been executed and delivered shall not be deemed to be an outstanding Note for any purpose of this Agreement.

               13.3 Replacement of Notes.

               Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note held by a Holder or another Institutional Investor or such Holder's or Institutional Investor's nominee, of an unsecured indemnity agreement from such Holders or such Institutional Investor), or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Note in the unpaid principal amount of such lost, stolen, destroyed or mutilated Note, dated so that there will be no loss of interest on such Note and otherwise of like tenor. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of this Agreement.

               13.4 Notes Held by Company, Etc. Deemed Not Outstanding.

               For the purposes of determining whether the Holders of the Notes of the requisite principal amount at the time outstanding have taken any action authorized by this Agreement or any Operative Agreement with respect to the giving of consents or approvals or with respect to the acceleration upon an Event of Default, any Notes directly or indirectly owned by the Company or any of its Subsidiaries shall be disregarded and deemed not to be outstanding.

SECTION 14.      PAYMENTS ON NOTES


               14.1 Place of Payment.

               Payments of principal, Premium Amount or premium, if any, and interest becoming due and payable on the Notes shall be made to the Holders at their respective addresses referred to in Section 19 by 2:00 p.m. (New York City time) on the date when due, in Dollars, in immediately available funds without set-off or counterclaim, unless such Holder, by written notice to the Company, shall designate another address as such place of payment, in which case such address shall thereafter be such place of payment.

               14.2 Home Office Payment.

               So long as any Holder or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal and Premium Amount, if any, and interest no later than 2:00 p.m. (New York City time) and by the method and at the address specified in Section 19, or by such other reasonable method or at such other address as such Holder shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that any Note paid or prepaid in full shall, after such payment or prepayment in full, be surrendered to the Company at its principal office or at the place of payment maintained by the Company pursuant to Section 14.1 for cancellation. Prior to any sale or other disposition of any

Note held by a Holder or its nominee, such Holder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor which is the direct or indirect transferee of any Note purchased by a Holder under this Agreement and which has made the same agreement relating to such Note as such Holder has made in this Section 14.2.

SECTION 15.      EXPENSES, INDEMNIFICATION, ETC.

               (a) Whether or not the transactions contemplated hereby shall be consummated, the Company will pay all reasonable expenses in connection with such transactions and in connection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement or the other Operative Agreements, including, without limitation: (i) the cost and expenses of preparing and reproducing this Agreement and the other Operative Agreements, of furnishing all opinions by counsel for the Company or its Subsidiaries (including any opinions requested by the Holders' special counsel, Mayer, Brown, Rowe & Maw and Dewey Ballantine LLP, as to any legal matter arising hereunder) and all certificates on behalf of the Company or any of its Subsidiaries, and of the Company's or any of its Subsidiaries' performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (ii) the cost of delivering to each Holder's principal office, insured to such Holder's reasonable satisfaction, the Notes issued in exchange for the Notes sold to such Holder hereunder and any Notes delivered to such Holder upon any substitution thereof pursuant to this Agreement and of a Holder's delivery of any Notes, insured to such Holder's reasonable satisfaction, upon any such substitution; (iii) the reasonable fees, expenses and disbursements of the Holders' special counsel, Mayer, Brown, Rowe & Maw and Dewey Ballantine LLP (or such other counsel as may be selected by the Holders) and the Holders' local counsel in connection with such transactions and any such amendments or waivers; (iv) the costs and expenses, including reasonable attorneys' fees, incurred by the Collateral Agent and the Holders or any subsequent Holder of a Note in enforcing or defending any rights under this Agreement or any other Operative Agreement or in responding to any subpoena or other legal process in connection with (A) this Agreement, (B) any Operative Agreement, (C) the Notes, or (D) the transactions contemplated hereby; and (v) the reasonable out-of-pocket expenses incurred by the Collateral Agent and the Holders in connection with such transactions and any such amendments or waivers; provided that the Company shall be required to pay the cost and expenses of only one firm (and any local counsel) retained by the Holders in connection with any waivers or amendments. The Company also will pay, and will save each Holder harmless from, all claims in respect of the fees, if any, of brokers and finders (unless engaged by the Holders) and any and all liabilities with respect to any Taxes (including interest and penalties) (other than income taxes) which may be payable in respect of the execution and delivery hereof, the issuance of the Notes hereunder, any payment of principal, interest, Premium Amount, if any, arising under the Notes and any amendment or waiver under or in respect hereof or of the Notes.

               (b) The Company will protect, indemnify and save harmless the Collateral Agent, Initial Purchaser and each Person who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each present, future and former Holder of any Note and their respective officers, directors, trustees, employees, agents and representatives (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (i) any failure on the part of the Company or any of its Subsidiaries to perform or comply with any of the terms of this Agreement or any other Operative Agreement, (ii) any negligence or tortious act on the part of the Company or any of its Subsidiaries or any of their respective agents, contractors, sublessees, licensees or invitees, (iii) any untrue statement or alleged untrue statement of any material fact contained in the Offering Circular, (iv) the omission or alleged omission to state in the Offering Circular, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (v) any breach by the Company or any of its Subsidiaries of their respective representations, warranties and agreements set forth herein,
(vi) the execution or delivery of any of the Operative Agreements or any agreement or instrument contemplated thereby or any of the transactions contemplated thereby or (vii) any investigation, litigation or other proceeding (whether or not any Indemnified Party is a party thereto) related to the entering into and or performance of any Operative Agreement or the consummation of any transactions contemplated by any of the Operative Agreements, including the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or proceeding; provided that nothing contained herein shall be deemed to require the Company to indemnify the Indemnified Parties for their respective gross negligence, bad faith or willful misconduct, or for their breach of their respective obligations under this Agreement or the other Operative Agreements. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the Indemnified Parties. Notwithstanding, anything in this Section 15(b) to the contrary, the Company shall not be liable in any such case for any indemnification to the extent (but only to the extent) that any such loss, liability, obligation, claim, damage, penalty, cause of action, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser, about the Initial Purchaser, expressly for use therein.

               (c) The Initial Purchaser will indemnify and hold harmless the Company, its officers, directors, employees, agents, representatives, and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Company Indemnified Person") against any losses, liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses to which any Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser, about the Initial Purchaser, expressly for use therein; and will reimburse any Company Indemnified Party for any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

               (d) Promptly after receipt by an Indemnified Party of notice of the commencement of any action (including governmental action), such Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Section 15, deliver to the Company a written notice of the commencement thereof. The Company may, and upon the request of such Indemnified Party will, at the Company's expense resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel for the insurer of the liability or by counsel designated by the Company and reasonably satisfactory to the Indemnified Party, as the case may be; provided that any Indemnified Party shall be entitled to participate in any such action, suit or proceeding with counsel of its own choice but at its own expense; and provided, further, that if any Indemnified Party reasonably determines that a conflict of interest exists with respect to the representation by such counsel of such Indemnified Party, the Company shall pay the reasonable fees and expenses of counsel selected by such Indemnified Party. In any event, if the Company fails to assume the defense within a reasonable time after any such request, the Indemnified Party may assume such defense or other indemnification obligation and the reasonable fees and expenses of its attorney will be paid by the Company. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve the Company of any liability to the Indemnified Party under this Section 15(b), but the omission to so deliver written notice to the Company will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this
Section 15. The obligations of the Company under this Section 15 shall survive any termination or satisfaction of this Agreement. Any amounts payable to any Indemnified Party under this Section 15 which are not paid within fifteen (15) days after written demand therefor by any Indemnified Party shall bear interest at a rate per annum equal to the rate of interest stated on the face of the Notes plus 3.0% from the date of such demand. In the event that the Company shall be required to pay any indemnity under this Section 15, the Company shall pay the Indemnified Party an amount which, after deduction of all Taxes required to be paid by such Indemnified Party in respect of the receipt or accrual thereof (but not for any taxes payable with respect to amounts received for the payment of income taxes), shall be equal to the amount of such indemnity.

               (e) The Company shall not, without the prior written consent of an Indemnified Party (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which an Indemnified Party is a party, or indemnity is sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional written release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Indemnified Party.

               (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 15 is unavailable to, or insufficient to hold harmless, an Indemnified Party in respect of any loss, liability, obligation, claim, damage, penalty, cause of action, cost or expense (or actions in respect thereof), the Company, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, obligation, claim, damage, penalty, cause of action, cost or expense (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Indemnified Party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company on the one hand and the Indemnified Party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, obligation, claim, damage, penalty, cause of action, cost or expense (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

               (g) The Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (f) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (f). Notwithstanding any other provision of this
Section 15, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (f), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

               (h) In connection with the Closing, the Company is requesting that the Initial Purchaser make available for funding an amount equal to the Original Issue Price less the Initial Discount. If, for any reason, on the date scheduled by the Company as the date for the Closing (such date, the "Scheduled Closing Date"), the Initial Purchaser shall at the Company's request have made such amount available, and (i) the closing conditions are not satisfied by 11:00 a.m. on such scheduled date, (ii) the Company did not, by 11:00 a.m. on such scheduled date reschedule such Closing for a subsequent date, and (iii) the Closing in fact does not occur on such scheduled date, the Company shall return to the Initial Purchaser, promptly but in any event no later than the Business Day following the Scheduled Closing Date, the amount so funded by the Initial Purchaser, unless otherwise directed by the Initial Purchaser. The Company will protect, indemnify and hold the Initial Purchaser harmless from and against any and all losses resulting from its failure or inability to invest on the Scheduled Closing Date, and if directed by the Initial Purchaser to hold such funds, for each subsequent day that the Closing does not occur, the purchase price of the Notes to be purchased by it, for the period commencing on the

Scheduled Closing Date and ending on the date the purchase price is returned to the Initial Purchaser, at a rate of interest equal to the rate of interest on the Notes.

SECTION 16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES


               All representations and warranties, covenants, indemnities and expense reimbursement provisions contained in this Agreement and each of the other Operative Agreements, or made in writing by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement or the other Operative Agreements, shall survive the execution and delivery of this Agreement and the other Operative Agreements, any investigation, or statement as to the results thereof, at any time made by the Holders or on the Holders' behalf, the purchase of the Notes by the Holders under this Agreement and any disposition or payment of the Notes and any termination of this Agreement.

SECTION 17.      AMENDMENTS AND WAIVERS

               Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Required Holders; provided that, without the prior written consent of the holders of all the Notes at the time outstanding, no such amendment or waiver shall (a) change the maturity or the principal amount of, or change the rate of interest or the time of payment of interest on, or change the amount or the time of payment of any principal or Premium Amount on any prepayment of, any Note, (b) reduce the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver or change the rights of the Holders of a Note with respect thereto, (c) change the percentage of the principal amount of the Notes the Holders of which may declare the Notes to be due and payable as provided in
Section 10.2 or change the rights of the Holders of a Note with respect thereto,
(d) change the percentage of the principal amount of the Notes the Holders of which may rescind and annul any such declaration as provided in Section 10.2,
(e) release any of the Collateral except as shall otherwise be provided herein,
(f) change any of the terms or provisions of the Subsidiary Guaranties or (g) modify the provisions of this Section 17. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon each Holder of any Note at the time outstanding, each future Holder of any Note and the Company. No amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Holders required above to take such action, affect the rights or duties of the Collateral Agent under this Agreement or the other Operative Agreements.

SECTION 18.      TERMINATION

               The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

               (a) since the date of the Offering Circular, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Initial Purchaser's judgment, be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated hereby, or (ii) materially impair the investment quality of any of the Notes;

               (b) the failure of the Company to satisfy the conditions contained in Section 4 hereof on or prior to the Closing Date;

               (c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States or elsewhere (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis or material adverse change in the economic conditions in, or in the financial markets of, the United States or elsewhere could be reasonably expected to make it, in the Initial Purchaser's judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes on the terms and in the manner contemplated hereby or to enforce contracts for the sale of any of the Notes; or

               (d) the enactment, publication, decree or other promulgation after the date hereof of any law that in the Initial Purchaser's counsel's opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

SECTION 19.      NOTICES, ETC.

               Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered by hand, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed,

               (a) if to the Initial Purchaser, at 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, California 90025, Attention: Jerry M. Gluck, Esq., Telephone No.: (310) 575-5200, Facsimile No.: (301) 575-5299, or at such other address as the Initial Purchaser shall have specified to the Company and the Collateral Agent in writing, with a copy to Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019-5820, Attention: Ronald S. Brody, Esq., Telephone No.: (212) 506-2500, Facsimile No.: (212) 262-1910,


               (b) if to any other Holder of any Note, to such Holder at such address as such other Holder shall have specified to the Company and the Collateral Agent in writing,

if to the Collateral Agent, at, 401 South Tryon Street - Suite 1200, Mail Code NC-1179, Charlotte, North Carolina 28202, Attention: Greta Barthell, Trust Administration, Telephone No.: (704) 374-6995, Facsimile No.: (704) 715-6995, or at such other address as the Collateral Agent shall have specified to the Company in writing, or

               (c) if to the Company, at the address specified at the beginning of this Agreement to the attention of the President or the Chief Financial Officer, Telephone No.: (509) 667-9600, Facsimile No.: (509) 667-9696, or at such other address as the Company shall have specified to the Collateral Agent in writing or at such other address, or to the attention of such other officer, as the Company shall have furnished to the Holders in writing. All notices and other communications provided for under this Section 19 will be deemed given and effective only when actually received.

SECTION 20.      REPRODUCTION OF DOCUMENTS

               This Agreement, each other Operative Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and notifications which may hereafter be executed, (b) documents received by the Holders at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Holders, may be reproduced by the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Holders in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 20 shall not prohibit the Company, the Collateral Agent or any Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21.      MISCELLANEOUS

               This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders at the time of the Notes or any part thereof. This Agreement embodies the entire agreement and understanding among the Holders, the Collateral Agent and the Company and supersedes all prior agreements and understandings, either oral or written, relating to the subject matter hereof. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SECTION 22.     SUBMISSION TO JURISDICTION

               For the purpose of assuring that any Holder of Notes may enforce its rights under this Agreement, the Notes and the other Operative Agreements, the Company for itself and its successors and assigns, hereby, to the fullest extent permitted by applicable law, irrevocably (a) agrees that any legal or equitable action, suit or proceeding brought against it arising out of or relating to this Agreement or any other Operative Agreement, or any transaction contemplated hereby or the subject matter of any of the foregoing or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be instituted in any state or federal court sitting in the Borough of Manhattan in the State of New York, (b) waives any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in any such court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum, or any right to require the proceeding to be conducted in any other jurisdiction by reason of its present or future domicile, (c) irrevocably submits itself to the non-exclusive jurisdiction of any state or federal court of competent jurisdiction sitting in the Borough of Manhattan in the State of New York for purposes of any such action, suit or proceeding, and (d) irrevocably waives any immunity from jurisdiction to which it might otherwise be entitled in any such action, suit or proceeding which may be instituted in any state or federal court sitting in the Borough of Manhattan in the State of New York, and irrevocably waives any immunity from, or objection to, the maintaining of an action against it to enforce any judgment for money obtained in any such action, suit or proceeding and any immunity from execution.

SECTION 23.      WAIVER OF JURY TRIAL

               EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER OPERATIVE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

SECTION 24.      GOVERNING LAW

               THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE CITY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA. THIS AGREEMENT AND (UNLESS OTHERWISE EXPRESSLY PROVIDED) ALL AMENDMENTS AND SUPPLEMENTS TO, AND ALL CONSENTS AND WAIVERS PURSUANT TO, THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 25.      CONFIDENTIAL INFORMATION

               For the purposes of this Section 25, "Confidential Information" means materials, documents and other information delivered to the Holders by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, whether before or after the Closing, that is proprietary in nature and that was, prior to the Closing, clearly marked or orally represented, and after the Closing, is clearly marked or labeled or otherwise adequately identified when received by the Holders as being confidential information of the Company or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to the Holders prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by the Holders or any person acting on the Holders' behalf or any other Person breaching any obligation of confidentiality or fiduciary duty to the Company, (c) otherwise becomes known to the Holders other than through disclosure by the Company or any of its Subsidiaries or any other Person breaching any obligation of confidentiality or fiduciary duty to the Company or (d) constitutes financial statements delivered to the Holders hereunder that are otherwise publicly available. The Holders will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by the Holders in good faith to protect confidential information of third parties delivered to the Holders; provided that the Holders may deliver or disclose Confidential Information to
(i) the Holders' directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by the Holders' Notes), (ii) the Holders' financial advisors and other professional advisors who agree in writing prior to its receipt of the Confidential Information to be bound by the provisions of this Section 25, (iii) any other Holder of any Note, (iv) any Institutional Investor to which the Holders sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 25), (v) any Person from which the Holders offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 25), (vi) any federal or state regulatory authority having jurisdiction over the Holders, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the Holders' investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate and who agrees in writing to be bound by the provisions of this Section 25 (w) to effect compliance with any law, rule, regulation or order applicable to the Holders, (x) in response to any subpoena or other legal process; provided, however, that the Holders shall cooperate with the Company or any of its Subsidiaries if the Company or any such Subsidiary seeks to have such information requested pursuant to such subpoena or other legal process subject to a protective order, (y) in connection with any litigation to which the Holders are a party or (z) if an Event of Default has occurred and is continuing, to the extent the Holders may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Holders' Notes and this Agreement. Each Holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 25 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any Holder of a Note of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Company embodying the provisions of this Section 25.



                            [SIGNATURE PAGE FOLLOWS]

               If you are in agreement with the foregoing, please sign the accompanying counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a binding agreement among the Holders, the Collateral Agent and the undersigned.



                                    Very truly yours,

                                    THE COMPANY:

                                    PACIFIC AEROSPACE & ELECTRONICS, INC.


                                    By: /s/ Donald A. Wright
                                        -------------------------------------
                                    Name: Donald A. Wright
                                    Title: Chief Executive Officer and President

The foregoing Agreement is hereby accepted and agreed to as of he date first above written.

THE INITIAL PURCHASER:

JEFFERIES & COMPANY, INC.


By: /s/ Thane W. Carlston
    -------------------------------------
Name:   Thane W. Carlston
Title:  Managing Director


THE COLLATERAL AGENT:

FIRST UNION NATIONAL BANK, as Collateral Agent


By: /s/ Paul Thompson
    -------------------------------------
Name:   Paul Thompson
Title:  Vice President

                               TABLE OF CONTENTS



                                                                                          PAGE
                                                                                          ----
SECTION 1.      AUTHORIZATION OF NOTES.......................................................1

SECTION 2.      SALE AND PURCHASE OF NOTES; PAYMENTS ON THE NOTES............................1

    2.1    Sale and Purchase of the Notes....................................................1
    2.2    Payments of Principal.............................................................1
    2.3    Interest on the Notes.............................................................1
    2.4    Payments Free of Taxes............................................................2

SECTION 3.      CLOSING......................................................................2

SECTION 4.      CONDITIONS TO CLOSING........................................................3

    4.1    Representations and Warranties....................................................3
    4.2    Performance; No Default...........................................................3
    4.3    Compliance Certificates...........................................................3
    4.4    Opinions of Counsel...............................................................3
    4.5    Legal Investment..................................................................4
    4.6    Operative Agreements..............................................................4
    4.7    Use of Proceeds...................................................................4
    4.8    Proceedings and Documents.........................................................4
    4.9    Rating............................................................................4
    4.10   Insurance.........................................................................4
    4.11   CUSIP Number......................................................................5
    4.12   Exchange..........................................................................5
    4.13   Release of Liens; Financing Statements............................................5
    4.14   Corporate Documents...............................................................5
    4.15   Secretary's Certificates..........................................................5
    4.16   Offering Circular.................................................................6

SECTION 5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................6

    5.1    Corporate Existence; Qualification; Power; Licenses and Permits...................6
    5.2    Corporate and Governmental Authorization; Contravention...........................6
    5.3    Binding Effect....................................................................7

                               TABLE OF CONTENTS
                                  (Continued)



                                                                                          PAGE
                                                                                          ----
    5.4    Information.......................................................................7
    5.5    Litigation and Judgments..........................................................7
    5.6    Compliance with ERISA.............................................................7
    5.7    Taxes.............................................................................8
    5.8    Subsidiaries......................................................................9
    5.9    Not Investment Companies..........................................................9
    5.10   No Conflicting Requirements......................................................10
    5.11   Debt.............................................................................10
    5.12   Title to Properties and Assets...................................................10
    5.13   Compliance with Law..............................................................12
    5.14   Compliance with Environmental Laws...............................................12
    5.15   Security Interests and Liens; Inventory and Equipment............................13
    5.16   Labor Relations..................................................................13
    5.17   UCC Filing Information...........................................................14
    5.18   Solvency.........................................................................14
    5.19   Fictitious Business Names........................................................14
    5.20   Use of Proceeds..................................................................14
    5.21   Margin Stock.....................................................................15
    5.22   Affiliate Transactions...........................................................15
    5.23   Accuracy and Completeness of Information.........................................15
    5.24   Capital Stock....................................................................15
    5.25   Private Offering by the Company..................................................16

SECTION 6.      INITIAL PURCHASER'S REPRESENTATIONS.........................................16

    6.1    Initial Purchaser's Representations..............................................16

SECTION 7.      PREPAYMENT OF NOTES.........................................................16

    7.1    Required Prepayments of the Notes................................................16
    7.2    Optional Prepayments of the Notes................................................17
    7.3    Offers to Purchase Notes upon Certain Events.....................................17

                               TABLE OF CONTENTS
                                  (Continued)



                                                                                          PAGE
                                                                                          ----
    7.4    Notice of Prepayments; Officers' Certificate.....................................19
    7.5    Allocation of Partial Prepayments................................................19
    7.6    Maturity; Surrender, etc.........................................................19
    7.7    Acquisition of Notes.............................................................19

SECTION 8.      AFFIRMATIVE COVENANTS OF THE COMPANY........................................20

    8.1    Financial Statements.............................................................20
    8.2    Reporting Requirements...........................................................21
    8.3    Payment of Obligations...........................................................22
    8.4    Maintenance of Property; Insurance...............................................22
    8.5    Compliance with Laws.............................................................24
    8.6    Inspection of Property, Books and Records; Change of Name, Principal Place
           of Business, Location of Collateral, Etc.........................................24
    8.7    Compliance with Operative Agreements.............................................24
    8.8    Corporate Existence..............................................................25
    8.9    ERISA............................................................................25
    8.10   Environmental Matters............................................................27
    8.11   Collateral Records...............................................................28
    8.12   Security Interests...............................................................28
    8.13   Taxes............................................................................29
    8.14   Accounts.........................................................................29
    8.15   Proprietary Rights...............................................................30
    8.16   Minimum EBITDA...................................................................30
    8.17   Repayment of Certain Debt........................................................31
    8.18   Collateral Agent Fees............................................................31

SECTION 9.      NEGATIVE COVENANTS OF THE COMPANY...........................................31

    9.1    Debt and Guarantees..............................................................31
    9.2    Restricted Payments..............................................................32
    9.3    Investments......................................................................32

                               TABLE OF CONTENTS
                                  (Continued)



                                                                                          PAGE
                                                                                          ----
    9.4    Negative Pledge..................................................................33
    9.5    Consolidations, Mergers and Sales of Assets......................................34
    9.6    Capital Expenditures.............................................................34
    9.7    Transactions with Affiliates.....................................................35
    9.8    Restrictions on Foreign Subsidiary Support.......................................35
    9.9    Environmental Matters............................................................35
    9.10   Amendments to Certificates of Incorporation and By-Laws..........................35
    9.11   ERISA............................................................................36
    9.12   No Additional Bank Accounts......................................................36
    9.13   No Additional Subsidiaries.......................................................37

SECTION 10.     EVENTS OF DEFAULT; ACCELERATION.............................................37

    10.1   Events of Default................................................................37
    10.2   Acceleration.....................................................................39

SECTION 11.     COLLATERAL AGENT............................................................39

    11.1   Appointment of Collateral Agent; Powers and Immunities...........................39
    11.2   Reliance by Collateral Agent.....................................................40
    11.3   Default Events...................................................................40
    11.4   Rights as a Secured Party........................................................41
    11.5   Indemnification..................................................................41
    11.6   Documents........................................................................41
    11.7   Non-Reliance on Collateral Agent and Other Secured Parties.......................42
    11.8   Resignation or Removal of Collateral Agent.......................................42
    11.9   Authorization....................................................................43

SECTION 12.     DEFINITIONS.................................................................44

    12.1   Defined Terms....................................................................44
    12.2   Terms Generally..................................................................56

SECTION 13.     REGISTRATION, TRANSFER AND SUBSTITUTION OF NOTES............................57

                               TABLE OF CONTENTS
                                  (Continued)



                                                                                          PAGE
                                                                                          ----
    13.1   Note Register; Ownership of Notes................................................57
    13.2   Transfer and Exchange of Notes...................................................57
    13.3   Replacement of Notes.............................................................58
    13.4   Notes Held by Company, Etc. Deemed Not Outstanding...............................58

SECTION 14.     PAYMENTS ON NOTES...........................................................58

    14.1   Place of Payment.................................................................58
    14.2   Home Office Payment..............................................................58

SECTION 15.     EXPENSES, INDEMNIFICATION, ETC..............................................59

SECTION 16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES..................................63

SECTION 17.     AMENDMENTS AND WAIVERS......................................................63

SECTION 18.     TERMINATION.................................................................63

SECTION 19.     NOTICES, ETC................................................................64

SECTION 20.     REPRODUCTION OF DOCUMENTS...................................................65

SECTION 21.     MISCELLANEOUS...............................................................65

SECTION 22.     SUBMISSION TO JURISDICTION..................................................65

SECTION 23.     WAIVER OF JURY TRIAL........................................................66

SECTION 24.     GOVERNING LAW...............................................................66

SECTION 25.     CONFIDENTIAL INFORMATION....................................................66

Schedule 5.4      --    Information
Schedule 5.5      --    Litigation and Judgments
Schedule 5.6      --    ERISA
Schedule 5.7(a)   --    Tax Returns
Schedule 5.8      --    Subsidiaries
Schedule 5.10     --    Defaults
Schedule 5.11     --    Debt
Schedule 5.12(a)  --    Real Estate
Schedule 5.12(b)  --    Proprietary Rights
Schedule 5.15     --    Consents
Schedule 5.17     --    UCC Filing Information
Schedule 5.19     --    Fictitious Business Names
Schedule 5.22     --    Affiliate Transactions
Schedule 5.24     --    Capital Stock
Schedule 8.15     --    Excluded Proprietary Rights
Schedule 9.3      --    Investments in Foreign Subsidiaries
Schedule 9.4      --    Liens
Schedule 9.5      --    Inactive Subsidiaries
Schedule 9.12     --    Bank Accounts


Exhibit A         --    Form of Note
Exhibit B-1       --    Form of Opinion of New York Counsel
Exhibit B-2       --    Form of Opinion of Washington Counsel
Exhibit C         --    Form of Compliance Certificate
Exhibit D         --    Form of Lockbox Agreement
Exhibit E         --    Form of Deed of Trust, Security Agreement and Fixture Filing
Exhibit F         --    Form of Pledge Agreement
Exhibit G         --    Form of Security Agreement
Exhibit H         --    Form of Subsidiary Guaranty
Exhibit I         --    List of Excluded Persons

                      PACIFIC AEROSPACE & ELECTRONICS, INC.



                               DISCLOSURE SCHEDULE

                                       TO

                             NOTE PURCHASE AGREEMENT

                           DATED AS OF MARCH 19, 2002


        This Disclosure Schedule is furnished by Pacific Aerospace & Electronics, Inc., a Washington corporation ("PA&E," "PACIFIC AEROSPACE" or the "COMPANY") on behalf of itself and each of its Subsidiaries, as of the date hereof pursuant to and as part of the Note Purchase Agreement dated as of March 19, 2002 (the "AGREEMENT"), by and between the Company, the initial purchaser identified therein (the "Initial Purchaser") and First Union National Bank, a national banking association, as Collateral Agent for the Holders (as defined therein). Unless otherwise provided herein, the defined terms in this Disclosure Schedule have the same meaning as under the Agreement. All attachments hereto are incorporated into this Disclosure Schedule.

        Headings have been provided for the sections of this Disclosure Schedule for convenience of reference only and shall to no extent have the effect of amending or changing any express description of the sections set forth in the Agreement.

        This Disclosure Schedule relates to certain matters concerning the disclosures required and transactions contemplated by the Agreement. This Disclosure Schedule is qualified in its entirety by reference to specific provisions of the Agreement, and is not intended to constitute, and shall not be construed as an admission that such information is material except to the extent required by the Agreement.

        Copies of all agreements, contracts and documents referenced in this Disclosure Schedule have been made available for inspection by the Holders.

                                  SCHEDULE 5.4

                                   INFORMATION


In KPMG's report on the Company's consolidated financial statements for the fiscal year ended May 31, 2001, KPMG's opinion was a disclaimer of opinion.

                                  SCHEDULE 5.5

                            LITIGATION AND JUDGMENTS

LITIGATION

        The Company has the three following litigation matters outstanding:

               1. BONKOWSKI V. PACIFIC AEROSPACE & ELECTRONICS, INC., CHELAN COUNTY (WA) SUPERIOR COURT CAUSE NO. 00-2-00523-1

               Date filed: June 2000

               Location: Wenatchee, WA

               Nature of dispute: A former employee whose position was eliminated in 1999 has asserted claims for, among other things, unlawful termination and age discrimination. This matter is in the discovery stage, and trial is currently scheduled on June 17, 2002. The Company took Bonkowski's deposition on January 15 and 16, 2002, and is in the process of preparing a summary judgment motion.

               Amount at issue: Unknown

               Settlement: The Company has made a settlement offer of $10,000, which was rejected. The plaintiff also agreed to mediate and then changed his mind.

               2. BOTHELL, D/B/A ATLAS TECHNOLOGIES V. HITACHI ZOSEN CORP., NORTHWEST TECHNICAL INDUSTRIES, INC., AND K. SHIMOTSUMA ASSOCIATES, INC., JEFFERSON COUNTY (WA) SUPERIOR COURT CAUSE NO. 99-2-00230-9

               Date filed: August 1999

               Location: Port Angeles, WA

               Nature of dispute: Northwest Technical Industries, Inc. ("NTI"), a wholly owned subsidiary of the Company, was sued on a 1994/1995 contract under which NTI bonded metals for vacuum flanges produced by Atlas for Hitachi prior to the Company's acquisition of NTI. Hitachi did not accept or pay for all of the flanges. Atlas claims that, if it is proved that the flanges were defective, NTI must have provided Atlas with defective materials and that NTI violated provisions of a confidentiality agreement. NTI produced discovery materials for plaintiff's counsel in approximately November 1999, which plaintiff's counsel has yet to pick up. A trial date was set recently for Fall 2002 after the Court threatened to dismiss the case for lack of activity, but the plaintiff's counsel has not yet followed up regarding discovery.

               Amount at issue: Unknown

               Settlement: N/A

        3. SUPERIOR FORGE, INC. V. PACIFIC AEROSPACE & ELECTRONICS, INC., SUPERIOR COURT OF THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CENTRAL JUSTICE CENTER, CASE NO. 02CC02864

               Served on PA&E February 19, 2002

               Collection claim for $51,631.04

                                  SCHEDULE 5.6

                              COMPLIANCE WITH ERISA

The Company maintains the following Plans:

Mutual of Omaha Medical, Dental & Vision Insurance

ADP 401(k) Retirement Plan

Conover Flexible Benefits Plan

                                 SCHEDULE 5.7(a)

                                   TAX RETURNS


        The Company is in the process of discussions with the Inland Revenue service in the United Kingdom regarding the amount of taxes owing in the United Kingdom. The main issue concerns the interest on the loan of Sterling Pounds 23,700,000 from the Company to Pacific A&E (UK) Limited.

        The Company has not filed U.S. federal income tax returns for the years ending May 31, 2000 and May 31, 2001. Both returns are currently being completed by KPMG; and it is anticipated that no tax or penalties will be due with respect to either of these returns.

                                  SCHEDULE 5.8

                                  SUBSIDIARIES


Subsidiary                                       100% Parent                    Shares Outstanding
----------                                       -----------                    ------------------
Aeromet America, Inc.                               PA&E                               100,000
Balo Precision Parts, Inc.                          PA&E                               100,000
Cashmere Manufacturing Co., Inc.                    PA&E                                 1,000
Ceramic Devices, Inc.                               PA&E                                 1,000
Electronic Specialty Corporation                    PA&E                               100,000
Northwest Technical Industries, Inc.                PA&E                               100,000
Pacific Coast Technologies, Inc.                    PA&E                            10,714,726
Seismic Safety Products, Inc.                       PA&E                               100,000
Skagit Engineering & Manufacturing, Inc.            PA&E                                   100
PA&E International, Inc.                            PA&E                               100,000
Pacific A & E Limited                               PA&E International, Inc.                 1
Pacific Aerospace & Electronics (UK)
Limited                                             Pacific A&E Ltd.                         1
Aeromet International PLC                           Pacific Aerospace &
                                                    Electronics (UK) Limited         1,000,000
PA&E Engineering, Inc.                              PA&E                               100,000

Aeromet International PLC also has several wholly-owned dormant U.K. subsidiaries. They are:

Subsidiary                                          100% Parent                     Shares O/S
----------                                          -----------                     ----------
Frank Ford (Aircraft Components)
Limited                                             Aeromet International PLC            1,000
Kent Aerospace Limited                              Aeromet International PLC              100
TKR Aerospace Limited                               Aeromet International PLC           13,520
TKR Group Limited                                   Aeromet International PLC           30,000
TKR International Limited                           Aeromet International PLC        9,272,000
  (two classes of stock)                                                             6,600,000
Truflo Gas Turbines Limited                         Aeromet International PLC          250,000

                                  SCHEDULE 5.10

                                    DEFAULTS

The Company failed to make a semi-annual interest payment of approximately $3.6 million as required under the terms of its 11 1/4% Senior Subordinated Notes (the "Subordinated Notes") that was due on August 1, 2001, and the Company also failed to make that payment within the 30-day grace period that expired on August 31, 2001. The Company also failed to make a payment of interest that was due on the Subordinated Notes on February 1, 2002 and did not make such payment during the 30-day grace period provided therein. The Subordinated Notes will be exchanged for the New Notes on the Closing Date.

In addition, the Company did not make a quarterly interest payment of approximately $618,000 that was due on its existing senior secured loan (the "Senior Debt") on September 30, 2001, or before the expiration of the 5-day grace period. The Company has entered into a forbearance agreement with the holders of the Senior Debt to waive payment defaults and certain other defaults on the Senior Debt. This agreement expired on December 31, 2001. Additionally, the Company failed to repay the Senior Debt on December 31, 2001, its maturity date. The Senior Debt will be repaid in full on the Closing Date with a portion of the proceeds of the Notes issued and sold under this Agreement.

The Company has been notified by KeyBank National Association ("KeyBank") that it is not in compliance with certain covenants of loans that are secured by the Company's headquarters building and certain fixtures and improvements on what is known as "Building #7". KeyBank has agreed pursuant to a forbearance letter dated March 15, 2002, to forbear from exercising its remedies under the KeyBank Promissory Notes until May 31, 2003. Such forbearance is conditioned upon there being no loan or lease payment delinquency or defaults after April 1, 2002.

                                  SCHEDULE 5.11

                                      DEBT

             PACIFIC AEROSPACE & ELECTRONICS, INC. AND SUBSIDIARIES
                           ACTUAL DETAIL DEBT LISTING
                             AS OF JANUARY 31, 2002


        Creditor                                                      Balance
        --------                                                    ------------
PACIFIC AEROSPACE:
  Term Debt:
   KeyBank                                                          $  1,111,090
   Ford Credit                                                            19,707
   Ford Credit                                                            29,078
   Ford Credit                                                            15,634
   Ford Credit                                                            24,878
   Ford Credit                                                            12,411
   Ford Credit                                                            18,731
   DDJ                                                                13,731,446
   Senior Subordinated Notes                                          63,700,000

CASHMERE MANUFACTURING:
  Term Debt:
   KeyBank                                                               121,959
   Ford Credit                                                            25,447
   Ellison Machinery Company                                              54,197
   Ellison Machinery Company                                              43,549
   Ellison Machinery Company                                              42,112
   Ellison Machinery Company                                              42,112
   Ellison Machinery Company                                              47,327
   Ellison Machinery Company                                              47,327
   Ellison Machinery Company                                              11,189
   Ellison Machinery Company                                             337,525
   Ellison Machinery Company                                             198,995

  Capital Leases:
   GE Capital                                                             41,980
   GE Capital                                                             41,980

   NEC                                                                    83,999
   Amada Leasing Corp.                                                    34,078

PACIFIC COAST TECHNOLOGIES:
  Term Debt:
   KeyBank                                                          $    487,839
  Capital Leases:
   GE Capital                                                             35,256
   GE Capital                                                             35,744
   GE Capital                                                             41,196
                                                                    ============

        Creditor                                                      Balance
        --------                                                    ------------
   GE Capital                                                             98,759
   CIT Group                                                              70,397
   CIT Group                                                              98,444

PACIFIC A&E LIMITED:
  Term Debt:
   PA&E International, Inc.                                           38,908,000

PACIFIC AEROSPACE & ELECTRONICS (UK) LIMITED:
  Term Debt:
   Pacific A&E Limited                                                29,481,000

AEROMET INTERNATIONAL:
  Capital Lease:
   Lloyds Bowmaker                                                       476,000
                                                                    ------------

   Total term debt and capital leases                               $149,569,386
                                                                    ============

                                 PRO FORMA DEBT*

                      Pacific Aerospace & Electronics, Inc.
                              ProForma Debt Listing
                            (AS OF JANUARY 31, 2002)


          Creditor                                                    Balance
          -------                                                   ------------
PACIFIC AEROSPACE:
 Term Debt:
  KeyBank                                                           $  1,111,090
  Ford Credit                                                             19,707
  Ford Credit                                                             29,078
  Ford Credit                                                             15,634
  Ford Credit                                                             24,878
  Ford Credit                                                             12,411
  Ford Credit                                                             18,731
  Herman Jones Note**                                                    750,000
  DDJ                                                                         --
  Old Notes                                                            1,000,000
  New Notes                                                           15,000,000
  Notes                                                               22,000,000

CASHMERE MANUFACTURING:
 Term Debt:
  KeyBank                                                                121,959
  Ford Credit                                                             25,447
  Ellison Machinery Company                                               54,197
  Ellison Machinery Company                                               43,549
  Ellison Machinery Company                                               42,112
  Ellison Machinery Company                                               42,112
  Ellison Machinery Company                                               47,327
  Ellison Machinery Company                                               47,327
  Ellison Machinery Company                                               11,189
  Ellison Machinery Company                                              337,525
  Ellison Machinery Company                                              198,995
 Capital Leases:
  GE Capital                                                              41,980
  GE Capital                                                              41,980
  NEC                                                                     83,999
  Amada Leasing Corp.                                                     34,078


--------

* This pro forma Schedule has been prepared as if the Debt incurred by the issuance of the Notes had been incurred as of the date hereof and the existing Debt under the DDJ Loan Agreement has been repaid in full.

** This promissory note will be issued pursuant to a Settlement Agreement between the Company and Herman L. Jones dated February 28, 2002 (the Settlement Agreement"). Although this obligation was not outstanding as of January 31, 2002, we have included it in this table. The amount of this promissory note could increase by $200,000 if the Company fails to transfer its Cashmere, WA warehouse to Mr. Jones pursuant to the Settlement Agreement by June 1, 2002.

          Creditor                                                    Balance
          -------                                                   ------------
PACIFIC COAST TECHNOLOGIES:
 Term Debt:
  KeyBank                                                           $    487,839
 Capital Leases:
  GE Capital                                                              35,256
  GE Capital                                                              35,744
  GE Capital                                                              41,196
  GE Capital                                                              98,759
  Jules and Associates                                                    70,397
  CIT Group                                                               98,444

PACIFIC A & E LIMITED:
 Term Debt:
  PA&E International, Inc.                                            38,908,000

PACIFIC AEROSPACE & ELECTRONICS (UK) LIMITED:
 Term Debt:
  Pacific A & E Limited                                               29,481,000

AEROMET INTERNATIONAL:
 Capital Lease:
                                                                    ------------
 Lloyds Bowmaker                                                         476,000
                                                                    ------------
 Total term debt and capital leases                                 $110,887,940
                                                                    ============

                                SCHEDULE 5.12(a)

                         REAL PROPERTY OWNED AND LEASED

OWNED REAL PROPERTY (U.S.):

    Owner                               Location                              Use
    -----                               --------                              ---
1.  PA&E                                430 Olds Station Road                 PA&E headquarters
                                        Wenatchee, WA 98801

2.  Cashmere                            209 Mission Street                    Warehouse
    Manufacturing Co., Inc.             Cashmere, WA 98815

3.  Northwest Technical                 2249 Diamond Point Road               Bonded Metals Div.
    Industries, Inc.                    Sequim, WA 98382                      operations

LEASED REAL PROPERTY (U.S.):

                                                                            Date
           Lessee and Address                       Lessor                 Leased                Use
           ------------------                       ------                 ------                ---
1.  Cashmere Manufacturing Co., Inc.            Port of Chelan             9/1/95         Mach. Div. Operations
    432 Olds Station Rd.
    Wenatchee, WA 98801

2.  Pacific Coast Technologies, Inc.            Port of Chelan             8/1/93         Electr. Group Operations
    434 Olds Station Rd.
    Wenatchee, WA 98801

3.  PA&E                                        Port of Chelan             1/1/99         Mach. Div. Operations
    200 Olds Station Rd.
    Wenatchee, WA 98801

4.  PA&E                                        Port of Chelan             6/13/00        Mach. Div. Operations
    2605 Chester Kimm Road
    Wenatchee, WA 98801

5.  Electronic Specialty Corporation            Erickson Realty, Ltd.      3/31/94        Display Div.
    14511 NE 13th Ave.                                                                    Operations (not in
    Vancouver, WA 98685                                                                   use)

6.  Skagit Engineering & Manufacturing, Inc.    Sea-Land Development       7/1/98         Eng. & Fab. Div.
    500 Metcalf Street                                                                    Operations (not in
    Sedro-Woolley, WA 98284                                                               use. Partially terminated)

                                                                            Date
           Lessee and Address                       Lessor                 Leased                Use
           ------------------                       ------                 ------                ---
7.  Skagit Engineering & Manufacturing, Inc.    220th Street LLC           11/1/00        Eng. & Fab. Office
    6808 220th St. SW                                                                     (subleased to Nova-Tech,
    Suite 200                                                                             Inc. pursuant to a sublease
    Mountlake Terrace, WA 98043                                                           agreement dated as of
                                                                                          12/21/01)

RIGHTS OF OTHERS WITH RESPECT TO REAL PROPERTY (EXCLUDING LIENS):


                                                                                          Agreement
           Description                       Lessee                   Lessor                Date
           -----------                       ------                   ------                ----
1.  Option to Purchase condo             Donald A. Wright        PA&E                      1/29/99
    Unit 4
    430 Olds Station Road
    Wenatchee, WA  98801

2.  Co-Location Agreement                Northwest               PA&E                      8/1/00
    (use of roof space)                  Telephone, Inc.
    430 Olds Station Road
    Wenatchee, WA  98801

3.  Right of First Refusal               Northwest Explosive     Northwest Technical       4/30/97
    2249 Diamond Point Road              Bonding, Inc.           Industries, Inc.
    Sequim, WA  98382

4.  Sublease of #7 above                 Nova-Tech, Inc.         Skagit Engineering &      12/21/01
    6808 220th SW                                                Manufacturing, Inc.
    Mountlake Terrace, WA

5.  Remote blasting site                 Northwest Technical     Rayonier, Inc.            3/15/00
    (site has no address)                Industries, Inc.

6.  Sublease of second floor and part    North Central           PA&E                      8/6/01
    of first floor of headquarters       Educational Service
    building                             District
    430 Olds Station Road
    Wenatchee, WA 98801

                                SCHEDULE 5.12(b)

                             PATENTS AND TRADEMARKS

                        PACIFIC COAST TECHNOLOGIES, INC.
                               PATENT STATUS CHART


-------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/        ATTORNEY
    ASSIGNEE          DOCKET                                           FILING         PATENT        ISSUE
     COUNTRY           NO.          INVENTORS        SERIAL NO.         DATE            NO.         DATE
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        07.16.81       4,507,522     03.26.85
       USA           Kyle 12
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        05.02.84       4,512,791     04.23.85
       USA           Kyle 13
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        05.02.84       4,514,207     04.30.85
       USA           Kyle 14
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        10.08.82       4,514,590     04.30.85
       USA           Kyle 15
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        11.04.82       4,518,820     05.21.85
       USA           Kyle 16
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        05.02.84       4,593,758     06.10.86
       USA           Kyle 17
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        12.04.84       4,654,752     03.31.87
       USA           Kyle 18
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/5     James C. Kyle                        06.29.84       4,657,337     04.14.87
       USA           Kyle 19
-------------------------------------------------------------------------------------------------------------
  PCT, Inc.(1)       42474/5     James C. Kyle                        10.20.83       4,925,607     5.15.90
       USA           Kyle 20
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/
    ASSIGNEE         EXPIRATION                                                                   MAINTENANCE
     COUNTRY            DATE                        TITLE                         STATUS          FEE DUE DATES
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         03.26.02      TERMINAL ASSEMBLY                      IN FORCE              No further fees
       USA                                                                                       due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         04.23.02      HERMETICALLY SEALED INSULATING         IN FORCE              No further fees
       USA                          ASSEMBLY                                                     due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         04.30.02      METHOD FOR MAKING TERMINAL ASSEMBLY    IN FORCE              No further fees
       USA                          FOR HEART PACEMAKER                                          due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         10.08.02      ELECTRICAL TERMINAL ASSEMBLY           IN FORCE              No further fees
       USA                                                                                       due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         11.04.02      TERMINAL ASSEMBLY FOR HEART PACEMAKER  IN FORCE              No further fees
       USA                                                                                       due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         06.10.03      HERMETICALLY SEALED INSULATING         IN FORCE              No further fees
       USA                          ASSEMBLY                                                     due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         12.04.04      TERMINAL ASSEMBLY AND METHOD OF        IN FORCE              No further fees
       USA                          MAKING TERMINAL ASSEMBLY                                     due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         06.29.04      ELECTRICAL CONNECTOR & METHOD OF       IN FORCE              No further fees
       USA                          PRODUCING ELECTRICAL CONNECTOR                               due
-------------------------------------------------------------------------------------------------------------------
  PCT, Inc.(1)        05.15.07      ELECTRICAL INSULATING MATERIAL         IN FORCE              Release of Sec'y
       USA                          FORMED FROM AT LEAST ONE FLUX AND A                          Int. sent to
                                    CRYSTALLINE STUFFING MATERIAL                                Kyle for
                                                                                                 signature
                                                                                                 01.02. Sec'y
                                                                                                 Int. not yet
                                                                                                 released; need
                                                                                                 to correct fee
                                                                                                 payment.
-------------------------------------------------------------------------------------------------------------------

--------

(1) Assignment to PCT, Inc. included security interest to Kyle. Obligation to Kyle has been satisfied. Requested and have not yet received the executed release of the security interest.

-------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/        ATTORNEY
    ASSIGNEE          DOCKET                                           FILING         PATENT        ISSUE
     COUNTRY           NO.          INVENTORS        SERIAL NO.         DATE            NO.         DATE
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

    PCT, Inc.        42474/5     James C. Kyle                        09.20.82       4,935,583     06.19.90
       USA           Kyle 21
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/6     Edward A. Taylor                     01.07.92       5,298,683     03.29.94
       USA           Taylor 1
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/7     Edward A. Taylor                     06.02.94       5,433,260     07.18.95
       USA           Taylor 2

-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/7     Edward A. Taylor                     06.19.95       5,675,122     10.07.97
       USA           Taylor 3
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.       42474/19c1   Edward              09/006,696       01.14.98       5,986,208     11.16.99
       USA           Taylor 5    A.Taylor;
                                 Marshall Neal
                                 Hulbert
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.       42474/801    Brian Lasater       09/076,230        5.12.98       6,221,513     04.24.01
       USA          Lasater 1





-------------------------------------------------------------------------------------------------------------
    PCT, Inc.       42474/801    Brian Lasater      99 921 874.6      Priority
     EUROPE            PCT                                          Date 05.11.99
                    Lasater 1                                       PCT/US99/10313
                    PCT Int'l                                         Published
                                                                     11.18.99 as
                                                                    WO 99/58332.


-------------------------------------------------------------------------------------------------------------
    PCT, Inc.      42474/80      Brian Lasater       09/235,223       01.22.99       6,232,004     05.15.01
       USA         2a Lasater
                       4
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/
    ASSIGNEE         EXPIRATION                                                                   MAINTENANCE
     COUNTRY            DATE                        TITLE                         STATUS          FEE DUE DATES
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          06.19.07      INSULATED CONDUCTOR WITH               IN FORCE              No further fees
       USA                           CERAMIC-CONNECTED ELEMENTS                                   due
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          01.07.12      DISSIMILAR METAL CONNECTORS            IN FORCE              09.29.05
       USA
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          07.27.12      SEALABLE ELECTRONIC PACKAGES &         IN FORCE              01.18.03,
       USA                           METHODS OF PRODUCING & SEALING SUCH                          01.18.07
                                     PACKAGES
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          07.27.12      SEALABLE ELECTRONIC PACKAGES           IN FORCE              04.07.05
       USA                                                                                        04.07.09
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          03.19.16      WAVEGUIDE WINDOW ASSEMBLY AND          IN FORCE              05.16.03,
       USA                           MICROWAVE ELECTRONICS PACKAGE                                05.16.07,
                                                                                                  05.16.11
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          05.12.18      METHODS FOR HERMETI-CALLY SEALING      IN FORCE              BROADENING
       USA                           CERAMIC TO METALLIC SURFACES AND                             REISSUE DEADLINE
                                     ASSEMBLIES INCORPORATING SUCH SEALS                          04.24.03; MAINT.
                                                                                                  FEES DUE:
                                                                                                  10.24.04,
                                                                                                  10.24.08,
                                                                                                  10.24.12
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.                        METHODS AND MATERIALS FOR SEALING      Pending; Designated   Maintenance fee
       EUROPE                        CERAMIC TO METALLIC SURFACES           countries are:        due annually.
                                                                            Switzerland-
                                                                            Liechtenstein,
                                                                            Germany; Denmark
                                                                            France, Great
                                                                            Britain, Italy,
                                                                            Netherlands and
                                                                            Sweden.
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.          05.06.18      METHODS FOR TREATING CERAMIC           IN FORCE              BROADENING
       USA                           MATERIALS AND CERAMIC MATERIALS                              REISSUE DEADLINE
                                     PRODUCED THEREBY (Zirconia treatment                         05.15.03; MAINT.
                                     with metals)                                                 FEES DUE:
                                                                                                  11.15.04;
                                                                                                  11.15.08;
                                                                                                  11.15.12
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/        ATTORNEY
    ASSIGNEE          DOCKET                                           FILING         PATENT        ISSUE
     COUNTRY           NO.          INVENTORS        SERIAL NO.         DATE            NO.         DATE
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.      2474/802 PCT  Brian Lasater      99 920 345.8      Priority
     EUROPE         Lasater 3                                       Date 05.05.99
                                                                    PCT/US99/09819
                                                                      Published
                                                                     11.18.99 as
                                                                    WO 99/58690.

-------------------------------------------------------------------------------------------------------------
    PCT, Inc.       42474/17-5   Edward J. Rapoza                     07.09.91       5,110,307     05.05.92
       USA           Rapoza 1
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/17    Edward J. Rapoza                     05.04.92       5,405,272     04.11.95
       USA           Rapoza 2

-------------------------------------------------------------------------------------------------------------
      UK(2)          42474/17    Edward J. Rapoza    92303983.8       05.01.92     EP 0 522 687    03.05.97
                     Rapoza 3                                                           B1
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/17    Edward J. Rapoza   Can. 20676671     04.30.92       2,067,667     12.25.01
                     Rapoza 4
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/17    William F.                           11.01.90       5,041,019     08.20.91
       USA           Sharp 1     Sharp, et al.
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/17    William F.                           03.18.91       5,109,594     05.05.92
       USA           Sharp 2     Sharp, et al.
-------------------------------------------------------------------------------------------------------------
    PCT, Inc.        42474/17    Wayne R. Snow,                       09.26.85       4,690,480     09.01.87
       USA            Snow 1     et. al.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/
    ASSIGNEE         EXPIRATION                                                                     MAINTENANCE
     COUNTRY            DATE                        TITLE                         STATUS            FEE DUE DATES
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
    PCT, Inc.                       METHODS FOR TREATING CERAMIC           Pending;                Maintenance fee
     EUROPE                         MATERIALS AND IMPROVED TREATED         Switzerland-            due annually
                                    CERAMIC MATERIALS PRODUCED THEREBY     Liechtenstein
                                    (Zirconia staining with titanium)      Germany; Denmark
                                                                           France, Great Britain,
                                                                           Italy, Netherlands
                                                                           and Sweden
-------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         07.09.11      LASER WELDABLE HERMETIC CONNECTOR      IN FORCE               11.05.03
       USA
--------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         04.11.12      LASER WELDABLE HERMETIC CONNECTOR      IN FORCE               10.11.02,
       USA                                                                                        10.11.06
--------------------------------------------------------------------------------------------------------------------
      UK(2)           05.01.12      LASER WELDABLE HERMETIC CONNECTOR      EU patent              ANNUALLY ON MAY
                                                                           enforceable in UK      3RD
--------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         04.30.12      LASER WELDABLE HERMETIC CONNECTOR      IN FORCE               ANNUALLY ON
                                                                                                  APRIL 30TH
--------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         11.01.10      TRANSITION JOINT FOR MICROWAVE         IN FORCE               02.20.03
       USA                          PACKAGE
--------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         11.01.10      METHOD OF MAKING SEALED TRANSITION     IN FORCE               11.05.03
       USA                          JOINT
--------------------------------------------------------------------------------------------------------------------
    PCT, Inc.         09.26.05      TUBULAR BI-METAL CONNECTOR             IN FORCE               No further fees
       USA                                                                                        due
-------------------------------------------------------------------------------------------------------------------


--------

(2) Assignment to PCT, Inc. not yet recorded in UK; we are following up to record.

                      PACIFIC AEROSPACE & ELECTRONICS, INC.
                               PATENT STATUS CHART

------------------------------------------------------------------------------------------------------------------
      APPLICANT/
      PATENTEE/
      ASSIGNEE           ATTORNEY                                            FILE         PATENT        ISSUE
      COUNTRY           DOCKET NO.        INVENTORS         SERIAL NO.       DATE           NO.         DATE
------------------------------------------------------------------------------------------------------------------
Pacific Aerospace &     42474/900     David N. Crane      09/200,204       11.25.98     6,150,772     11.21.00
 Electronics, Inc.
        USA





------------------------------------------------------------------------------------------------------------------
Pacific Aerospace &     42474/901     Herman L.           09/302,590       04.30.99
Electronics, Inc.(3)                  ("Jack") Jones;
        USA                           Edward A. Taylor




------------------------------------------------------------------------------------------------------------------
Pacific Aerospace &     42474/902     Herman L.           09/303,196       04.30.99     6,284,389     09.04.01
 Electronics, Inc.                    ("Jack") Jones;
        USA                           Edward A. Taylor





------------------------------------------------------------------------------------------------------------------
Pacific Aerospace &       42474/      Herman L.           EP 00            11.15.01
 Electronics, Inc.       901-2.EP     ("Jack") Jones;     '928'580.0
                                      Edward A. Taylor    Nat'l phase of
       EUROPE                                               PCT/US00/
                                                              11579
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------ -----------------------------------------
      APPLICANT/
      PATENTEE/                                                                                          MAINTENANCE
      ASSIGNEE         EXPIRATION                                                                          FEE DUE
      COUNTRY             DATE                          TITLE                          STATUS               DATES
------------------------------------------------------------------------------ -----------------------------------------
Pacific Aerospace &    11.25.18         GAS DISCHARGE LAMP CONTROLLER          IN FORCE                BROADENING
 Electronics, Inc.                                                                                     REISSUE
        USA                                                                                            DEADLINE
                                                                                                       11.21.02;
                                                                                                       MAINT. FEES
                                                                                                       DUE:  05.21.04,
                                                                                                       05.21.08,
                                                                                                       05.21.12
------------------------------------------------------------------------------ -----------------------------------------
Pacific Aerospace &                     ELECTRONICS PACKAGES HAVING A          PENDING; Claims
Electronics, Inc.(3)                    COMPOSITE STRUCTURE AND METHODS FOR    allowed; Issue Fee
        USA                             MANUFACTURING SUCH ELECTRONICS         paid and formal
                                        PACKAGES                               drawings submitted.

                                                                               IN NEGOTIATIONS WITH
                                                                               JONES.

------------------------------------------------------------------------------ -----------------------------------------
Pacific Aerospace &       04.30.19      COMPOSITE MATERIALS AND METHODS FOR    IN FORCE                BROADENING
 Electronics, Inc.                      MANUFACTURING COMPOSITE MATERIALS                              REISSUE
        USA                                                                    IN NEGOTIATIONS WITH    DEADLINE
                                                                               JONES.                  09.04.03;
                                                                                                       MAINT. FEES
                                                                                                       DUE:  03.04.05
                                                                                                       03.04.09
                                                                                                       03.04.13
------------------------------------------------------------------------------ -----------------------------------------
Pacific Aerospace &                     COMPOSITE ELECTRONICS PACKAGES AND     PENDING.
 Electronics, Inc.                      METHODS FOR MANUFACTURE
                                                                               IN NEGOTIATIONS WITH
       EUROPE                                                                  JONES.

------------------------------------------------------------------------------ -----------------------------------------


--------

(3) Mr. Jones holds a Security Interest in these applications but has consented to the granting by the Company of a second priority perfected security interest in these applications.

                          SEISMIC SAFETY PRODUCTS, INC.
                               PATENT STATUS CHART


--------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/        ATTORNEY
    ASSIGNEE          DOCKET                                                                        ISSUE
     COUNTRY           NO.          INVENTORS        SERIAL NO.      FILE DATE      PATENT NO.      DATE
--------------------------------------------------------------------------------------------------------------
Seismic Safety       42474/28    James C. McGill                      03.07.88      4,903,720      02.27.90
Prods., Inc.         McGill 1
USA
--------------------------------------------------------------------------------------------------------------
Seismic Safety       42474/28    James C. McGill                      02.26.91      5,119,841      06.09.92
Prods., Inc.         McGill 2
USA
--------------------------------------------------------------------------------------------------------------
Seismic Safety       42474/28    James C.                             11.09.93      5,409,031      04.25.95
Prods., Inc.         McGill 3    McGill, Antonio
USA                              F. Fernandez
--------------------------------------------------------------------------------------------------------------
Seismic Safety       42474/28    James C.                             03.13.95      5,704,385      01.06.98
Prods., Inc.         McGill 4    McGill, Antonio
USA                              F. Fernandez
--------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/
    ASSIGNEE            EXPIRATION                                                                     MAINTENANCE
     COUNTRY               DATE                          TITLE                         STATUS          FEE DUE DATES
----------------------------------------------------------------------------------------------------------------------
Seismic Safety          03.07.08         SAFETY SHUTOFF DEVICE                  IN FORCE               All fees paid
Prods., Inc.
USA
----------------------------------------------------------------------------------------------------------------------
Seismic Safety          02.26.11         SAFETY SHUT OFF APPARATUS              IN FORCE               12.09.03
Prods., Inc.
USA
----------------------------------------------------------------------------------------------------------------------
Seismic Safety          04.25.12         SAFETY SHUT OFF VALVE                  IN FORCE               10.25.02,
Prods., Inc.                                                                                           10.25.06
USA
----------------------------------------------------------------------------------------------------------------------
Seismic Safety          01.06.15         AUTOMATIC AND MANUALLY OPERABLE        IN FORCE               07.06.05,
Prods., Inc.                             SAFETY SHUTOFF VALVE                                          07.06.09
USA
----------------------------------------------------------------------------------------------------------------------

                            AEROMET INTERNATIONAL PLC
                               PATENT STATUS CHART


-----------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/        ATTORNEY
    ASSIGNEE          DOCKET                                          FILING                        ISSUE
     COUNTRY           NO.          INVENTORS        SERIAL NO.        DATE         PATENT NO.      DATE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                                     9804599.0     03.05.98
                                                      (initial)
                                                      9904741.7
                                                       (final)
-----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                                    99104277.1
     EUROPE
-----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                                      2264214
     CANADA
-----------------------------------------------------------------------------------------------------------------
Aeromet Int'l      A00009359US   Butler              09/262,446       03.04.99      6,126,898      10.03.00
       USA                                                          priority to
                                                                      03.05.98
-----------------------------------------------------------------------------------------------------------------
Aeromet Int'l                                         11-57989
      JAPAN
-----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
   APPLICANT/
    PATENTEE/                                                                                   MAINTENANCE
    ASSIGNEE       EXPIRATION                                                                   FEE DUE
     COUNTRY          DATE                     TITLE                          STATUS            DATES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                CAST ALUMINUM-COPPER ALLOY          PENDING; no further
                                                                     information.


----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                CAST ALUMINUM-COPPER ALLOY          PENDING; no further
     EUROPE                                                          information.
----------------------------------------------------------------------------------------------------------------
Aeromet Int'l PLC                CAST ALUMINUM-COPPER ALLOY          PENDING; no further
     CANADA                                                          information.
----------------------------------------------------------------------------------------------------------------
Aeromet Int'l      03.04.19      CAST ALUMINUM-COPPER ALLOY          IN FORCE                   BROADENING
     USA                                                                                        REISSUE
                                                                                                DEADLINE
                                                                                                10.03.02;
                                                                                                MAINT. FEES
                                                                                                DUE:
                                                                                                04.03.04,
                                                                                                04.03.08,
                                                                                                04.03.12
----------------------------------------------------------------------------------------------------------------
Aeromet Int'l                    CAST ALUMINUM-COPPER ALLOY          PENDING; no further
    JAPAN                                                            information.
----------------------------------------------------------------------------------------------------------------

                       TRADEMARK STATUS REPORT FOR
                  PACIFIC AEROSPACE & ELECTRONICS, INC.


------------------------------------------------------------------------------------------------------
                         CLIENT/
                         MATTER                                                 SERIAL        FILING
      ASSIGNEE             NO.                MARK              COUNTRY           NO.          DATE
------------------------------------------------------------------------------------------------------
PCT, Inc.                42174/10     KRYOFLEX                    USA         73/117,580     03.01.77


------------------------------------------------------------------------------------------------------
PCT, Inc.                42174/11     HERMETIC ADVANTAGE          USA         74/521,789     05.03.94




------------------------------------------------------------------------------------------------------
PCT, Inc.                42174/12     PARTNERS WITH               USA         74/522,844     05.03.94
                                      TOMORROW



------------------------------------------------------------------------------------------------------
Seismic Safety           42174/16     NORTHRIDGE VALVE            USA         75/169,974     09.23.96
Products, Inc.



------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------

                          REGISTRATION                                                 INT'L
      ASSIGNEE              NO./DATE                    GOODS/SERVICES                 CLASS             STATUS
-------------------------------------------------------------------------------------------------------------------------
PCT, Inc.                   1,114,452        CERAMIC MATERIALS SOLD AS A COMPONENT     10;21     REGISTERED;
                          Mar. 6, 1979       OF HEART PACEMAKERS                                 Next renewal due
                                                                                                 03.06.09
-------------------------------------------------------------------------------------------------------------------------
PCT, Inc.                   1,998,984        ELECTRONIC COMPONENTS, NAMELY               9       REGISTERED;
                         Sept. 10, 1996      ELECTRONIC CONNECTORS AND HERMETIC                  SEC. 8/15 DECL due
                                             SEALING DEVICES                                     9.10.01 - 9.10.02;
                                                                                                 Renewal due 3.10.06 -
                                                                                                 9.10.06
-------------------------------------------------------------------------------------------------------------------------
PCT, Inc.                   1,998,986        ELECTRONIC COMPONENTS, NAMELY               9       REGISTERED;
                         Sept. 10, 1996      ELECTRONIC CONNECTORS AND HERMETIC                  Sec 8/15 Decl due
                                             SEALING DEVICES FOR ELECTRONIC                      9.10.01 - 9.10.02;
                                             PACKAGES AND CONNECTORS                             Renewal due 3.10.06 -
                                                                                                 9.10.06
-------------------------------------------------------------------------------------------------------------------------
Seismic Safety              2,119,389        VALVES FOR NATURAL GAS DISTRIBUTION         7       REGISTERED;
Products, Inc.            Dec. 9, 1997       SYSTEMS                                             Sec 8/15 Decl due
                                                                                                 12.9.02 - 12.9.03;
                                                                                                 RENEWAL due 6.9.07 -
                                                                                                 12.9.07
-------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.15

                           SECURITY INTERESTS CONSENTS

Consent of KeyBank dated March 19, 2002 made by KeyBank in favor of the Company and Pacific Coast Technologies, Inc. (relating to the KeyBank Promissory Notes)

Consent of Herman L. Jones dated March 19, 2002 (relating to the Settlement Agreement) (the "Jones Consent")

                                  SCHEDULE 5.17

                             UCC FILING INFORMATION


The Company and each of its Subsidiaries (other than its Foreign Subsidiaries) is incorporated in the State of Washington.

OWNED REAL PROPERTY (U.S.):

---------------------------------------------------------------------------------------------------------------------
             Owner                                  Location                              Use
---------------------------------------------------------------------------------------------------------------------
1.   PA&E                                     430 Olds Station Road        P&E headquarters
                                              Wenatchee, WA 98801

---------------------------------------------------------------------------------------------------------------------
2.   Northwest Industries, Inc.               2249 Diamond Point Road      Bonded Metals Div. Technical operations
                                              Sequim, WA 98382

---------------------------------------------------------------------------------------------------------------------


LEASED REAL PROPERTY (U.S.):

---------------------------------------------------------------------------------------------------------------------
            Lessee and Address                      Lessor                          Use
---------------------------------------------------------------------------------------------------------------------
1.   Cashmere Manufacturing Co., Inc.         Port of Chelan               Mach. Div. Operations
     432 Olds Station Road
     Wenatchee, WA 98801
---------------------------------------------------------------------------------------------------------------------
2.   Pacific Coast Technologies, Inc.         Port of Chelan               Electr. Group operations
     434 Olds Station Rd.
     Wenatchee, WA 98801
---------------------------------------------------------------------------------------------------------------------
3.   PA&E                                     Port of Chelan               Mach. Div operations
     200 Olds Station Rd.
     Wenatchee, WA 98801
---------------------------------------------------------------------------------------------------------------------
4.   PA&E                                     Port of Chelan               Mach. Div operations
     2605 Chester Kimm Road
     Wenatchee, WA 98801
---------------------------------------------------------------------------------------------------------------------
5.   Electronic Specialty Corporation         Erickson Realty, Ltd         Display Div operations
     14511 NE 13th Ave
     Vancouver WA 98685
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
            Lessee and Address                      Lessor                          Use
---------------------------------------------------------------------------------------------------------------------
6.   Skagit Engineering &                     Sea-Land Development         Eng. & Fab. Div. Operations (not in use.
     Manufacturing, Inc.                                                   Partially terminated)
     500 Metcalf Street
     Sedro-Woolley, WA 98284
---------------------------------------------------------------------------------------------------------------------
7.   Skagit Engineering &                     220th Street LLC             Eng. & Fab. Office (subleased)
     Manufacturing, Inc. 6808
     220th St. SW Suite 200
     Mountlake Terrace, WA 98043
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.19

                            FICTITIOUS BUSINESS NAMES

DBA'S The following is a list of trade names that are registered with the State of Washington, and are the names currently used by the Subsidiaries of the Company in their operations.


Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Casting Division (Aeromet America)

Pacific Aerospace & Electronics, Inc. - Electronics Group - Interconnect Division (Balo Precision Parts)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Machining Division (Cashmere Manufacturing Co., Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Filter Division (Ceramic Devices, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Display Division (Electronic Specialty Corporation)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Bonded Metals Division (Northwest Technical Industries, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Electronics Group - Interconnect Division (Pacific Coast Technologies, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Machining Division (Seismic Safety Products, Inc.)

Pacific Aerospace & Electronics, Inc. - U.S. Aerospace Group - Engineering & Fabrication Division (Skagit Engineering & Manufacturing, Inc.)

Pacific Aerospace & Electronics, Inc. - European Aerospace Group
(Aeromet International PLC)

PREVIOUS NAMES USED IN OPERATIONS:

Morel Industries, Inc. (former name of Aeromet America, Inc.)
Lyden Castparts, Inc. (name of company whose assets were acquired by Aeromet America, Inc.)
Displays & Technologies, Inc. (name of company merged into Electronic Specialty Corporation)

Nova-Tech Engineering, Inc. (name of company whose assets were acquired by Skagit Engineering & Manufacturing, Inc.)
PCT Holdings, Inc. (former name of PA&E)

                                  SCHEDULE 5.22

                             AFFILIATE TRANSACTIONS

Employment agreement with Donald A. Wright. The existing employment agreement employs Mr. Wright through fiscal 2003.

On August 15, 2001, Nick Gerde, who served as Vice President Finance of the Company, as well as Treasurer and Assistant Secretary, left his employment with the Company. In accordance with Mr. Gerde's employment agreement and separation letter executed by Mr. Gerde and the Company, Mr. Gerde will receive severance pay of $150,000, which is the equivalent of one year's salary. This severance is payable on regular payroll days over a 12-month period. Mr. Gerde will also receive medical benefits for one year.

On February 28, 2002, Sheryl A. Symonds, who served as Vice President Administration and General Counsel, left her employment with the Company. In accordance with Ms. Symonds' employment agreement and separation letter executed by Ms. Symonds and the Company, Ms. Symonds will receive $205,710, which is the equivalent of one year's salary. This severance is payable on regular payroll days over a 12-month period. Ms. Symonds will also receive medical benefits for one year.

Werner Hafelfinger who is currently the Vice President Operations and Chief Operating Officer, will continue serving as the Vice President Operations and Chief Operating Officer until May 17, 2002. In accordance with Mr. Hafelfinger's employment agreement and separation letter executed by Mr. Hafelfinger and the Company, Mr. Hafelfinger will receive $210,000, which is the equivalent of one year's salary. This severance is payable on regular payroll days over a 12-month period. Mr. Hafelfinger will also receive medical benefits for one year.

Donald A. Wright rents the fourth floor condominium in the headquarters building from the Company and has an option to purchase the condominium for $250,000. The option terminates ten business days after Mr. Wright's employment with the Company ceases for any reason other than death.

GSC Partners CDO Fund, Limited, GSC Partners CDO Fund II, Limited, GSC Recovery II, L.P. and GSC Recovery IIA, L.P., affiliates of GSCP Recovery, Inc, and as applicable, GSC Recovery II, L.P. (participating noteholders in the Exchange), which will collectively own approximately 54% of the Company's Common Stock on a fully-diluted basis following the Exchange, intend to purchase the Notes from the Initial Purchaser.

In August 2001, the Company entered into a lease agreement with the North Central Educational Services District (the "NCESD"), pursuant to which the NCESD leased the second floor of the Company's Wenatchee headquarters building from the Company for $6,183 per month for a term of 24 months. In authorizing the lease, the Board of Directors determined that the lease was made for fair market value. Gene C. Sharratt, a director of the Company, is Superintendent of the NCESD.

                                  SCHEDULE 5.24

                                  CAPITAL STOCK

                               PA&E CAPITALIZATION

1. Authorized Capital:     100,000,000 shares of common stock, $.001 par value
                           5,000,000 shares of preferred stock, $.001 par value

2. Issued and Outstanding: 39,315,309 shares of common stock
                           No shares of preferred stock

3. Options Outstanding under Stock Incentive Plan:  3,599,948

4. Warrants Outstanding:

                      Pacific Aerospace & Electronics, Inc.
                                 Warrant Ledger

-------------------------------------------------------------------------------------------------------------------------------
                                       WARRANT                                                                       WARRANT
                                       #/OTHER        WARRANT      EXERCISE                  NON       EXPIRATION    SHARES
DATE ISSUED    WARRANT HOLDER          INFO           SHARES       PRICE        VESTED       VESTED    DATE          REMAINING
-------------------------------------------------------------------------------------------------------------------------------
   PUBLIC      WARRANTS
-------------------------------------------------------------------------------------------------------------------------------
  6/01/96      Interwest Transfer Co.  693259-11-1    2,295,000     4.6875                     0        6/15/03
-------------------------------------------------------------------------------------------------------------------------------
 NON-PUBLIC    WARRANTS
-------------------------------------------------------------------------------------------------------------------------------
11/30/96(1)    Donald A. Wright            001          100,000    $2.0000        100,000      0       12/24/04        100,000
-------------------------------------------------------------------------------------------------------------------------------
11/30/96(1)    Nick A. Gerde               001           25,000    $2.0000         25,000      0       02/01/05         25,000
-------------------------------------------------------------------------------------------------------------------------------
11/30/96(2)    Edward A. Taylor            003           35,000    $2.0000         35,000      0       05/31/02         35,000
-------------------------------------------------------------------------------------------------------------------------------
  06/03/97     Gregory K. Smith                          20,000    $3.4500         50,000      0       06/03/02         20,000
-------------------------------------------------------------------------------------------------------------------------------
  06/03/97     Nestor Wiegand                             5,000    $3.4500          5,000      0       06/03/02          5,000
-------------------------------------------------------------------------------------------------------------------------------
               Continental Capital &
  04/17/00     Equity Corporation         CCEC1          50,000    $3.5000         50,000      0       04/17/03         50,000
-------------------------------------------------------------------------------------------------------------------------------
               Continental Capital &
  04/17/00     Equity Corporation         CCEC2          50,000    $5.5000         50,000      0       04/17/03         50,000
-------------------------------------------------------------------------------------------------------------------------------
               Continental Capital &
  04/17/00     Equity Corporation         CCEC3          50,000    $7.5000         50,000      0       04/17/03         50,000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       WARRANT                                                                       WARRANT
                                       #/OTHER        WARRANT      EXERCISE                  NON       EXPIRATION    SHARES
DATE ISSUED    WARRANT HOLDER          INFO           SHARES       PRICE        VESTED       VESTED    DATE          REMAINING
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
               Continental Capital &
  04/17/00     Equity Corporation         CCEC4          50,000    $9.5000         50,000      0       04/17/03         50,000
-------------------------------------------------------------------------------------------------------------------------------
               Rochon Capital Group,
  07/27/00     Ltd.                       RCG 1          79,150    $1.7688         79,150      0       07/26/04         79,150
-------------------------------------------------------------------------------------------------------------------------------
               Strong River
  07/27/00     Investments                CW 1          192,500    $2.0100        192,500      0       07/27/03        192,500
-------------------------------------------------------------------------------------------------------------------------------
               Bay Harbor
  07/27/00     Investments, Inc.          CW 2          192,500    $2.0100        192,500      0       07/27/03        192,500
-------------------------------------------------------------------------------------------------------------------------------
               B-III Capital
  03/01/01     Partners, L.P.             DDJ-1       1,883,923    $0.0010      1,883,923      0       03/01/06      1,883,923
-------------------------------------------------------------------------------------------------------------------------------
               B-III A Capital
  03/01/01     Partners, L.P.             DDJ-2         807,396    $0.0010        807,396      0       03/01/06        807,396
-------------------------------------------------------------------------------------------------------------------------------
               DDJ Canadian High
  03/01/01     Yield Fund                 DDJ-3         538,263    $0.0010        538,263      0       03/01/06        538,263
-------------------------------------------------------------------------------------------------------------------------------
               State Street Bank &
  03/01/01     Trust, Custodian           DDJ-4         807,396    $0.0010        807,396              03/01/06        807,396
-------------------------------------------------------------------------------------------------------------------------------
               First Albany
  04/09/01     Corporation                FAC-1         692,074    $0.4062        692,074              04/09/06        692,074
-------------------------------------------------------------------------------------------------------------------------------

5. Capitalization of Subsidiaries of PA&E

Subsidiaries                                 100% Parent                     Shares O/S
------------                                 -----------                     ----------
Aeromet America, Inc.                        PA&E                               100,000
Balo Precision Parts, Inc.                   PA&E                               100,000
Cashmere Manufacturing Co., Inc.             PA&E                                 1,000
Ceramic Devices, Inc.                        PA&E                                 1,000
Electronic Specialty Corporation             PA&E                               100,000
Northwest Technical Industries, Inc.         PA&E                               100,000
Pacific Coast Technologies, Inc.             PA&E                            10,714,726
Seismic Safety Products, Inc.                PA&E                               100,000
Skagit Engineering & Manufacturing, Inc.     PA&E                                   100
PA&E International, Inc.                     PA&E                               100,000
Pacific A & E Limited                        PA&E International, Inc.                 1
Pacific Aerospace & Electronics (UK)         Pacific A&E Limited                      1
Limited
Aeromet International PLC                    Pacific Aerospace &              1,000,000
                                             Electronics (UK) Limited

PA&E Engineering, Inc.                       PA&E                               100,000

Aeromet International PLC also has several wholly-owned dormant U.K.
subsidiaries:

Subsidiary                                100% Parent                    Shares O/S
----------                                -----------                    ----------
Frank Ford (Aircraft Components)
Limited                                   Aeromet International PLC           1,000
Kent Aerospace Limited                    Aeromet International PLC             100
TKR Aerospace Limited                     Aeromet International PLC          13,520
TKR Group Limited                         Aeromet International PLC          30,000
TKR International Limited                 Aeromet International PLC       9,272,000
     (two classes of stock)                                               6,600,000
Truflo Gas Turbines Limited               Aeromet International PLC         250,000

                                  SCHEDULE 8.15

                           EXCLUDED PROPRIETARY RIGHTS

        The Company was in default under a technology transfer agreement dated December 30, 1998 with Herman L. Jones relating to the following U.S. patent applications and one European patent application: (i) U.S. Serial No. 09/302,590, (ii) U.S. Serial No. 09/303,196 (now U.S. Patent No. 6,284,389) and
(iii) E.P. Serial No. 99'920'345.8 (the "Patents").

        However, a settlement was reached between Mr. Jones and the Company. Pursuant to the Settlement Agreement, the Company is permitted to retain the Patents upon payment by the Company to Mr. Jones of an amount equivalent to $950,000 (the "Purchase Price"). $200,000 of the Purchase Price will be paid by the Company transferring to Mr. Jones the building owned by the Company in Cashmere, WA. The remaining sum of $750,000 will be paid pursuant to a promissory note. If the building is not transferred to Mr. Jones by June 1, 2002, $200,000 of the Purchase Price will be added to the outstanding principal balance of the promissory note. Mr. Jones will retain a security interest in the Patents until the promissory note is fully paid. Pursuant to the Jones Consent, the Holders will be permitted to take a second priority lien on the Patents.

                                  SCHEDULE 9.3

                       INVESTMENTS IN FOREIGN SUBSIDIARIES

                      Pacific Aerospace & Electronics, Inc.
                       Investments in Foreign Subsidiaries
                             as of January 31, 2001

                                                    Common      Intercompany      Total
                                                    Stock        Investments    Investment
                                                  ----------    ------------    ----------
Subsidiary

    PA&E International, Inc.                      33,709,232         --         33,709,232
                                                  ----------                    ----------
    Total investment in foreign subsidiaries      33,709,232                    33,709,232

    Intercompany investments change on a daily basis due to PA&E's cash management system which transfers funds to and from subsidiaries as needed.

                                  SCHEDULE 9.4

                                      LIENS

Below is a list of Liens that will exist after application of the proceeds from the issuance of the Notes:

--------------------------------------------------------------------------------
                  DETAIL DEBT LISTING/LIENS/SECURITY INTERESTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
PACIFIC AEROSPACE &
ELECTRONICS, INC.:
------------------------------------------------------------------------------------------------------------------------------
    Term Debt:
------------------------------------------------------------------------------------------------------------------------------
        KeyBank                              1,111,090  Real Estate - Corporate HQ Building                   N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             19,707  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             29,078  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             15,634  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             24,878  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             12,411  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             18,731  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Herman L. Jones                        750,000  Technology Patents                                99-130-0246
                                                                                                           5/10/1999
------------------------------------------------------------------------------------------------------------------------------
    Capital Leases:
------------------------------------------------------------------------------------------------------------------------------
        KeyCorp Leasing (a division                 --  Equipment                                         99-180-0281
        of Key Corporate Capital,                                                                         6/12/1999
        Inc.)
------------------------------------------------------------------------------------------------------------------------------
        Toyota Motor Credit Corporation             --  Forklift                                          99-286-0323
        Finance                                                                                            10/13/1999
------------------------------------------------------------------------------------------------------------------------------
        Toyota Motor Credit Corp.                   --  Forklift                                          99-312-0548
                                                                                                           11/08/1999
------------------------------------------------------------------------------------------------------------------------------
        U.S. Bancorp Leasing & Financial -          --  Equipment - HAAS VF-3 Machine                     99-323-0139
        Machine Tool Finance Group                      Center (operating lease assumed by                 11/19/1999
                                                        U.S. Castings, the purchaser of the
                                                        Casting Division)
------------------------------------------------------------------------------------------------------------------------------
        Transamerica Equipment Financial            --  Equipment - machinery                            2000-109-0048
        Services Corporation                                                                               4/18/2000
------------------------------------------------------------------------------------------------------------------------------
        Polaris Industries, Inc.                    --  Th MB-1060c High Resolution SVHS                 2000-132-0055
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
                                                        Digital color cameras secured by                   5/11/2000
                                                        Inventory at Display Division)
------------------------------------------------------------------------------------------------------------------------------
        Jules and Associates, Inc.                  --  Equipment - Machinery                             98-168-0035
        (Assignee:CIT Group/                                                                                6/7/2000
        Equipment Financing, Inc.)                                                                 (Lease is also secured by
                                                                                                  Pacific Coast Technologies,
                                                                                                             Inc.)
------------------------------------------------------------------------------------------------------------------------------
        Jules and Associates, Inc.                  --  Equipment - Machinery                             98-149-0125
        (Assignee:CIT Group/                                                                                6/7/2000
        Equipment Financing, Inc.)                                                                 (Lease is also secured by
                                                                                                  Pacific Coast Technologies,
                                                                                                             Inc.)
------------------------------------------------------------------------------------------------------------------------------
        IBM Credit Corporation                      --  Equipment - Computers (operating                 2000-234-0246
                                                        lease)                                             8/21/2000
------------------------------------------------------------------------------------------------------------------------------
        De Lage Landen Financial Services           --  Equipment - Mazak FH-5800                           Original
        (assigned by United International                                                          2000-264-0248 (9/20/2000)
        L.L.C.)                                                                                            Assignment
                                                                                                          200-301-0213
                                                                                                           10/27/2000
------------------------------------------------------------------------------------------------------------------------------
        De Lage Landen Financial Services           --  Equipment - Mazak FH-5800                           Original
        (assigned by United International                                                                2000-264-0249
        L.L.C.)                                                                                            9/20/2000
                                                                                                           Assignment
                                                                                                          200-301-0214
                                                                                                           10/27/2000
------------------------------------------------------------------------------------------------------------------------------
        The CIT Group                               --  Equipment - Mazak FH-5800                           Original
                                                                                                         2000-280-0158
                                                                                                           10/6/2000
                                                                                                           Amendment
                                                                                                         2001-155-0529
                                                                                                            6/4/2001
------------------------------------------------------------------------------------------------------------------------------
        Amada Leasing Corp.                     34,078  Equipment - Hydraulic press brake                2000-304-0502
                                                                                                           10/30/2000
                                                                                                         (Lease is also
                                                                                                      secured by Cashmere
                                                                                                       Manufacturing Co.,
                                                                                                             Inc.)
------------------------------------------------------------------------------------------------------------------------------
CASHMERE MANUFACTURING
CO., INC.:
------------------------------------------------------------------------------------------------------------------------------
    Term Debt:
------------------------------------------------------------------------------------------------------------------------------
        Ford Credit                             25,447  Vehicle                                               N.A.
------------------------------------------------------------------------------------------------------------------------------
        Ellison Machinery Company               54,197  Fadal CNC machining center                          Original
                                                                                                          95-152-0359
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            6/1/1995
                                                                                                          Continuation
                                                                                                         2000-153-0135
                                                                                                            6/1/2000
------------------------------------------------------------------------------------------------------------------------------
        LCA a division of Associates            43,549  Fadal CNC machining center                          Original
        Commercial Corporation                                                                            97-279-0445
        (assigned by                                                                                       10/6/1997
        Ellison Machinery Company)                                                                         Assignment
                                                                                                          97-301-0192
                                                                                                           10/28/1977
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation             42,112  Fadal CNC machining center                          Original
        (assigned by                                                                                      98-020-0473
        Ellison Machinery Company)                                                                         10/20/1998
                                                                                                           Assignment
                                                                                                          98-099-0050
                                                                                                            4/9/1998
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation             42,112  Fadal CNC machining center                          Original
        (assigned by                                                                                      98-020-0474
        Ellison Machinery Company)                                                                         1/20/1998
                                                                                                           Assignment
                                                                                                          98-099-0049
                                                                                                            4/9/1998
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation             47,327  Fadal CNC machining center                          Original
        (assigned by                                                                                      98-020-0475
        Ellison Machinery Company)                                                                         1/20/1998
                                                                                                           Assignment
                                                                                                          98-099-0048
                                                                                                            4/9/1998
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation             47,327  Fadal CNC machining center                          Original
        assigned by                                                                                       98-090-0130
        Ellison Machinery Company                                                                          3/31/1998
                                                                                                           Assignment
                                                                                                          98-146-0022
                                                                                                           5/26/1998
------------------------------------------------------------------------------------------------------------------------------
        Ellison Machinery Company               11,189  Komo CNC machining center                           Original
                                                                                                          97-069-0691
                                                                                                           3/10/1997
                                                                                                           Assignment
                                                                                                          97-129-0237
                                                                                                            5/8/1997
------------------------------------------------------------------------------------------------------------------------------
        Mitsui Vendor Leasing                  337,525  2 Mori Seiki Horizontal                             Original
        (U.S.A.) Inc. (assigned by                      CNC Machine Centers                               97-167-0543
        Ellison Machinery Company)                                                                         6/16/1997
                                                                                                           Assignment
                                                                                                          97-234-0160
                                                                                                           8/22/1997
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation            198,995  Mori Seiki machining cell                           Original
        (assigned by Ellison Machinery                                                                    98-058-0083
        Company)                                                                                           2/27/1998
                                                                                                           Assignment
                                                                                                          98-099-0089
                                                                                                            4/9/1998
------------------------------------------------------------------------------------------------------------------------------
        Metlife Capital Corporation                 --  Equipment - Fadal CNC Machine                       Original
        (assigned by Ellison Machinery                  Center                                            98-090-0131
        Corporation)**                                                                                     3/31/1998
                                                                                                           Assignment
                                                                                                          98-146-0023
                                                                                                           5/26/1998
------------------------------------------------------------------------------------------------------------------------------
    Capital Leases:
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              41,980  Okuma cadet                                         Original
                                                                                                          96-275-0061
                                                                                                           10/1/1998
                                                                                                          Continuation
                                                                                                         2000-153-0135
                                                                                                           5/10/2001
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              41,980  Okuma cadet                                         Original
                                                                                                          96-275-0062
                                                                                                           10/1/1996
                                                                                                          Continuation
                                                                                                         2001-130-0021
                                                                                                           5/10/2001
------------------------------------------------------------------------------------------------------------------------------
        NEC America                             83,999  Phone system                                     2000-301-0233
                                                                                                           10/27/2000
------------------------------------------------------------------------------------------------------------------------------
        Amada Leasing Corp.                     34,078  Amada press break                                2000-304-0502
                                                                                                           10/30/2000
                                                                                                   (Lease is also secured by
                                                                                                      Pacific Aerospace &
                                                                                                       Electronics, Inc.)
------------------------------------------------------------------------------------------------------------------------------
PACIFIC COAST TECHNOLOGIES,
INC.:
------------------------------------------------------------------------------------------------------------------------------
        Term Debt:
------------------------------------------------------------------------------------------------------------------------------
        KeyBank                                609,798  Real estate - building #7 expansion                   N.A.
------------------------------------------------------------------------------------------------------------------------------
    Capital Leases:
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              35,256  Okuma cadet                                       97-196-0052
                                                                                                           7/15/1997
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              35,744  Okuma cadet                                       97-261-0077
                                                                                                           9/18/1977
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              41,195  Okuma crown                                       97-237-0047
                                                                                                           8/25/1997
                                                                                                   (Lease is also secured by
                                                                                                   Cashmere Manufacturing Co.
                                                                                                             Inc.)
------------------------------------------------------------------------------------------------------------------------------
        GE Capital                              98,759  Okuma CNC machining center                            N.A.
------------------------------------------------------------------------------------------------------------------------------
        CIT Group                               70,397  Tornos screw machine                              98-168-0035
                                                                                                            6/7/2000
                                                                                                   (Lease is also secured by
                                                                                                      Pacific Aerospace &
                                                                                                       Electronics, Inc.)
------------------------------------------------------------------------------------------------------------------------------
        CIT Group                               98,444  Okuma crown                                       98-149-0125
                                                                                                            6/7/2000
                                                                                                   (Lease is also secured by
                                                                                                      Pacific Aerospace &
                                                                                                       Electronics, Inc.)
------------------------------------------------------------------------------------------------------------------------------
        Copelco Capital Inc.                        --  Copier system (operating lease)                   97-066-0369
                                                                                                            3/7/1997
------------------------------------------------------------------------------------------------------------------------------
        General Electric Capital                    --  Accounts Receivables for which                    98-065-0033
        Corporation***                                  Allied Signal, Inc, is Account Debtor              7/15/1997
                                                        (pursuant to Purchase Agreement
                                                        dated 2/12/1998)
------------------------------------------------------------------------------------------------------------------------------
AEROMET INTERNATIONAL PLC:
------------------------------------------------------------------------------------------------------------------------------
      Capital Lease:
------------------------------------------------------------------------------------------------------------------------------
      Lloyds Bowmaker                          476,000  Equipment                                             N.A.
------------------------------------------------------------------------------------------------------------------------------
CERAMIC DEVICES INC.:
------------------------------------------------------------------------------------------------------------------------------
      General Electric Capital                      --  Accounts Receivables for which                    98-084-0103
      Corporation**                                     Allied Signal, Inc. is Account Debtor              3/25/1998
                                                        (pursuant to Purchase Agreement
                                                        dated 2/12/1998)
------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SPECIALTY CORPORATION:
------------------------------------------------------------------------------------------------------------------------------
      IKON Capital Inc.                             --  Copier (operating lease)                          98-040-0579
                                                                                                            2/9/1998
------------------------------------------------------------------------------------------------------------------------------
SKAGIT ENGINEERING &
MANUFACTURING, INC.:
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                     Creditor                 Balance                Security                       UCC Filing Information
                                                ($)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      AT&T Capital Leasing Service                  --  Equipment - Programmable Milling                    Original
      (assigned by Intech Funding Corp.)***             Matching and other parts and                      96-101-0080
                                                        software                                           4/10/1996
                                                                                                           Assignment
                                                                                                          96-164-0157
                                                                                                           6/12/1996
                                                                                                          Continuation
                                                                                                         2001-058-0222
                                                                                                           2/27/2001
------------------------------------------------------------------------------------------------------------------------------
      CIT Group/Equipment Financing, Inc.           --  Equipment-Cadet mate Vert. Machine                97-198-0083
      ***                                               Center; Planer Mill                                7/17/1997
------------------------------------------------------------------------------------------------------------------------------
      Kenco Equipment Lease Co. (and Bank           --  Equipment - Saw with Blade Break                  97-223-0098
      of America NT & SA as assignee)***                                                                   8/11/1997
------------------------------------------------------------------------------------------------------------------------------
      Theodore R. Davis ***                         --  Furniture, fixture, equipment,                    97-311-0321
                                                        inventory and proceeds therefrom                   11/7/1997
------------------------------------------------------------------------------------------------------------------------------
      Toyota Motor Credit Corporation               --  Forklift (operating lease)                        99-286-0323
      Equipment Finance                                                                                    10/13/1999
------------------------------------------------------------------------------------------------------------------------------

DDJ Capital Management, LLC, as agent for the Lenders under the DDJ Loan Agreement, has a security interest in substantially all of the Company's and its U.S. Subsidiaries' assets. These Liens will be released on the Closing Date.

 All the UCC liens listed in this schedule are filed in the Washington State Department of Licensing.

* This promissory note was issued pursuant to a settlement agreement made between the Company and Herman L. Jones dated February 28, 2002 whereby the Company is permitted to retain the Jones Patents upon payment by the Company to Mr. Jones of an amount equivalent to $950,000 (the "Purchase Price"). $200,000 of the Purchase Price will be paid by the Company transferring to Mr. Jones the building owned by the Company in Cashmere, WA. The remaining sum of $750,000 will be paid pursuant to a promissory note. If the building in Cashmere, W.A. is not transferred to Mr. Jones by June 1, 2002, the $200,000 of the Purchase Price will be added to the outstanding principal balance of the promissory note. Mr. Jones will retain a security interest in the Jones Patents until the promissory note is fully paid.

** The Company is unaware of why this filing was made or is or what it secures or secured.

*** The underlying debt was paid off when the Company acquired Skagit Engineering & Manufacturing, Inc.

                                  SCHEDULE 9.5

                              INACTIVE SUBSIDIARIES

The following U.S. subsidiaries no longer have operations:

Aeromet America, Inc.
Balo Precision Parts, Inc.
Electronic Speciality Corporation
PA&E Engineering, Inc.
Skagit Engineering & Manufacturing Inc.

                                  SCHEDULE 9.12

                                  BANK ACCOUNTS


KEYBANK ACCOUNTS

    ACCOUNT NUMBER                       COMPANY                             ACCOUNT
-------------------------------------------------------------------------------------------
     472131002629            PACIFIC COAST TECHNOLOGIES, INC.                GENERAL
-------------------------------------------------------------------------------------------
     472131002611            PACIFIC COAST TECHNOLOGIES, INC.                PAYROLL
-------------------------------------------------------------------------------------------
     472131002645                 CERAMIC DEVICES, INC.                      GENERAL
-------------------------------------------------------------------------------------------
     472131002637                 CERAMIC DEVICES, INC.                      PAYROLL
-------------------------------------------------------------------------------------------
     472131002595          NORTHWEST TECHNICAL INDUSTRIES, INC.              GENERAL
-------------------------------------------------------------------------------------------
     472131002603          NORTHWEST TECHNICAL INDUSTRIES, INC.              PAYROLL
-------------------------------------------------------------------------------------------
     472131002678            CASHMERE MANUFACTURING CO., INC.                GENERAL
-------------------------------------------------------------------------------------------
     472131002660            CASHMERE MANUFACTURING CO., INC.                PAYROLL
-------------------------------------------------------------------------------------------
     472131002652             SEISMIC SAFETY PRODUCTS, INC.                  GENERAL
-------------------------------------------------------------------------------------------
     472131001738                 AEROMET AMERICA, INC.                      GENERAL
-------------------------------------------------------------------------------------------
     472131001894                 AEROMET AMERICA, INC.                      PAYROLL
-------------------------------------------------------------------------------------------
     472131003890                 AEROMET AMERICA, INC.                 GENERAL & PAYROLL
-------------------------------------------------------------------------------------------
     473451001951        SKAGIT ENGINEERING & MANUFACTURING, INC.        PETTY CASH FUND
-------------------------------------------------------------------------------------------
     472131003700            ELECTRONIC SPECIALTY CORPORATION                GENERAL
-------------------------------------------------------------------------------------------
     472131003718            ELECTRONIC SPECIALTY CORPORATION                PAYROLL
-------------------------------------------------------------------------------------------
     472131002389                          PA&E                              GENERAL
-------------------------------------------------------------------------------------------
     472131002694                          PA&E                              PAYROLL
-------------------------------------------------------------------------------------------
     472131005259                          PA&E                            HEALTH INS
-------------------------------------------------------------------------------------------
     472131003932                          PA&E                              CLAIMS
-------------------------------------------------------------------------------------------
     472131002686                          PA&E                             BENEFITS
-------------------------------------------------------------------------------------------

                                                                       Exhibit A







                                  Form of Note

                               [Filed Separately]

                                                                     Exhibit B-1






                      Form of Opinion of New York Counsel

                            [Intentionally Omitted]

                                                                     Exhibit B-2






                     Form of Opinion of Washington Counsel

                            [Intentionally Omitted]

                                                                       Exhibit C




                         Form of Compliance Certificate

                            [Intentionally Omitted]

                                                                       Exhibit D



                           Form of Lockbox Agreement

                            [Intentionally Omitted]

                                                                       Exhibit E


          Form of Deed of Trust, Security Agreement and Fixture Filing

                               [Filed Separately]

                                                                       Exhibit F


                            Form of Pledge Agreement

                               [Filed Separately]

                                                                       Exhibit G


                           Form of Security Agreement

                               [Filed Separately]

                                                                       Exhibit H


                          Form of Subsidiary Guaranty

                               [Filed Separately]

                                                                       Exhibit I



                                EXCLUDED PERSONS


GSCP Recovery, Inc.

GSC Recovery II, L.P.

William E. Simon & Sons Special Situation Partners II, L.P.

M.W. Post Advisory Group L.L.C.

Alliance Capital Management L.P.

HBK Master Fund L.P.

================================================================================














                      PACIFIC AEROSPACE & ELECTRONICS, INC.

                                   $36,000,000

                   5.0 % Senior Secured Notes due May 1, 2007

                           (CUSIP Number: 693758 AD 6)

                            -------------------------

                             NOTE PURCHASE AGREEMENT

                            -------------------------






                           Dated as of March 19, 2002














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